UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23701

Name of Fund:	BlackRock ESG Capital Allocation Trust (ECAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ESG Capital Allocation Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Capital Allocation Trust (BCAT)

BlackRock ESG Capital Allocation Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Trust’s (BCAT) and BlackRock ESG Capital Allocation Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BCAT	$0.587966	$—	$—	$0.661234		$1.249200	47%	—%	—%	53%	100%
ECAT	0.233269	—	—	0.966731		1.200000	19	—	—	81	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BCAT	$0.1041
ECAT	0.1000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($13.87)(a)	9.01%
Current Monthly Distribution per Common Share(b)	$0.1041
Current Annualized Distribution per Common Share(b)	$1.2492

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)

The monthly distribution per Common Share, declared on February 1, 2023, was increased to $0.1275 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$13.87	$19.45	(28.69)%	$19.53	$13.51
Net Asset Value	16.84	20.90	(19.43)	20.96	16.33

GROWTH OF $10,000 INVESTMENT

BCAT commenced operations on September 28, 2020.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2022 (continued)	BlackRock Capital Allocation Trust (BCAT)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

		Since
	1 Year	Inception (a)

Trust at NAV(b)(c)	(12.61)%	(1.13)%
Trust at Market Price(b)(c)	(22.66)	(9.27)
MSCI ACWI	(18.36)	4.83
Bloomberg U.S. Aggregate Bond Index	(13.01)	(6.38)

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed- income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Within equities, holdings in index-related equity futures (mainly used to manage risk during periods of heightened market volatility) contributed to absolute returns. The Trust’s positioning in the energy sector contributed, as well. On the other hand, positioning in the information technology, consumer discretionary and industrials sectors detracted. On the fixed income side, an allocation to the credit (non-government) sectors was the primary driver of negative returns.

The Trust used derivatives, which may include options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. In the aggregate, the Trust’s use of derivatives contributed modestly to performance.

Private investments comprised close to 12% of the Trust’s total assets at the end of the period. The positions in private securities were a minor detractor from performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s allocation to equities decreased, with the largest reductions occurring in the industrials, consumer discretionary, information technology and communication services sectors. This was partially offset by increased weightings in consumer staples and energy. The total allocation to fixed income also declined, with the largest reductions in high yield bonds and, to a lesser extent, emerging market sovereign debt and securitized assets. The Trust’s holdings in cash increased as result of these changes.

The use of financial leverage, primarily deployed within fixed income, decreased. The Trust uses leverage to seek to enhance both income and total returns. The Trust had no financial leverage at the close of the period.

Describe portfolio positioning at period end.

The Trust had a 50% weighting in equities. It had allocations to all sectors, with the largest absolute weightings in information technology, healthcare, consumer discretionary and financials. Within equities, the Trust used options as an additional source of income. As of December 31, 2022, the Trust had sold options on approximately 11% of the equity portfolio.

The Trust finished the period with a weighting of 51% in fixed income, comprised predominately of securitized assets and high yield bonds, as well as investment-grade corporate issues and emerging market sovereign debt. Given the significant rise in yields in 2022, the investment adviser viewed these areas as being an attractive source of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2022 (continued)	BlackRock Capital Allocation Trust (BCAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 4,50%, 01/12/53	6.0%

Uniform Mortgage-Backed Securities, 5,00%, 01/12/53	5.2

Uniform Mortgage-Backed Securities, 4,50%, 02/13/53	1.3

Microsoft Corp.	1.3

Amazon.com, Inc.	0.9

Enbridge, Inc.	0.8

LVMH Moet Hennessy Louis Vuitton SE	0.8

Sempra Energy	0.7

Northrop Grumman Corp.	0.7

Marsh & McLennan Cos., Inc.	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	12/31/22

United States	71.8%

Cayman Islands	5.0

United Kingdom	3.0

Germany	2.8

Netherlands	2.2

France	2.0

Canada	1.5

Other#	11.7

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Investment Objective

BlackRock ESG Capital Allocation Trust’s (ECAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($13.43)(a)	8.94%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)

The monthly distribution per Common Share, declared on February 1, 2023, was increased to $0.1250 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$13.43	$18.65	(27.99)%	$ 18.94	$12.80
Net Asset Value	16.62	20.69	(19.67)	20.69	15.76

GROWTH OF $10,000 INVESTMENT

ECAT commenced operations on September 27, 2021.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

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Trust Summary as of December 31, 2022 (continued)	BlackRock ESG Capital Allocation Trust (ECAT)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception (a)

Trust at NAV(b)(c)	(12.89)%	(7.54)%
Trust at Market Price(b)(c)	(21.91)	(21.92)

MSCI ACWI	(18.36)	(12.27)
Bloomberg U.S. Aggregate Bond Index	(13.01)	(10.67)

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with environment, social and governance (“ESG”) considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Positioning in interest rate derivatives had a positive impact on returns, as did the Trust’s allocation to cash. In equities, positioning in consumer staples and materials contributed modestly to the Trust’s absolute return. On the other hand, its positioning in information technology, and to a lesser extent, consumer discretionary, industrials, healthcare and communication services, detracted. Positioning in index-related equity futures, which the investment adviser used as a way to tactically manage the Trust’s equity positioning, also weighed on returns. On the fixed income side, an allocation to the credit (non-government) sectors was the primary driver of negative returns.

Private investments comprised close to 3.5% of the Trust’s total assets at the end of the period. The positions in private securities were a minor contributor to performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s allocation to equities increased by eight percentage points, with the largest increases in the healthcare, consumer staples, materials and consumer discretionary sectors. This was partially offset by reduced weightings in utilities and real estate. The Trust’s total fixed-income allocation increased by 36 percentage points. The largest addition occurred in investment-grade corporates, with smaller increases in high yield bonds and agency mortgage-backed securities. The Trust’s holdings in cash decreased as result of these changes.

Describe portfolio positioning at period end.

The Trust had a 64% allocation to equities, when derivatives positions are included. It had allocations to all sectors, with the largest absolute weightings in information technology, healthcare, consumer discretionary and industrials. Within equities, the Trust used options as an additional source of income. As of December 31, 2022, the Trust had sold options on approximately 7% of the equity portfolio.

The Trust finished the period with a 47% allocation to fixed income, again when derivatives are included. The position was comprised predominately of investment-grade corporate and high yield bonds, as well as agency mortgage-backed securities and securitized assets. Given the significant rise in yields in 2022, the investment adviser viewed these areas as being an attractive source of income.

The above commentary (and referenced allocation percentages) is based on the economic exposures of the Trust, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds and may vary relative to the market value. While the Trust does not use financial leverage, specifically, it will not use borrowing to purchase additional investments, it can invest in certain transactions, notably derivatives, that may give rise to a form of economic leverage, and may result in a negative exposure to cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2022 (continued)	BlackRock ESG Capital Allocation Trust (ECAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 4,50%, 01/12/53	6.1%

Uniform Mortgage-Backed Securities, 5,00%, 01/12/53	5.3

Microsoft Corp.	2.3

Thermo Fisher Scientific, Inc.	2.0

Boston Scientific Corp.	1.9

Marsh & McLennan Cos., Inc.	1.9

NextEra Energy, Inc.	1.8

Alphabet, Inc.	1.7

American Tower Corp.	1.6

LVMH Moet Hennessy Louis Vuitton SE	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	12/31/22

United States	78.4%

France	4.9

Germany	3.0

United Kingdom	2.7

Netherlands	2.1

Cayman Islands	1.8

Finland	1.2

South Korea	1.1

Other#	4.8

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$852,823

Cayman Islands(a)(b) — 5.0%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 7.89%, 04/20/30	USD	1,950	1,769,195
AGL CLO 3 Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 7.38%, 01/15/33		550	491,161
AGL CLO 5 Ltd., Series 2020-5A, Class ER, (3 mo. LIBOR US + 6.45%), 10.69%, 07/20/34		3,000	2,629,886
AGL CLO 7 Ltd., Series 2020-7A, Class DR, (3 mo. LIBOR US + 3.10%), 7.18%, 07/15/34		250	232,114
AGL CLO 9 Ltd., Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 7.94%, 01/20/34		850	790,056
AIG CLO LLC, Series 2020-1A, Class ER, (3 mo. LIBOR US + 6.30%), 10.38%, 04/15/34		500	437,652
AIMCO CLO, Series 2017-AA, Class DR, (3 mo. LIBOR US + 3.15%), 7.39%, 04/20/34		250	227,087
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.08%, 10/15/29		950	825,581
Apidos CLO XXII, Series 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 7.19%, 04/20/31		250	233,967
Apidos CLO XXXII, Series 2019-32A, Class D, (3 mo. LIBOR US + 3.50%), 7.74%, 01/20/33		250	238,359
Apidos CLO XXXV, Series 2021-35A, Class E, (3 mo. LIBOR US + 5.75%), 9.99%, 04/20/34		375	321,088
Apidos CLO XXXVII, Series 2021-37A, Class E, (3 mo. LIBOR US + 6.30%), 10.62%, 10/22/34		250	224,168
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 8.33%, 10/15/28		3,000	2,835,497
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 10.61%, 04/25/34		700	600,432
Ares Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3 mo. LIBOR US + 6.70%), 10.78%, 10/15/34		1,250	1,126,427
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,500,719
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 7.23%, 07/15/34		1,500	1,381,511
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 10.86%, 10/25/34		625	557,655
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 7.13%, 07/15/32		2,700	2,509,953
Bardot CLO Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.00%), 7.32%, 10/22/32		250	232,295
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 7.33%, 07/15/31		250	219,687
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class ER, (3 mo. LIBOR US + 6.75%), 10.83%, 07/15/34		250	218,701
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.30%), 7.53%, 10/19/34		750	682,990
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 8.12%, 06/15/31		1,500	1,412,324
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3 mo. LIBOR US + 3.10%), 7.78%, 08/20/32		1,000	935,231
Buttermilk Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 7.18%, 10/15/31		250	220,951

Security		Par (000)	Value

Cayman Islands (continued)
Canyon CLO Ltd., Series 2020-3A, Class E, (3 mo. LIBOR US + 7.25%), 11.33%, 01/15/34	USD	250	$228,513
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 7.44%, 04/20/32		1,425	1,339,591
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 10.83%, 10/15/34		500	442,178
CIFC Funding Ltd.
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 7.12%, 04/24/30		1,000	933,562
Series 2019-3A, Class CR, (3 mo. LIBOR US + 3.05%), 7.13%, 10/16/34		1,000	933,528
Crown City CLO I, Series 2020-1A, Class DR, (3 mo. LIBOR US + 7.00%), 11.24%, 07/20/34		625	540,011
Crown City CLO III
Series 2021-1A, Class C, (3 mo. LIBOR US + 3.30%), 7.54%, 07/20/34		1,250	1,082,378
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.75%), 10.99%, 07/20/34		500	431,576
Crown Point CLO 9 Ltd., Series 2020-9A, Class DR, (3 mo. LIBOR US + 3.75%), 7.76%, 07/14/34		500	443,407
Eaton Vance CLO Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 6.50%), 10.58%, 04/15/31		500	445,046
Elmwood CLO I Ltd.
Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 8.64%, 10/20/33		5,750	5,688,768
Series 2019-1A, Class ER, (3 mo. LIBOR US + 7.71%), 11.95%, 10/20/33		2,375	2,219,417
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 11.04%, 04/20/34		3,000	2,759,344
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	724,900
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 6.10%), 10.34%, 10/20/34		250	223,315
Elmwood CLO VIII Ltd., Series 2021-1A, Class E1, (3 mo. LIBOR US + 6.00%), 10.24%, 01/20/34		500	446,730
Elmwood CLO X Ltd., Series 2021-3A, Class E, (3 mo. LIBOR US + 5.85%), 10.09%, 10/20/34		1,000	901,134
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 7.64%, 11/16/34		700	655,768
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 8.99%, 01/20/33		1,000	824,802
GoldenTree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3 mo. LIBOR US + 3.05%), 7.29%, 07/20/31		750	706,354
Golub Capital Partners CLO 53B Ltd., Series 2021- 53A, Class E, (3 mo. LIBOR US + 6.70%), 10.94%, 07/20/34		250	220,800
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 10.80%, 07/20/34		1,000	880,516
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33		2,625	2,275,767
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3 mo. SOFR + 6.85%), 10.71%, 07/15/35		750	674,853
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 10.48%, 10/19/34		250	223,538

S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 9.89%, 10/18/30	USD	500	$451,009
Niagara Park CLO Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 5.95%), 10.03%, 07/17/32		1,000	867,512
OCP CLO Ltd.
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 10.26%, 04/10/33		400	350,344
Series 2020-18A, Class DR, (3 mo. LIBOR US + 3.20%), 7.44%, 07/20/32		500	468,840
Series 2020-20A, Class D1, (3 mo. LIBOR US + 3.95%), 7.86%, 10/09/33		3,500	3,324,563
Series 2020-20A, Class E, (3 mo. LIBOR US + 7.66%), 11.57%, 10/09/33		2,250	2,101,042
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 7.13%, 07/15/34		250	231,309
OSD CLO Ltd., Series 2021-23A, Class E, (3 mo. LIBOR US + 6.00%), 10.08%, 04/17/31		250	222,401
Palmer Square CLO Ltd.
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 9.68%, 07/16/31		250	223,942
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.35%), 10.43%, 07/15/34		250	222,411
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.85%), 9.53%, 02/20/28		250	239,090
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 8.36%, 11/25/28		1,000	952,653
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.24%, 04/20/29		1,250	1,132,389
Series 2021-3A, Class C, (3 mo. LIBOR US + 2.50%), 6.74%, 07/20/29		250	228,030
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 9.24%, 07/20/29		250	224,546
Series 2021-4A, Class D, (3 mo. LIBOR US + 5.00%), 9.08%, 10/15/29		750	649,447
Series 2021-4A, Class E, (3 mo. LIBOR US + 7.51%), 11.59%, 10/15/29		500	471,054
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 11.54%, 01/20/34		600	536,330
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 7.48%, 07/15/34		1,000	884,934
Pikes Peak CLO 4, Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.25%), 7.33%, 07/15/34		1,000	925,720
Pikes Peak CLO 6, Series 2020-6A, Class ER2, (3 mo. LIBOR US + 6.43%), 11.10%, 05/18/34		500	433,297
Post CLO Ltd.
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.95%), 7.03%, 04/16/31		500	463,706
Series 2021-1A, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 10/15/34		750	659,799
Rad CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 6.83%, 04/15/32		250	230,035
Rad CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.59%), 11.67%, 01/15/34		5,000	4,664,237

Security		Par (000)	Value

Cayman Islands (continued)
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.15%), 8.23%, 10/15/33	USD	750	$735,802
Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 11.69%, 10/15/33		250	228,273
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.10%), 7.18%, 10/15/34		1,500	1,411,332
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 11.04%, 01/20/35		500	448,220
RR 19 Ltd., Series 2021-19A, Class D, (3 mo. LIBOR US + 6.50%), 10.58%, 10/15/35		250	227,338
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3 mo. LIBOR US + 5.90%), 10.14%, 07/20/34		3,750	3,297,957
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3 mo. LIBOR US + 7.32%), 11.56%, 10/20/32		1,480	1,374,881
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.35%), 7.59%, 07/20/34		250	228,861
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 9.24%, 12/29/29		1,500	1,319,723
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	390,580
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 9.99%, 12/28/29		1,000	897,749
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 9.99%, 12/29/29		500	455,544
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3 mo. LIBOR US + 3.30%), 7.38%, 07/15/32		500	454,603
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 10.23%, 01/15/34		500	456,267
TICP CLO II-2 Ltd., Series 2018-IIA, Class C, (3 mo. LIBOR US + 2.95%), 7.19%, 04/20/28		250	240,934
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 7.14%, 01/20/31		500	474,596
TICP CLO XI Ltd.
Series 2018-11A, Class D, (3 mo. LIBOR US + 3.05%), 7.29%, 10/20/31		250	237,750
Series 2018-11A, Class E, (3 mo. LIBOR US + 6.00%), 10.24%, 10/20/31		500	454,465
TICP CLO XV Ltd., Series 2020-15A, Class E, (3 mo. LIBOR US + 6.15%), 10.39%, 04/20/33		500	452,590
Trestles CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 7.26%, 04/25/32		500	464,639
Trimaran CAVU Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 8.39%, 07/20/32		1,750	1,577,652
Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.60%), 10.84%, 07/20/32		250	223,777
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 7.37%, 07/24/32		250	232,377

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Whitebox CLO I Ltd. (continued)
Series 2019-1A, Class DR, (3 mo. LIBOR US + 6.40%), 10.72%, 07/24/32	USD	1,300	$1,177,693
Series 2019-1A, Class SUB, 0.00%, 07/24/32		1,000	519,900
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 7.67%, 10/24/34		2,750	2,493,201
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 7.43%, 10/15/34		500	467,678
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 10.93%, 10/15/34		500	454,097

			91,657,602

Ireland(a)(b) — 0.5%
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 4.74%, 04/25/34	EUR	868	825,637
CIFC European Funding CLO III DAC, Series 3A, Class D, (3 mo. EURIBOR + 3.60%), 4.98%, 01/15/34		700	655,029
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3 mo. EURIBOR + 3.80%), 5.90%, 12/23/33		2,300	2,166,059
Henley CLO IV DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 4.54%, 04/25/34		1,000	914,528
Invesco Euro CLO V DAC, Series D, Class 5A, (3 mo. EURIBOR + 3.80%), 5.18%, 01/15/34		3,150	2,994,312
Prodigy Finance DAC
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 8.14%, 07/25/51	USD	340	334,127
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 10.29%, 07/25/51		340	333,363

			8,223,055

Netherlands — 0.1%
Alme Loan Funding V DAC, Series ER, Class 5A, (3 mo. EURIBOR + 5.41%), 6.79%, 07/15/31(a)(b)	EUR	2,250	2,020,320

United Kingdom — 0.0%
Ares European CLO XII DAC, Series 12A, Class DR, (3 mo. EURIBOR + 3.00%), 4.46%, 04/20/32(a)(b)		875	809,360

United States — 3.3%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)	USD	4,624	4,285,248
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60		209	206,131
Series 2020-C, Class B, 5.00%, 09/27/60		375	343,559
Series 2020-C, Class C, 0.00%, 09/27/60		1,177	601,095
Series 2020-D, Class B, 5.00%, 06/25/60		525	480,918
Series 2020-D, Class C, 0.00%, 06/25/60		1,240	570,790
Series 2021-E, Class B3, 3.76%, 12/25/60(b)		955	362,056
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		15	6,862
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		14,021	575,967
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,579,414
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 4.59%, 05/25/37		4,496	3,074,860
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 4.56%, 07/25/45		3,397	2,414,539

Security		Par (000)	Value

United States (continued)
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)	USD	310	$277,576
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.01%, 04/25/43(a)(c)		5	3,700,320
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,430	1,986,995
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	820,291
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,403,675
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	1,739,804
Litigation Fee Residual, 4.00%, 10/30/27(c)		3,151	3,013,289
Mariner Finance Issuance Trust(a)
Series 2021-BA, Class E, 4.68%, 11/20/36		540	378,132
Series 2022-AA, Class E, 5.40%, 03/20/36		1,420	1,093,713
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,134,648
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,363,546
Series 2021-BA, Class D, 4.75%, 04/20/62		340	265,573
Series 2021-CA, Class D, 4.44%, 04/20/62		110	86,551
Oportun Issuance Trust, Series 2021-B, Class D, 5.41%, 05/08/31(a)		2,362	1,820,301
Progress Residential(a)
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	636,227
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140	967,126
Regional Management Issuance, 3.88%, 10/17/33(c)		4,780	4,079,730
Regional Management Issuance Trust, Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050	1,803,379
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110	4,711,563
Series 2021-A, Class D, 5.23%, 12/22/31		800	654,564
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	299,827
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		3,500	3,143,530
Series 2021-A, Class D2, 3.86%, 01/15/53		1,910	1,695,975
Series 2021-C, Class D, 3.93%, 01/15/53		780	689,957
SoFi Professional Loan Program LLC(a)
Series 2017-A, Class R, 0.01%, 03/26/40(c)		105	1,024,116
Series 2018-A, Class R1, 0.01%, 02/25/42		115	1,972,198
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1 mo. LIBOR US + 1.80%), 6.19%, 05/25/35(b)		182	170,357
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,162,819
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	735,776

			59,332,997

Total Asset-Backed Securities — 8.9% (Cost: $187,924,528)			162,896,157

		Shares

Common Stocks

Australia — 0.5%
Glencore PLC		1,275,915	8,508,623

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada — 1.1%
Cameco Corp.	181,561	$4,115,988
Enbridge, Inc.	396,375	15,491,998
Lululemon Athletica, Inc.(d)	1,913	612,887

		20,220,873

Cayman Islands — 0.1%
Hedosophia European Growth(d)	2	21
Salt Pay Co. Ltd., Series C, (Acquired 11/16/21, Cost: $2,398,802)(c)(e)	1,235	1,162,666

		1,162,687

China — 0.3%
Kindstar Globalgene Technology, Inc.(a)(d)	2,024,500	740,108
Tencent Holdings Ltd.	130,888	5,549,699

		6,289,807

Finland — 0.2%
Aiven(c)	37,890	3,848,108

France — 2.0%
BNP Paribas SA	99,563	5,669,031
Cie de Saint-Gobain	68,425	3,347,406
Danone SA	62,658	3,302,431
Hermes International	2,618	4,052,275
Kering SA	11,591	5,898,978
LVMH Moet Hennessy Louis Vuitton SE	20,809	15,142,550

		37,412,671

Germany — 2.3%
Auto1 Group SE(a)(d)	169,548	1,408,608
Commerzbank AG(d)	120,650	1,128,031
Deutsche Telekom AG, Registered Shares	299,058	5,950,229
Mercedes-Benz Group AG, Registered Shares	124,027	8,110,729
SAP SE	113,614	11,729,586
SAP SE, ADR	7,100	732,649
Siemens AG, Registered Shares	42,531	5,862,949
Vantage Towers AG	213,873	7,329,742

		42,252,523

Hong Kong — 0.3%
AIA Group Ltd.	498,570	5,505,899

India — 0.3%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(c)(e)	2,279	5,471,153

Israel — 0.4%
Nice Ltd., ADR(d)	40,423	7,773,343

Italy — 0.4%
Ariston Holding NV	476,063	4,902,365
Intesa Sanpaolo SpA	1,216,785	2,695,676

		7,598,041

Japan — 0.7%
FANUC Corp.	45,363	6,788,414
Hoya Corp.	35,186	3,370,063
Keyence Corp.	1,600	621,191
Kose Corp.	10,998	1,194,968

		11,974,636

Netherlands — 1.9%
Adyen NV(a)(d)	4,140	5,747,350
ASML Holding NV	14,472	7,890,882

Security	Shares	Value

Netherlands (continued)
ING Groep NV, Series N	985,775	$12,007,871
Shell PLC	327,113	9,276,058

		34,922,161

South Korea — 0.4%
Amorepacific Corp.	28,737	3,145,111
LG Energy Solution Ltd.(d)	10,809	3,725,394

		6,870,505

Spain — 0.4%
Cellnex Telecom SA(a)	250,364	8,304,878

Switzerland — 0.9%
Nestle SA, Registered Shares	55,559	6,417,584
On Holding AG, Class A(d)	104,674	1,796,206
Roche Holding AG	7,920	2,488,760
TE Connectivity Ltd.	45,118	5,179,546

		15,882,096

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	69,341	5,165,211

United Kingdom — 2.6%
Alphawave IP Group PLC(d)	400,901	494,363
AstraZeneca PLC	67,551	9,140,958
AstraZeneca PLC, ADR	62,043	4,206,515
BP PLC	81,254	468,831
BP PLC, ADR	7,486	261,486
Compass Group PLC	337,716	7,798,545
Exscientia PLC, ADR(d)	100,350	534,865
Genius Sports Ltd.(d)	238,281	850,663
Hedosophia European Growth(d)	139,284	1,437,542
Lloyds Banking Group PLC	17,889,414	9,762,483
Unilever PLC	240,325	12,133,484

		47,089,735

United States — 32.7%
Abbott Laboratories(f)	115,962	12,731,468
AbbVie, Inc.	28,521	4,609,279
Activision Blizzard, Inc.	16,465	1,260,396
ACV Auctions, Inc., Class A(d)	203,406	1,669,978
Adobe, Inc.(d)	6,146	2,068,313
Air Products & Chemicals, Inc.	31,902	9,834,110
Albemarle Corp.	28,453	6,170,318
Alcoa Corp.	3,973	180,652
Align Technology, Inc.(d)	1,829	385,736
Alkami Technology, Inc.(d)	82,235	1,199,809
Alphabet, Inc., Class C(d)	123,010	10,914,677
Amazon.com, Inc.(d)(f)	207,648	17,442,432
American Tower Corp.	41,671	8,828,418
AmerisourceBergen Corp.	8,277	1,371,582
Amgen, Inc.	5,487	1,441,106
Apple, Inc.	43,993	5,716,010
Applied Materials, Inc.	45,247	4,406,153
Aptiv PLC(d)	37,435	3,486,322
Archer-Daniels-Midland Co.	143,792	13,351,087
Astra Space, Inc.	205,519	89,154
Bank of America Corp.	176,223	5,836,506
Booking Holdings, Inc.(d)	340	685,195
Boston Scientific Corp.(d)(f)	214,407	9,920,612
Bunge Ltd.	53,526	5,340,289
California Resources Corp.	47,698	2,075,340
Cap Hill Brands(c)	1,185,824	1,873,602
Capri Holdings Ltd.(d)	15,615	895,052

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Centene Corp.(d)	10,766		$882,920
CF Industries Holdings, Inc.	88,071		7,503,649
Charles Schwab Corp.(f)	106,270		8,848,040
Charter Communications, Inc., Class A(d)	9,297		3,152,613
Chesapeake Energy Corp.	13,724		1,295,134
Chipotle Mexican Grill, Inc.(d)	639		886,606
Chubb Ltd.	15,600		3,441,360
Clarify Health(c)	345,315		2,693,457
Comcast Corp., Class A	83,361		2,915,134
ConocoPhillips	70,441		8,312,038
Costco Wholesale Corp.	12,676		5,786,594
Coterra Energy, Inc.	9,800		240,786
Crowdstrike Holdings, Inc., Class A(d)	1,498		157,724
Crown PropTech Acquisitions(d)	133,056		1,350,518
Crown PropTech Acquisitions(c)	51,000		—
CVS Health Corp.	49,104		4,576,002
Datadog, Inc., Class A(d)	4,378		321,783
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $1,124,887)(e)(g)	—	(h)	3,851,324
Deere & Co.	17,424		7,470,714
Devon Energy Corp.	6,456		397,109
Dexcom, Inc.(d)	17,068		1,932,780
Diversey Holdings Ltd.(d)	294,531		1,254,702
Domino’s Pizza, Inc.	5,629		1,949,886
Dynatrace, Inc.(d)	28,869		1,105,683
Edwards Lifesciences Corp.(d)	10,652		794,746
Element Solutions, Inc.	49,065		892,492
Eli Lilly & Co.	15,621		5,714,787
Energy Transfer LP	47,336		561,878
Enterprise Products Partners LP	328,803		7,930,728
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(c)(e)	2,824		2,224,549
EQT Corp.(f)	298,868		10,110,704
Exxon Mobil Corp.	45,678		5,038,283
F5, Inc.(d)	36,059		5,174,827
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(c)(e)	126,282		9,618,900
Fortive Corp.	144,286		9,270,375
Freeport-McMoRan, Inc.(f)	187,561		7,127,318
Generac Holdings, Inc.(d)	1,100		110,726
General Motors Co.	19,008		639,429
Global Foundries, Inc.(d)	73,546		3,963,394
Green Plains, Inc.(d)	46,023		1,403,701
Halliburton Co.	45,704		1,798,452
HCA Healthcare, Inc.	5,700		1,367,772
Hilton Worldwide Holdings, Inc.	29,899		3,778,038
Humana, Inc.	24,297		12,444,680
Informatica, Inc., Class A(d)	53,593		873,030
International Flavors & Fragrances, Inc.	39,157		4,105,220
Intuit, Inc.	4,333		1,686,490
Intuitive Surgical, Inc.(d)	8,693		2,306,688
Johnson & Johnson	41,371		7,308,187
KINS Technology Group, Inc.(c)	117,311		111,445
KLA Corp.	3,736		1,408,584
Latch, Inc.	142,273		101,000
Liberty Broadband Corp., Class C(d)	39,610		3,021,055
Liberty Media Corp.-Liberty SiriusXM, Class C(d)	277,460		10,857,010
Lions Gate Entertainment Corp., Class A(d)	44,712		255,306
LPL Financial Holdings, Inc.	51,105		11,047,368
LyondellBasell Industries NV, Class A	32,850		2,727,535

Security	Shares	Value

United States (continued)
Marathon Oil Corp.	290,181	$7,855,200
Marathon Petroleum Corp.	10,828	1,260,271
Marqeta, Inc., Class A(d)	6,415	39,196
Marsh & McLennan Cos., Inc.	85,904	14,215,394
Masco Corp.	12,241	571,287
Mastercard, Inc., Class A	38,023	13,221,738
McDonald’s Corp.	8,552	2,253,709
McKesson Corp.	4,582	1,718,800
Merck & Co., Inc.	96,033	10,654,861
Micron Technology, Inc.	126,601	6,327,518
Microsoft Corp.	109,228	26,195,111
Mirion Technologies, Inc.	477,390	3,155,548
Mirion Technologies, Inc.(d)	219,122	1,448,396
Morgan Stanley	72,215	6,139,719
Mr. Cooper Group, Inc.(d)	15,882	637,345
NextEra Energy, Inc.(f)	102,243	8,547,515
Northrop Grumman Corp.	26,453	14,433,021
Offerpad Solutions, Inc.	202,591	93,293
Otis Worldwide Corp.	6,650	520,761
Ovintiv, Inc.	2,918	147,972
Park Hotels & Resorts, Inc.	35,866	422,860
Pfizer, Inc.	58,466	2,995,798
Phillips 66	11,986	1,247,503
Planet Labs PBC	156,720	681,732
Playstudios, Inc.	226,924	880,465
Proof Acquisition Corp.(c)	29,114	32,899
Raymond James Financial, Inc.	34,288	3,663,673
Rocket Lab USA, Inc.(d)	122,062	460,174
Rockwell Automation, Inc.	8,413	2,166,936
Rotor Acquisition Corp.	23,869	13,844
RXO, Inc.(d)	48,744	838,397
Salesforce, Inc.(d)	21,005	2,785,053
Sarcos Technology & Robotics Corp.(d)	45,102	25,316
Sarcos Technology and Robotics Corp.	964,459	541,351
Schlumberger Ltd.	116,005	6,201,627
Seagen, Inc.(d)	24,021	3,086,939
Sempra Energy	93,572	14,460,617
ServiceNow, Inc.(d)	16,848	6,541,573
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(c)(e)	12,621	89,862
Sonder Holdings, Inc., Class A	223,319	276,916
SPDR S&P Biotech ETF(d)	45,000	3,735,000
Starbucks Corp.	38,563	3,825,450
Sun Country Airlines Holdings, Inc.	175,935	2,790,329
Symbotic Corp., Class A	22,948	273,999
Taboola.com Ltd.	64,770	199,492
Tesla, Inc.(d)	28,645	3,528,491
Thermo Fisher Scientific, Inc.	11,633	6,406,177
TJX Cos., Inc.	60,008	4,776,637
Toast, Inc., Class A(d)	15,113	272,487
TPB Acquisition Corp. I, Class A(d)	77,043	773,512
United Parcel Service, Inc., Class B	51,450	8,944,068
United Rentals, Inc.(d)	1,930	685,961
UnitedHealth Group, Inc.(f)	26,320	13,954,338
Valero Energy Corp.	43,040	5,460,054
Vertiv Holdings Co.	284,378	3,884,603
Visa, Inc., Class A	8,102	1,683,271
Vulcan Materials Co.	31,506	5,517,016
Walmart, Inc.	42,418	6,014,448
Walt Disney Co.(d)	87,905	7,637,186

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Wells Fargo & Co.		147,076	$6,072,768
XPO Logistics, Inc.(d)		48,744	1,622,688

			594,793,014

Total Common Stocks — 47.8% (Cost: $890,175,306)			871,045,964

		Par (000)

Corporate Bonds

Argentina — 0.0%
Genneia SA, 8.75%, 09/02/27(a)	USD	522	506,103

Australia(c) — 0.3%
Oceana Australian Fixed Income Trust
10.00%, 08/31/23	AUD	4,163	2,834,379
10.25%, 08/31/25		4,163	2,915,868

			5,750,247

Austria — 0.1%
BRF GmbH, 4.35%, 09/29/26(i)	USD	200	180,788
Klabin Austria GmbH, 3.20%, 01/12/31(a)		619	498,295
Suzano Austria GmbH, 3.13%, 01/15/32		636	495,285

			1,174,368

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		560	460,950

Bahrain(i) — 0.1%
BBK BSC, 5.50%, 07/09/24		453	442,043
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/24		766	778,591

			1,220,634

Belgium(i) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	118,700
KBC Group NV, (1 year UK Government Bond + 0.92%), 1.25%, 09/21/27(b)		100	102,927

			221,627

Bermuda — 0.0%
Geopark Ltd., 5.50%, 01/17/27(a)	USD	448	385,924

Brazil — 0.1%
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		645	622,546
BRF SA, 4.88%, 01/24/30(i)		383	322,510
Gol Finance SA, 7.00%, 01/31/25(a)		1,036	450,854
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(j)		1,279	214,073
Suzano Austria GmbH, 3.75%, 01/15/31		453	378,198

			1,988,181

Canada — 0.1%
Rogers Communications, Inc., 3.80%, 03/15/32(a)		2,675	2,308,401
Toronto-Dominion Bank, 2.88%, 04/05/27(i)	GBP	100	109,681

			2,418,082

Cayman Islands — 0.3%
China Evergrande Group, 8.25%, 03/23/22(d)(i)(k)	USD	500	33,750
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/23(i)		451	447,702
Fantasia Holdings Group Co. Ltd.(d)(i)(k)
6.95%, 12/17/21		320	24,800
9.25%, 07/28/23		1,200	93,000

Security		Par (000)	Value

Cayman Islands (continued)
IHS Holding Ltd., 6.25%, 11/29/28(a)	USD	569	$457,440
Jingrui Holdings Ltd.(d)(i)(k)
12.00%, 07/25/22		370	34,040
12.75%, 09/09/23		355	22,670
MAF Sukuk Ltd., 3.93%, 02/28/30(i)		990	916,245
Melco Resorts Finance Ltd., 5.38%, 12/04/29(i)		250	195,000
Modern Land China Co. Ltd., 9.80%, 04/11/23(d)(i)(k)		680	39,100
Oryx Funding Ltd., 5.80%, 02/03/31(a)		574	545,228
Ronshine China Holdings Ltd.(d)(i)(k)
7.35%, 12/15/23		200	10,000
7.10%, 01/25/25		400	20,000
Seagate HDD Cayman, 9.63%, 12/01/32		350	383,880
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)		96	93,840
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(a)		1,419	1,397,538
Sinic Holdings Group Co. Ltd.(d)(k)
8.50%, 01/24/22(i)		1,100	11,000
10.50%, 06/18/22		200	2,000

			4,727,233

Chile — 0.1%
Empresa Nacional del Petroleo, 3.75%, 08/05/26(i)		526	492,566
Kenbourne Invest SA, 6.88%, 11/26/24(a)		868	819,880

			1,312,446

China(i) — 0.0%
China Aoyuan Group Ltd., 8.50%, 01/23/22(d)(k)		359	28,720
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(d)(k)		520	40,300
Fortune Star BVI Ltd., 5.05%, 01/27/27		200	126,000
RKPF Overseas Ltd., Series 2020-A, 5.20%, 01/12/26		200	141,000

			336,020

Colombia — 0.3%
Ecopetrol SA
4.13%, 01/16/25		1,019	968,559
4.63%, 11/02/31		1,080	823,500
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		640	506,920
Grupo Aval Ltd., 4.38%, 02/04/30(a)		1,302	1,052,016
Millicom International Cellular SA, 5.13%, 01/15/28(i)		1,066	988,877
SURAAsset Management SA, 4.88%, 04/17/24(i)		967	959,748

			5,299,620

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		791	766,281

France — 0.2%
BNP Paribas SA(i)
3.38%, 01/23/26	GBP	100	113,490
1.88%, 12/14/27		100	101,251
Sabena Technics Sas, (Acquired 10/28/22, Cost: $2,348,546), 1.00%, 09/30/29(c)(e)	EUR	2,397	2,565,868
Societe Generale SA, 1.88%, 10/03/24(i)	GBP	100	113,980
TotalEnergies Capital International SA, 1.66%, 07/22/26(i)		100	108,554

			3,003,143

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany — 0.4%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(a)	EUR	3,303	$2,969,984
APCOA Parking Holdings GmbH, (3 mo. EURIBOR + 5.00%), 6.38%, 01/15/27(a)(b)		852	849,644
Deutsche Bank AG
2.63%, 12/16/24(i)	GBP	100	112,253
(1 day SOFR + 3.04%), 3.55%, 09/18/31(b)	USD	1,755	1,406,963
(1 day SONIA + 1.94%), 4.00%, 06/24/26(b)(i)	GBP	100	113,166
Douglas GmbH, 6.00%, 04/08/26(a)	EUR	702	627,540
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(a)(j)		857	553,836

			6,633,386

Hong Kong(d)(k) — 0.0%
Yango Justice International Ltd.
10.25%, 09/15/22	USD	1,200	24,000
7.50%, 04/15/24(i)		2,000	30,000

			54,000

India(i) — 0.0%
Adani Green Energy Ltd., 4.38%, 09/08/24		549	495,919
ReNew Power Pvt Ltd., 5.88%, 03/05/27		200	191,100
Vedanta Resources Finance II PLC, 13.88%, 01/21/24		200	173,412

			860,431

Indonesia(i) — 0.1%
Freeport Indonesia PT, 4.76%, 04/14/27		1,005	963,654
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		300	284,625
Pertamina Persero PT, 3.65%, 07/30/29		1,150	1,049,501
Theta Capital Pte. Ltd., 8.13%, 01/22/25		200	150,788

			2,448,568

Isle of Man — 0.1%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		1,172	1,016,930

Israel — 0.1%
Leviathan Bond Ltd., 5.75%, 06/30/23(a)(i)		1,110	1,102,464

Italy — 0.4%
Fiber Bidco Spa
7.95%, 10/25/27	EUR	695	736,869
11.00%, 10/25/27		1,050	1,186,482
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 7.70%, 04/30/27(a)(b)		3,040	2,863,667
Marcolin SpA, 6.13%, 11/15/26(a)		928	854,304
Shiba Bidco SpA, 4.50%, 10/31/28(a)		1,882	1,723,309

			7,364,631

Japan — 0.1%
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30	USD	3,300	2,693,623

Jersey — 0.1%
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		3,000	2,453,878
Wheel Bidco Ltd., 6.75%, 07/15/26(a)	GBP	360	347,960

			2,801,838

Kuwait — 0.0%
NBK Tier 1 Ltd., (6 year CMT + 2.88%), 3.63%(a)(b)(l)	USD	961	836,551

Luxembourg — 0.4%
Atento Luxco 1 SA, 8.00%, 02/10/26(a)		202	107,982
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		1,072	899,006
FEL Energy VI SARL, 5.75%, 12/01/40		567	482,592
Garfunkelux Holdco 3 SA(a)
6.75%, 11/01/25	EUR	1,088	928,516
7.75%, 11/01/25	GBP	2,328	2,186,738

Security		Par (000)	Value

Luxembourg (continued)
Gol Finance SA, 8.00%, 06/30/26(a)	USD	423	$249,782
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	1,006	743,748
Kenbourne Invest SA, 4.70%, 01/22/28(a)	USD	340	264,733
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)		1,037	850,988
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(a)	EUR	718	710,939

			7,425,024

Macau — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26(i)	USD	250	231,531

Mauritius — 0.1%
CA Magnum Holdings, 5.38%, 10/31/26(i)		200	181,026
HTA Group Ltd., 7.00%, 12/18/25(a)		1,143	1,049,274
India Cleantech Energy, 4.70%, 08/10/26(a)		406	347,355
India Green Energy Holdings, 5.38%, 04/29/24(a)		281	270,462

			1,848,117

Mexico — 0.5%
Alpek SAB de CV, 3.25%, 02/25/31(a)		734	609,816
Axtel SAB de CV, 6.38%, 11/14/24(a)		620	505,610
Braskem Idesa SAPI, 6.99%, 02/20/32(a)		668	475,950
Comision Federal de Electricidad, 4.88%, 01/15/24		983	971,511
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(l)		585	579,625
Grupo KUO SAB De CV, 5.75%, 07/07/27(a)		585	545,622
Mexico City Airport Trust, 5.50%, 07/31/47(i)		613	472,010
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)		1,475	729,480
Petroleos Mexicanos
6.50%, 03/13/27		1,397	1,269,524
8.75%, 06/02/29		972	909,610
5.95%, 01/28/31		1,189	898,884
6.70%, 02/16/32		1,116	874,665
6.38%, 01/23/45		155	95,674
Trust Fibra Uno, 5.25%, 01/30/26(a)		495	478,541

			9,416,522

Morocco — 0.1%
OCP SA, 3.75%, 06/23/31(i)		1,217	1,014,141

MultiNational(a) — 0.1%
Connect Finco SARL/Connect U.S. Finco LLC, 10/01/26		1,050	973,098
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29		200	162,750

			1,135,848

Netherlands — 0.4%
Braskem Netherlands Finance BV, 4.50%, 01/31/30(i)		556	469,820
Cooperatieve Rabobank UA, (1 year UK Government Bond + 1.05%), 1.88%, 07/12/28(b)(i)	GBP	100	102,434
Equate Petrochemical BV
4.25%, 11/03/26(i)	USD	497	474,262
2.63%, 04/28/28(a)		405	351,540
ING Groep NV, 3.00%, 02/18/26(i)	GBP	100	112,450
Metinvest BV(i)
8.50%, 04/23/26	USD	669	346,542
7.65%, 10/01/27		682	349,951
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		3,260	2,802,174

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Titan Holdings II BV, 5.13%, 07/15/29(a)	EUR	566	$472,582
Vivo Energy Investments BV
5.13%, 09/24/27(a)	USD	1,540	1,372,333
5.13%, 09/24/27		913	813,597
Volkswagen Financial Services NV, 1.88%, 12/03/24(i)	GBP	100	112,807

			7,780,492

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(a)	USD	592	558,256

Panama — 0.1%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)		677	553,997
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(i)		565	487,242

			1,041,239

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)		316	252,662

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(i)		438	411,118
Nexa Resources SA, 5.38%, 05/04/27(a)		292	273,713

			684,831

Saudi Arabia — 0.1%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)		1,562	1,414,391

Singapore — 0.1%
Puma International Financing SA
5.13%, 10/06/24(a)		585	541,125
5.00%, 01/24/26(i)		719	618,475

			1,159,600

South Africa — 0.1%
Sasol Financing USA LLC, 6.50%, 09/27/28		1,198	1,082,543

Spain(i) — 0.1%
AI Candelaria Spain SA, 7.50%, 12/15/28		517	489,834
Banco Santander SA, (1 year UK Government Bond + 1.80%), 3.13%, 10/06/26(b)	GBP	400	447,344
Telefonica Emisiones SA, 5.38%, 02/02/26		200	240,881

			1,178,059

Sweden — 0.0%
Swedbank AB, (1 year UK Government Bond + 1.00%), 1.38%, 12/08/27(b)(i)		100	102,961

Switzerland — 0.1%
UBS Group AG, (1 year CMT + 0.83%), 1.01%, 07/30/24(a)(b)	USD	1,697	1,650,072

United Arab Emirates(i) — 0.1%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(l)		1,060	1,046,750
MAF Sukuk Ltd., 4.64%, 05/14/29		847	821,749

			1,868,499

United Kingdom — 0.7%
Avianca Midco 2 PLC, 9.00%, 12/01/28(a)		763	556,943
Barclays PLC(i)
3.00%, 05/08/26	GBP	100	109,648
3.25%, 02/12/27		100	108,337
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)		2,355	2,378,021

Security		Par (000)	Value

United Kingdom (continued)
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	3,137	$2,468,130
BG Energy Capital PLC, 5.13%, 12/01/25(i)	GBP	200	242,951
Deuce Finco PLC, 5.50%, 06/15/27(a)		1,856	1,784,952
HSBC Holdings PLC, (1 day SONIA + 1.31%), 1.75%, 07/24/27(b)		100	103,912
Informa PLC, 3.13%, 07/05/26(i)		100	109,136
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(a)		675	758,918
Kane Bidco Ltd.(a)
5.00%, 02/15/27	EUR	615	562,890
6.50%, 02/15/27	GBP	699	701,397
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)	USD	806	577,197
Lloyds Banking Group PLC, 2.25%, 10/16/24(i)	GBP	200	229,381
NatWest Group PLC(b)(i)
(1 year SONIA + 1.49%), 2.88%, 09/19/26		100	110,939
(1 year SONIA + 2.01%), 3.13%, 03/28/27		100	110,203
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(i)		100	112,506
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)	USD	1,348	911,585

			11,937,046

United States — 9.1%
AbbVie, Inc., 3.20%, 11/21/29		3,265	2,943,313
Affinity Gaming, 6.88%, 12/15/27(a)		1,000	847,839
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		2,370	1,920,900
Allegiant Travel Co., 8.50%, 02/05/24(a)		5,000	4,987,500
American Tower Corp., 2.70%, 04/15/31		3,010	2,450,000
Amgen, Inc.
5.50%, 12/07/26(i)	GBP	100	123,342
4.05%, 08/18/29	USD	3,355	3,135,328
Amkor Technology, Inc., 6.63%, 09/15/27(a)		350	346,366
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30		3,045	2,771,944
AT&T, Inc.
2.90%, 12/04/26	GBP	200	222,838
5.50%, 03/15/27(i)		100	121,734
Azul Investments LLP, 7.25%, 06/15/26(a)	USD	295	180,743
Bank of America Corp., (1 day SOFR + 1.53%), 1.90%, 07/23/31(b)		3,340	2,563,468
Bank of New York Mellon Corp., (1 day SOFR + 2.07%), 5.83%, 10/25/33		2,285	2,368,617
Baxter International, Inc., 2.54%, 02/01/32		2,830	2,248,133
Broadcom, Inc., 3.42%, 04/15/33(a)		2,615	2,096,466
California Resources Corp., 7.13%, 02/01/26(a)		583	560,286
Caresyntax, Inc., 15.00%, 12/31/24		200	199,502
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		220	154,190
Cinemark Holdings, Inc., 4.50%, 08/15/25		4,035	3,853,742
Citigroup, Inc., 1.75%, 10/23/26	GBP	200	212,745
CVS Health Corp., 1.88%, 02/28/31	USD	2,285	1,792,362
Dollar General Corp., 3.50%, 04/03/30		2,015	1,812,786
Ecolab, Inc., 4.80%, 03/24/30		2,000	1,979,793
Elevance Health, Inc., 2.55%, 03/15/31		2,945	2,474,173
Flyr Convertible Notes, 8.00%, 07/20/23(c)		2,187	2,371,615
Flyr Secured Notes, 10.00%, 01/20/27(c)		1,113	1,029,525
Forestar Group, Inc., 5.00%, 03/01/28(a)		2,600	2,230,708
Freed Corp., 10.00%, 12/02/23(c)		5,808	5,590,224

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Freedom Mortgage Corp.(a)
8.13%, 11/15/24	USD	1,409	$1,296,280
8.25%, 04/15/25		2,616	2,353,032
FreeWire Technologies, Inc., 12.59%, 03/31/25(c)		2,309	2,118,293
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27		1,128	1,047,427
6.75%, 05/01/29		737	609,691
8.75%, 05/15/30		1,000	1,016,749
Frontier Florida LLC, Series E, 6.86%, 02/01/28		760	699,831
Full House Resorts, Inc., 8.25%, 02/15/28(a)		230	203,621
Gen Digital, Inc., 7.13%, 09/30/30(a)		45	44,212
General Mills, Inc., 2.88%, 04/15/30		3,210	2,773,203
General Motors Co., 5.60%, 10/15/32		1,265	1,175,180
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP	100	129,748
(1 day SOFR + 1.09%), 1.99%, 01/27/32(b)	USD	3,150	2,399,722
GoTo Group, Inc., 5.50%, 09/01/27(a)		1,275	685,723
HCA, Inc.
3.50%, 09/01/30		132	113,847
3.63%, 03/15/32(a)		2,120	1,793,846
Home Depot, Inc., 1.38%, 03/15/31		3,020	2,339,523
Homes By West Bay LLC, 9.50%, 04/30/27(c)		5,256	4,776,653
Howard Hughes Corp.(a)
4.13%, 02/01/29		1,002	839,175
4.38%, 02/01/31		1,102	891,594
Howmet Aerospace, Inc., 6.88%, 05/01/25		115	118,010
Humana, Inc., 2.15%, 02/03/32		2,300	1,794,764
JPMorgan Chase & Co.(b)
(1 day SONIA + 0.68%), 0.99%, 04/28/26(i)	GBP	200	218,376
(3 mo. SOFR + 1.11%), 1.76%, 11/19/31	USD	3,170	2,403,077
Kraft Heinz Foods Co., 3.75%, 04/01/30		3,150	2,868,543
Lightning eMotors, Inc., 7.50%, 05/15/24(a)		945	189,000
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		170	98,565
Lowe’s Cos., Inc., 2.63%, 04/01/31		2,960	2,452,543
Maxar Technologies, Inc., 7.75%, 06/15/27(a)		636	660,316
MCM Trust, 1.00%, 01/01/59(c)		4,249	4,097,543
Merck & Co., Inc., 2.15%, 12/10/31		1,360	1,110,568
Morgan Stanley, (1 day SOFR + 1.02%), 1.93%, 04/28/32(b)		3,055	2,305,079
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27		242	216,590
5.50%, 08/15/28		1,128	919,784
5.75%, 11/15/31		488	379,420
Newmont Corp., 2.60%, 07/15/32		2,720	2,165,423
NRG Energy, Inc., 5.75%, 01/15/28		250	234,667
NVIDIA Corp., 2.00%, 06/15/31		2,895	2,318,677
Oracle Corp., 6.15%, 11/09/29		3,000	3,113,898
Pacific Gas and Electric Co., 4.50%, 07/01/40		42	33,217
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)		1,275	1,170,895
Pitney Bowes, Inc.(a)
6.88%, 03/15/27		2,080	1,778,171
7.25%, 03/15/29		1,858	1,452,975
Republic Services, Inc., 1.45%, 02/15/31		3,080	2,374,436
Sabre Global, Inc.(a)
9.25%, 04/15/25		871	867,627
7.38%, 09/01/25		350	336,364
Sasol Financing USA LLC
4.38%, 09/18/26		404	356,984

Security		Par (000)	Value

United States (continued)
Sasol Financing USA LLC (continued)
5.50%, 03/18/31	USD	954	$772,323
Service Properties Trust
4.50%, 06/15/23		1,335	1,311,894
4.35%, 10/01/24		190	172,724
Sitio Royalties Corp., 1.00%, 09/21/26(c)		7,950	7,801,335
Stem, Inc., 0.50%, 12/01/28(a)		200	125,760
Stillwater Mining Co., 4.00%, 11/16/26(i)		1,071	941,342
Talen Energy Supply LLC(a)(d)(k)
7.25%, 05/15/27		2,904	3,005,640
6.63%, 01/15/28		2,138	2,186,105
Tap Rock Resources LLC, 7.00%, 10/01/26(a)		1,444	1,343,064
Tenet Healthcare Corp., 4.25%, 06/01/29(a)		4,566	3,955,526
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 8.17%, 09/30/24(a)(b)		3,800	3,683,113
T-Mobile USA, Inc., 03/15/32		2,955	2,387,478
Union Pacific Corp., 2.40%, 02/05/30		2,000	1,710,967
United Wholesale Mortgage LLC, 5.75%, 06/15/27(a)		741	637,920
UnitedHealth Group, Inc., 4.20%, 05/15/32		2,430	2,306,714
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(a)		45	43,555
Univision Communications, Inc., 7.38%, 06/30/30(a)		250	238,925
Verizon Communications, Inc.
1.13%, 11/03/28	GBP	100	96,926
2.55%, 03/21/31	USD	3,000	2,467,076
Viasat, Inc., 5.63%, 04/15/27(a)		237	215,279
VICI Properties LP
5.13%, 05/15/32		1,885	1,745,416
5.63%, 05/15/52		689	609,469
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(a)		3,880	3,719,950
Walt Disney Co., 3.80%, 03/22/30		3,055	2,847,323
Waste Management, Inc., 4.15%, 04/15/32		1,875	1,784,003
Western Digital Corp., 4.75%, 02/15/26		317	298,525
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(a)		1,134	1,076,558
Xerox Holdings Corp., 5.00%, 08/15/25(a)		2,080	1,914,723

			166,332,677

Total Corporate Bonds — 15.0% (Cost: $307,684,442)			273,497,792

Floating Rate Loan Interests(b)

Australia(c) — 0.0%
Oceana Australian Fixed Income Trust, A Note Upsize
8.00%, 01/21/24	AUD	810	541,837
8.00%, 03/28/26		100	66,383

			608,220

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (6 mo. EURIBOR + 4.85%), 7.60%, 10/01/28	EUR	3,566	2,977,434

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Canada — 0.0%
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 11/01/26	USD	274		$269,012
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 10.51%, 12/22/26		517		497,401

				766,413

Cayman Islands — 0.3%
Vita Global Finco Ltd., EUR Term Loan B, (6 mo. EURIBOR + 7.00%), 9.44%, 07/06/27(c)	EUR	4,945		5,028,706

Jersey — 0.2%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (1 day SONIA + 7.00%), 8.69%, 07/06/27(c)	GBP	3,028		3,477,151

Luxembourg(c) — 0.3%
Luxembourg Life Fund
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 13.98%, 05/27/26	USD	2,920		3,171,133
2021 Term Loan, (3 mo. LIBOR + 9.25%), 13.93%, 04/01/23		2,062		2,059,460

				5,230,593

United Kingdom — 0.0%
GVC Holdings Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.23%, 03/29/27		—	(m)	537

United States — 6.3%
Altar Bidco, Inc.
2021 2nd Lien Term Loan, 02/01/30(n)		1,180		1,000,050
2021 Term Loan, (6 mo. SOFRTE + 3.10%), 6.61%, 02/01/29		563		536,927
American Auto Auction Group LLC, 2021 Term Loan B, (3 mo. SOFRTE + 5.00%, 0.75% Floor), 9.73%, 12/30/27		2,969		2,283,169
American Rock Salt Co. LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 06/09/28		428		401,009
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28(c)		2,975		2,934,990
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28		2,473		2,282,204
City Brewing Co. LLC, Closing Date Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.79%, 04/05/28		701		299,540
CML Hyatt Lost Pines, Term Loan, (1 mo. LIBOR + 3.43%), 7.70%, 09/09/26(c)		5,000		4,885,935
CML La Quinta Resort, Term Loan, (3 mo. LIBOR + 3.20%), 7.97%, 12/09/26(c)		6,800		6,598,310
CML ST Regis Aspen, Term Loan, (1 mo. LIBOR + 2.90%, 1.00% Floor), 7.24%, 02/09/27(c)		5,100		4,887,654
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 05/17/28		420		351,067
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 09/29/28		790		748,784
Cypher Bidco, EUR Term Loan, (6 mo. EURIBOR + 4.50%), 6.61%, 03/01/28(c)	EUR	1,828		1,809,696
Digital Room Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.63%, 12/21/28	USD	977		836,231
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		1,573		1,528,435

Security		Par (000)	Value

United States (continued)
DS Parent, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 10.48%, 12/10/28	USD	1,495	$1,421,163
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26		246	243,561
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28		3,606	3,594,077
EIS Buyer, Inc., Revolver, 09/01/27(c)(n)		373	363,102
EIS Group, Inc., Term Loan, (3 mo. SOFR CME + 0.00%), 4.39%, 05/01/28(c)		3,734	3,631,020
Emerald Electronics Manufacturing Services, Term Loan, (1 mo. SOFRTE + 6.25%, 1.00% Floor), 10.67%, 12/29/27		1,160	1,090,247
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 9.07%, 11/12/26(c)		13,191	12,894,543
GoTo Group, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 9.14%, 08/31/27		861	550,224
Green Plains Operating Co. LLC, Term Loan, (3 mo. LIBOR + 8.00%), 10.51%, 07/20/26(c)		7,098	7,000,757
Herschend Entertainment Co. LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.19%, 08/27/28		390	385,650
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%, (4.50)% Floor), 9.89%, 09/27/28(c)		1,917	1,629,144
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/02/28		253	225,086
J&J Ventures Gaming LLC, Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 04/26/28		1,433	1,368,625
Jack Ohio Finance LLC, Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 9.13%, 10/04/28(c)		569	555,744
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		2,891	2,499,489
LSF11 A5 Holdco LLC, Term Loan, (1 mo. SOFRTE + 3.50%, 0.50% Floor), 8.05%, 10/15/28		1,427	1,376,906
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.23%, 09/03/26		935	748,130
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		1,052	967,840
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		3,651	3,465,113
MIP V Waste Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/08/28		1,502	1,478,497
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30		141	110,905
Opendoor GP II LLC, Mezzanine Term Loan, 10.00%, 01/23/26(c)		4,442	4,148,991
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 10.64%, 10/13/28(c)		5,208	4,843,112
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 6.99%, 12/28/27		1,441	1,252,016
Profrac Services LLC, 2022 Term Loan, (3 mo. SOFRTE + 7.25%, 1.00% Floor), 11.10%, 03/04/25(c)		1,589	1,629,113

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 03/10/28	USD	233	$220,198
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 12.11%, 04/27/29		620	305,741
2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.11%, 04/27/28		1,124	773,393
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		858	832,077
Signal Parent, Inc., Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.89%, 04/03/28		2,850	1,698,328
Sonder Secured Notes, 01/19/27(c)(n)		9,039	8,146,508
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		336	326,600
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		1,854	1,768,866
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		546	444,615
Talen Energy Supply LLC, 2022 DIP Term Loan, (3 mo. SOFR CME + 4.75%, 0.75% Floor), 9.06%, 11/10/23		4,613	4,638,971
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28		1,176	1,089,607
Ultimate Software Group, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		406	385,513
Vaco Holdings LLC, 2022 Term Loan, (3 mo. SOFR CME + 5.00%), 9.73%, 01/21/29		1,154	1,109,125
Valcour Packaging LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.98%, 10/04/28(c)		425	348,328
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27		253	244,901
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		4,243	4,095,854

			115,285,681

Floating Rate Loan Interests — 7.3% (Cost: $143,227,778)			133,374,735

Foreign Agency Obligations

Bahrain — 0.0%
Bahrain Government International Bond
5.63%, 09/30/31(a)		321	291,869
5.45%, 09/16/32(i)		457	401,818

			693,687

Brazil — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(o)	BRL	54,542	8,614,917

Security		Par (000)	Value

Chile — 0.1%
Chile Government International Bond
4.34%, 03/07/42	USD	694	$584,608
4.00%, 01/31/52		290	223,264

			807,872

Colombia — 0.3%
Colombia Government International Bond
4.50%, 01/28/26		497	466,497
3.88%, 04/25/27		1,733	1,529,697
3.13%, 04/15/31		2,643	1,958,793
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33		956	954,088

			4,909,075

Dominican Republic — 0.3%
Dominican Republic International Bond
6.88%, 01/29/26(i)		604	608,643
5.95%, 01/25/27(i)		1,307	1,275,387
6.00%, 07/19/28(i)		342	327,850
5.50%, 02/22/29(a)		646	591,615
4.50%, 01/30/30(a)		1,312	1,112,986
4.88%, 09/23/32(a)		1,000	826,750

			4,743,231

Egypt(a) — 0.1%
Egypt Government International Bond
5.75%, 05/29/24		572	545,545
8.50%, 01/31/47		400	264,000
7.50%, 02/16/61		400	244,000

			1,053,545

Guatemala — 0.1%
Guatemala Government Bond
4.50%, 05/03/26(i)		487	466,698
5.25%, 08/10/29(a)		477	457,562
5.38%, 04/24/32(a)		735	716,304
3.70%, 10/07/33(i)		596	489,391
4.65%, 10/07/41(a)		551	440,903

			2,570,858

Hungary — 0.1%
Hungary Government International Bond
5.38%, 03/25/24		970	967,757
5.25%, 06/16/29(a)		973	925,140

			1,892,897

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28(i)		1,919	1,856,632

Mexico — 0.2%
Mexico Government International Bond
4.50%, 04/22/29		1,050	1,002,750
2.66%, 05/24/31		1,724	1,392,992
4.88%, 05/19/33		971	894,291

			3,290,033

Morocco — 0.0%
Morocco Government International Bond, 2.38%, 12/15/27(a)		547	473,770

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Nigeria — 0.1%
Nigeria Government International Bond
8.38%, 03/24/29(a)	USD	1,051	$867,075
7.88%, 02/16/32(i)		561	420,750

			1,287,825

Oman(i) — 0.2%
Oman Government International Bond
6.50%, 03/08/47		909	824,918
6.75%, 01/17/48		1,588	1,478,130
7.00%, 01/25/51		316	303,913

			2,606,961

Panama — 0.2%
Panama Government International Bond
3.88%, 03/17/28		1,910	1,802,323
9.38%, 04/01/29		498	591,313
3.16%, 01/23/30		878	753,873
3.87%, 07/23/60		799	514,756

			3,662,265

Paraguay — 0.1%
Paraguay Government International Bond
5.60%, 03/13/48(i)		529	459,998
5.40%, 03/30/50(i)		936	803,673
5.40%, 03/30/50(a)		643	552,096

			1,815,767

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(i)		963	929,174
Peruvian Government International Bond
2.78%, 01/23/31		497	410,895
1.86%, 12/01/32		850	620,394
3.00%, 01/15/34		504	396,837

			2,357,300

Romania — 0.2%
Romanian Government International Bond
5.25%, 11/25/27(a)		972	929,961
2.88%, 03/11/29(i)	EUR	752	664,258
2.50%, 02/08/30(i)		790	652,105
2.12%, 07/16/31(i)		1,258	925,216

			3,171,540

Saudi Arabia — 0.0%
Saudi Government International Bond, 2.25%, 02/02/33(i)	USD	920	743,073

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(i)		580	476,253

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		440	390,445
5.88%, 04/20/32		1,080	970,650
5.00%, 10/12/46		1,287	896,717

			2,257,812

Spain(a)(i) — 0.3%
Spain Government Bond
0.50%, 10/31/31	EUR	1,487	1,238,897

Security		Par (000)	Value

Spain (continued)
Spain Government Bond (continued)
2.55%, 10/31/32	EUR	2,103	$2,060,361
3.45%, 07/30/66		2,440	2,328,245

			5,627,503

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 5.75%, 04/18/23(d)(i)(k)	USD	300	89,025

Ukraine(d)(k) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25(i)		515	115,489
8.99%, 02/01/26(i)		1,113	244,373
7.25%, 03/15/35(a)		955	178,048

			537,910

Total Foreign Agency Obligations — 3.1% (Cost: $65,332,340)			55,539,751

		Shares

Investment Companies

United States — 1.2%
Invesco QQQ Trust, Series 1		4,100	1,091,748
iShares China Large-Cap ETF(p)		31,927	903,534
iShares iBoxx High Yield Corporate Bond ETF(p)		52,660	3,877,356
iShares JP Morgan USD Emerging Markets Bond ETF(p)		104,479	8,837,878
iShares MSCI Brazil ETF(p)		23,271	650,890
iShares Russell 2000 ETF(p)		9,800	1,708,728
KraneShares CSI China Internet ETF(d)		56,138	1,695,367
SPDR Bloomberg High Yield Bond ETF		34,464	3,101,760
VanEck Semiconductor ETF(d)		2,681	544,082

Total Investment Companies — 1.2% (Cost: $24,336,158)			22,411,343

		Par (000)

Municipal Bonds

Puerto Rico(b) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	420	183,875
0.00%, 11/01/51		4,668	1,540,617
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,977	639,468

Total Municipal Bonds — 0.1% (Cost: $2,973,196)			2,363,960

Non-Agency Mortgage-Backed Securities

United States — 8.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		2,000	1,437,831
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)		5,165	4,713,259
Series 2021-G, Class B, 3.75%, 06/25/61(b)		705	598,769
Series 2021-G, Class C, 0.01%, 06/25/61		1,276	1,273,589

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BAMLL Commercial Mortgage Securities Trust(a)(b)
Class D, (1 mo. LIBOR US + 1.70%), 6.02%, 09/15/34	USD	2,000	$1,889,767
Series 2015-200P, Class F, 3.60%, 04/14/33		3,000	2,437,954
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 5.22%, 11/15/32		2,000	1,825,389
BFLD Trust, (1 mo. LIBOR US + 3.70%), 8.02%, 10/15/35(a)(b)		790	643,113
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1 mo. SOFR CME + 2.76%), 7.10%, 10/15/36		3,400	3,231,900
Series 2020-VIV3, Class B, 3.54%, 03/09/44		1,600	1,287,652
Series 2020-VIVA, Class D, 3.55%, 03/11/44		2,006	1,502,550
Series 2020-VKNG, Class G, (1 mo. SOFR CME + 3.36%), 7.70%, 10/15/37		1,610	1,479,947
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 8.22%, 01/15/34		1,780	1,621,777
BX Trust(a)(b)
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 7.46%, 10/15/36		1,450	1,295,484
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 7.32%, 02/15/36		688	596,390
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 7.32%, 02/15/36		1,030	905,215
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 7.32%, 01/15/34		750	689,864
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 7.92%, 06/15/36		897	813,913
CFCRE Commercial Mortgage Trust, Series 2018- TAN, Class C, 5.29%, 02/15/33(a)		1,500	1,444,343
CFMT LLC, Series 2020-HB4, Class M4, 4.95%, 12/26/30(a)(b)		3,400	3,148,421
Citigroup Commercial Mortgage Trust(b)
Series 2016-C1, Class C, 4.94%, 05/10/49		1,735	1,534,217
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)		2,000	1,986,346
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 7.81%, 11/15/37(a)(b) .		3,932	3,746,660
Commercial Mortgage Trust(b)
Series 2015-CR25, Class C, 4.52%, 08/10/48		2,000	1,784,812
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)		1,900	1,669,432
Credit Suisse Mortgage Capital Certificates Trust
3.95%, 02/15/27		3,400	3,324,346
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 6.97%, 05/15/36(a)(b)		4,400	4,204,634
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 10.48%, 10/15/37(a)(b)		1,700	1,553,516
Series 2020-NET, Class D, 3.70%, 08/15/37(a)(b)		1,275	1,124,469
Series 2021-980M, Class E, 3.54%, 07/15/31(a)(b) .		2,410	1,743,599
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 7.82%, 11/15/38(a)(b)		2,500	2,377,056
CSAIL Commercial Mortgage Trust, Series 2018- CX12, Class C, 4.74%, 08/15/51(b)		2,300	1,911,166
CSMC Trust, Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 9.18%, 10/15/37(a)(b)(c)		1,000	866,700
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,120,332
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 7.93%, 11/15/38(a)(b)		692	630,492

Security		Par (000)	Value

United States (continued)
FREMF 2018-KW05 Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28(a)(b)	USD	437	$359,746
GS Mortgage Securities Corp. II, Series 2022-ECI, Class D, (1 mo. SOFR CME + 4.19%), 8.53%, 08/15/39(a)(b)		1,920	1,884,986
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, (1 mo. LIBOR US + 3.55%), 7.87%, 10/15/36(a)(b)		1,540	1,449,706
HONO Mortgage Trust(a)(b)
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 7.67%, 10/15/36		1,080	977,346
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 8.72%, 10/15/36		1,305	1,176,308
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,602	2,809,675
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		52,203	1,430,033
Series 2021-1, Class AX1, 0.13%, 06/25/51		211,840	1,235,576
Series 2021-1, Class AX4, 0.40%, 06/25/51		13,528	296,409
Series 2021-1, Class B4, 3.03%, 06/25/51		824	493,641
Series 2021-1, Class B5, 3.03%, 06/25/51		989	616,580
Series 2021-1, Class B6, 2.91%, 06/25/51		1,536	382,288
Series 2021-4, Class B4, 2.90%, 08/25/51		1,230	853,412
Series 2021-4, Class B5, 2.90%, 08/25/51		922	528,487
Series 2021-4, Class B6, 2.90%, 08/25/51		2,214	521,904
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. LIBOR US + 0.60%), 4.99%, 06/25/37(a)(b)		2,735	2,084,214
MCM Trust, 3.00%, 08/25/28(c)		2,382	1,581,173
MED Trust, Series 2021, Class G, (1 mo. LIBOR US + 5.25%), 9.57%, 11/15/38(a)(b)		6,315	5,770,791
Morgan Stanley Capital I Trust, Series 2017-H1, Class C, 4.28%, 06/15/50(b)(c)		1,945	1,711,678
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 7.37%, 10/15/37(a)(b)		2,742	2,553,342
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 3.99%, 02/25/59		9,329	9,132,656
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	946,154
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	698,063
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 7.07%, 01/15/36(a)(b)		630	551,390
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 5.52%, 05/25/60(a)(b)		7,648	3,224,259
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60		10,000	9,455,145
Series 2020-3, Class M1, 4.75%, 04/26/60		8,000	7,613,659
SREIT Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 8.23%, 11/15/36(a)(b)		1,250	1,092,737
STAR Trust, Class B1, 3.52%, 05/25/65(a)(b)		3,758	2,536,681
Starwood Mortgage Residential Trust(a)
Series 2020-INV, Class B1, 3.26%, 11/25/55		2,540	2,112,852
Series 2020-INV, Class B2, 4.26%, 11/25/55		1,225	1,050,584
TVC DSCR, 2.37%, 02/01/51(c)		6,614	6,389,530
UBS Commercial Mortgage Trust, Series 2018-C11, Class C, 4.90%, 06/15/51(b)		671	560,453
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	1,838,410
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,062,312
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	1,978,273

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12 mo. MTA + 0.81%), 2.86%, 07/25/47(b)	USD	1,215	$967,139
Wells Fargo Commercial Mortgage Trust(b)
Series 2019-C50, Class XA, 1.41%, 05/15/52		23,252	1,446,223
Series 2021-FCMT, Class D, (1 mo. LIBOR US + 3.50%), 7.82%, 05/15/31(a)		750	666,807
Western Alliance Bank, 10.22%, 12/30/24		12,230	12,221,924

Total Non-Agency Mortgage-Backed Securities — 8.6% (Cost: $171,453,333)			156,677,450

	Benefical Interest (000)

Other Interests

Canada — 0.3%
Sprott Private Resource Streaming(c)(q)	USD	4,640	6,069,584

Total Other Interests — 0.3% (Cost: $4,681,796)			6,069,584

		Par (000)

Preferred Securities

Capital Trust — 0.1%

Mexico — 0.1%
Banco Mercantil del Norte SA, 6.75%(a)(b)(l)	USD	913	889,205

			889,205

		Shares

Preferred Stocks — 3.3%

Germany — 0.5%
Dr Ing hc F Porsche AG(d)		40,630	4,100,116
Volocopter GMBH, (Acquired 03/03/21, Cost: $4,145,649)(c)(e)		780	4,881,397

			8,981,513

Sweden — 0.0%
Volta, (Acquired 02/22/22, Cost: $322,254)(c)(e)		2,732	350,117

United Kingdom — 0.1%
10X Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $4,334,124)(c)(e)		114,500	1,512,983

United States(c) — 2.7%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $3,044,600)(e)		5,637	1,607,222
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(e)		40,071	6,603,978
Caresyntax, Inc.		7,084	458,547
Cruise, Series G, (Acquired 03/25/21, Cost: $1,886,159)(e)		71,581	1,023,608

Security	Shares		Value

United States (continued)
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(e)		40,470	$2,071,255
Deep Instinct Ltd.(e)
Series D-2, (Acquired 03/19/21, Cost: $2,130,236)		350,490	2,407,866
Series D-4, (Acquired 09/20/22, Cost: $2,188,898)		310,467	2,132,908
Dream Finders Homes, Inc.		10,172	9,269,235
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(e)		253,147	746,784
Jumpcloud, Inc.(e)
Series E-1, (Acquired 10/30/20, Cost: $2,052,443)		1,125,428	4,017,778
Series F, (Acquired 09/03/21, Cost: $443,302)		74,023	264,262
Lesson Nine GmbH, Series B		489,075	6,250,379
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,353,207)(e)		58,924	565,670
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(e)		81,588	17,949
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(e)		196,272	1,203,147
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(e)		36,048	915,980
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(e)		35,677	587,600
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(e)		13,158	835,401
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(e)		45,203	321,845
Ursa Major Technologies, Inc.(e)
Series C, (Acquired 09/13/21, Cost: $1,732,297)		290,420	1,925,485
Series D, (Acquired 10/14/22, Cost: $235,803)		35,579	235,889
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $1,626,608)(e)		305,363	1,444,367
Versa Networks Inc., Series E, (Acquired 10/14/22, Cost: $4,906,958)(e)		1,681,498	4,489,600
Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $271,491)(e)		6,628	243,115

			49,639,870

			60,484,483

Total Preferred Securities — 3.4% (Cost: $65,087,436)			61,373,688

	Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 13.9%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KL06, Class XFX, 1.36%, 12/25/29(b)	USD	18,250	1,192,501

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
4.50%, 01/12/53 - 02/13/53(r)	USD	152,747	$146,981,246

5.00%, 01/12/53		105,603	104,041,916

Total U.S. Government Sponsored Agency Securities — 13.9% (Cost: $253,699,439)			252,215,663

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Notes, 0.63%, 07/15/32(s)		8,237	7,544,605

Total U.S. Treasury Obligations — 0.4% (Cost: $7,523,622)			7,544,605

		Shares

Warrants

Israel(d) — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (c)(e)		21,889	127,394
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		8,959	3,136

			130,530

United Kingdom(d) — 0.0%
Genius Sports Ltd., (Issued/Exercisable 03/30/21, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)		42,127	37,914
Hedosophia European Growth, (Issued 05/13/21, Exercisable 05/13/22, 1 Share for 1 Warrant, Expires 05/13/27, Strike Price EUR 11.50)		46,897	502

			38,416

United States — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)(d)		33,630	7,399
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(c)(d)		74,120	1
Embark Technology, Inc., (Issued/Exercisable 12/28/20, 0.05 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 230.00)(d)		34,926	695
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)(d)		40,220	26,859
Flyr Warrants, (Issued 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(c)(d)		5,990	88,233
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(c)(d)		252,094	196,633
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)(d)		11,689	374

Security		Shares	Value

United States (continued)
KINS Private Placement, (Issued 10/16/20, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price USD 11.50)(c)(d)		184,016	$7,361
KINS Technology Group, Inc., Class A, (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price USD 11.50)(d)		156,413	4,708
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(d)		10,196	434
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)(d)		82,174	6,092
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)(d)		60,706	1,366
Pear Therapeutics, Inc., (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 12/01/26, Strike Price USD 11.50)(d)		9,900	1,474
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(c)(d)		72,784	1,456
Rotor Acquisition Corp., (Issued/Exercisable 01/14/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)(d)		25,291	1,264
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)(d)		68,671	2,582
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(c)(d)		126,000	1,260
TPB Acquisition Corp. I, Class A, (Issued 02/19/21, Exercisable 02/19/22, 1 Share for 1 Warrant, Expires 02/19/23, Strike Price USD 11.50)(d)		25,681	12,088
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (c)(d)(e)		207,248	534,700
Volta, Inc., Series C, (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 08/26/26, Strike Price USD 11.50)(d)		41,430	2,705

			897,684

Total Warrants — 0.1% (Cost: $1,329,820)			1,066,630

Total Long-Term Investments — 110.1% (Cost: $2,125,429,194)			2,006,077,322

		Par (000)

Short-Term Securities

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A., 5.00%, 09/21/23(t)	USD	2,940	2,929,519

S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Paper — 0.0%

United States — 0.0%
Enel Finance America LLC, 0.00%, 09/06/23(t)	USD	780	$747,034

		Shares

Money Market Funds — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(p)(u)		49,048,882	49,048,882

Total Short-Term Securities — 2.9% (Cost: $52,741,907)			52,725,435

Options Purchased — 0.4% (Cost: $8,711,385)			6,639,175

Total Investments Before TBA Sale Commitments and Options Written — 113.4% (Cost: $2,186,882,486)			2,065,441,932

		Par (000)

TBA Sale Commitments(r)

United States — (7.1)%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53	USD	(27,300)	(26,269,597)
5.00%, 01/12/53		(105,603)	(104,041,916)

Total TBA Sale Commitments — (7.1)% (Proceeds: $(131,214,138))			(130,311,513)

Options Written — (0.8)% (Premiums Received: $(8,572,509))			(13,714,621)

Total Investments, Net of TBA Sale Commitments and Options Written — 105.5% (Cost: $2,047,095,839)			1,921,415,798

Liabilities in Excess of Other Assets — (5.5)%			(100,067,397)

Net Assets — 100.0%			$1,821,348,401

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.

(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $66,052,622, representing 3.6% of its net assets as of period end, and an original cost of $67,182,976.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(h)	Investment does not issue shares.
(i)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Perpetual security with no stated maturity date.
(m)	Rounds to less than 1,000.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Zero-coupon bond.
(p)	Affiliate of the Trust.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$37,246,671	$11,802,211	(a)	$—	$—	$—	$49,048,882	49,048,882	$922,226	$—
iShares China Large-Cap ETF	358,191	557,430		—	—	(12,087)	903,534	31,927	20,366	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	23,472,677		(18,358,001)	(1,249,169)	11,849	3,877,356	52,660	278,835	—

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	$—	$54,076,660	$(52,602,545)	$(1,474,115)	$—	$—	—	$229,696	$—
iShares JP Morgan USD Emerging Markets Bond ETF	—	16,539,931	(6,645,384)	(759,082)	(297,587)	8,837,878	104,479	247,084	—
iShares MSCI Brazil ETF	653,217	—	—	—	(2,327)	650,890	23,271	81,933	—
iShares Russell 2000 ETF	2,180,010	5,892,851	(6,258,289)	88,563	(194,407)	1,708,728	9,800	25,330	—

				$(3,393,803)	$(494,559)	$65,027,268		$1,805,470	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	259	03/08/23	$36,854	$(2,240,632)
FTSE 100 Index	3	03/17/23	270	(2,644)
MSCI Emerging Markets Index	10	03/17/23	480	(15,307)
U.S. Long Bond	258	03/22/23	32,169	(133,462)
Ultra U.S. Treasury Bond	657	03/22/23	87,730	(814,631)
2-Year U.S. Treasury Note	759	03/31/23	155,595	65,247
5-Year U.S. Treasury Note	49	03/31/23	5,284	(46,109)
3-Month SONIA Index	136	09/19/23	39,193	164,586

				(3,022,952)

Short Contracts
30-Year Euro Buxl Bond	21	03/08/23	3,040	616,369
Euro BTP	380	03/08/23	44,305	3,436,538
Euro-Schatz	103	03/08/23	11,623	126,158
10-Year Japanese Government Treasury Bonds	62	03/13/23	68,718	1,252,960
Euro Stoxx 50 Index	503	03/17/23	20,371	1,334,654
NASDAQ 100 E-Mini Index	73	03/17/23	16,092	1,184,188
Russell 2000 E-Mini Index	37	03/17/23	3,276	116,935
S&P 500 E-Mini Index	60	03/17/23	11,583	261,434
10-Year U.S. Treasury Note	318	03/22/23	35,661	468,031
10-Year U.S. Ultra Long Treasury Note	2,310	03/22/23	272,327	3,004,070
Long Gilt	58	03/29/23	7,005	439,621

				12,240,958

				$9,218,006

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	756,790	USD	743,223	UBS AG	01/12/23	$67,337
BRL	19,495,221	USD	3,568,985	Morgan Stanley & Co. International PLC	03/02/23	84,704
BRL	18,361,464	USD	3,387,224	Morgan Stanley & Co. International PLC	03/15/23	45,054
CHF	567,504	USD	614,572	Citibank N.A.	03/15/23	3,868
CHF	633,914	USD	689,745	Morgan Stanley & Co. International PLC	03/15/23	1,065
CNH	12,308,686	USD	1,778,636	Barclays Bank PLC	03/15/23	9,581
EUR	356,647	USD	378,683	JPMorgan Chase Bank N.A.	03/15/23	4,921
EUR	111,709,554	USD	119,624,969	Morgan Stanley & Co. International PLC	03/15/23	528,008
JPY	2,926,160,834	USD	21,688,661	Morgan Stanley & Co. International PLC	03/15/23	816,633

S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MXN	56,370,848	USD	2,820,792	Citibank N.A.	03/15/23	$35,297
MXN	149,307,718	USD	7,434,532	Deutsche Bank AG	03/15/23	130,303
MXN	17,308,557	USD	862,135	Morgan Stanley & Co. International PLC	03/15/23	14,821
USD	6,253,068	AUD	9,060,251	Morgan Stanley & Co. International PLC	03/15/23	66,981
USD	11,561,209	CHF	10,589,815	Morgan Stanley & Co. International PLC	03/15/23	20,923
USD	3,859,954	GBP	3,134,460	Bank of America N.A.	03/15/23	63,957
USD	467,435	GBP	384,118	Deutsche Bank AG	03/15/23	2,248
USD	3,358,924	GBP	2,702,609	Deutsche Bank AG	03/15/23	85,921
USD	56,858,621	GBP	46,184,276	Deutsche Bank AG	03/15/23	927,022
USD	305,483	GBP	249,379	Morgan Stanley & Co. International PLC	03/15/23	3,472
USD	325,703	GBP	263,760	State Street Bank and Trust Co.	03/15/23	6,276
USD	560,818	HKD	4,370,734	Bank of America N.A.	03/15/23	116
USD	854,264	HKD	6,647,397	HSBC Bank PLC	03/15/23	1,499
USD	23,143,474	HKD	180,119,998	JPMorgan Chase Bank N.A.	03/15/23	36,683
USD	193,383	NOK	1,881,150	Deutsche Bank AG	03/15/23	788
USD	411,937	SEK	4,178,345	Deutsche Bank AG	03/15/23	9,916
ZAR	24,326,752	USD	1,392,398	Morgan Stanley & Co. International PLC	03/15/23	30,805

						2,998,199

USD	367,044	EUR	353,565	Morgan Stanley & Co. International PLC	01/12/23	(11,642)
USD	39,767,445	EUR	40,548,325	Morgan Stanley & Co. International PLC	01/12/23	(3,661,869)
BRL	15,079,954	USD	2,820,792	Bank of America N.A.	03/15/23	(1,921)
CAD	12,757,189	USD	9,433,229	Bank of America N.A.	03/15/23	(6,097)
CHF	1,266,986	USD	1,386,002	State Street Bank and Trust Co.	03/15/23	(5,300)
EUR	80,148,746	USD	86,397,912	Bank of America N.A.	03/15/23	(191,226)
HKD	68,163,557	USD	8,757,968	HSBC Bank PLC	03/15/23	(13,570)
USD	16,082,449	CAD	21,945,749	Bank of America N.A.	03/15/23	(134,719)
USD	867,848	CAD	1,179,627	Deutsche Bank AG	03/15/23	(3,857)
USD	427,170	CAD	582,983	HSBC Bank PLC	03/15/23	(3,634)
USD	992,396	CHF	919,333	Deutsche Bank AG	03/15/23	(9,450)
USD	544,234	CNH	3,780,246	HSBC Bank PLC	03/15/23	(4,964)
USD	24,219,016	CNH	167,606,488	Morgan Stanley & Co. International PLC	03/15/23	(131,006)
USD	485,826	DKK	3,371,861	Bank of America N.A.	03/15/23	(2,169)
USD	737,467	EUR	687,626	Bank of America N.A.	03/15/23	(2,133)
USD	2,672,791	EUR	2,489,630	Bank of America N.A.	03/15/23	(5,015)
USD	4,825,171	EUR	4,519,371	BNP Paribas SA	03/15/23	(35,790)
USD	117,273	EUR	109,404	Deutsche Bank AG	03/15/23	(400)
USD	401,812	EUR	379,628	Deutsche Bank AG	03/15/23	(6,510)
USD	892,239	EUR	839,576	JPMorgan Chase Bank N.A.	03/15/23	(10,796)
USD	1,004,788	EUR	938,902	JPMorgan Chase Bank N.A.	03/15/23	(5,080)
USD	6,414,379	EUR	6,046,064	JPMorgan Chase Bank N.A.	03/15/23	(88,669)
USD	297,196,403	EUR	280,265,798	JPMorgan Chase Bank N.A.	03/15/23	(4,252,925)
USD	1,350,484	EUR	1,274,460	Morgan Stanley & Co. International PLC	03/15/23	(20,304)
USD	1,113,363	JPY	151,358,993	Deutsche Bank AG	03/15/23	(50,748)
USD	9,869,350	JPY	1,331,461,692	Deutsche Bank AG	03/15/23	(371,009)
USD	2,754,142	JPY	361,522,259	Morgan Stanley & Co. International PLC	03/15/23	(26,349)
USD	9,385,018	JPY	1,253,195,088	Morgan Stanley & Co. International PLC	03/15/23	(253,387)
USD	7,816,000	MXN	156,972,386	Goldman Sachs International	03/15/23	(137,173)
USD	361,400	MXN	7,212,007	HSBC Bank PLC	03/15/23	(4,004)
USD	1,365,355	ZAR	23,843,556	Barclays Bank PLC	03/15/23	(29,579)

						(9,481,295)

						$(6,483,096)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Invesco QQQ Trust, Series 1	206	01/06/23	USD	292.00	USD	5,485	$412
Invesco QQQ Trust, Series 1	154	01/06/23	USD	300.00	USD	4,101	231

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
S&P 500 Index	34	01/06/23	USD	4,090.00	USD	13,054	$425
SPDR S&P 500 ETF Trust	93	01/13/23	USD	410.00	USD	3,557	1,767
Abbott Laboratories	174	01/20/23	USD	115.00	USD	1,910	9,396
Abbott Laboratories	100	01/20/23	USD	105.00	USD	1,098	56,250
Adobe, Inc.	18	01/20/23	USD	480.00	USD	606	54
Align Technology, Inc.	26	01/20/23	USD	240.00	USD	548	4,485
Alphabet, Inc., Class C	160	01/20/23	USD	125.00	USD	1,420	240
AstraZeneca PLC	127	01/20/23	USD	62.50	USD	861	72,390
Booking Holdings, Inc.	6	01/20/23	USD	2,000.00	USD	1,209	46,860
ConocoPhillips	342	01/20/23	USD	140.00	USD	4,036	4,788
CVS Health Corp.	114	01/20/23	USD	97.50	USD	1,062	5,643
CVS Health Corp.	82	01/20/23	USD	105.00	USD	764	533
Dexcom, Inc.	127	01/20/23	USD	100.00	USD	1,438	185,420
Dynatrace, Inc.	112	01/20/23	USD	45.00	USD	429	1,680
Eli Lilly & Co.	35	01/20/23	USD	340.00	USD	1,280	98,087
Eli Lilly & Co.	35	01/20/23	USD	320.00	USD	1,280	166,600
Energy Select Sector SPDR Fund	103	01/20/23	USD	95.00	USD	901	3,502
EQT Corp.	665	01/20/23	USD	45.00	USD	2,250	4,987
Exxon Mobil Corp.	272	01/20/23	USD	120.00	USD	3,000	8,704
Freeport-McMoRan, Inc.	347	01/20/23	USD	35.00	USD	1,319	123,185
Glencore PLC	112	01/20/23	GBP	5.68	GBP	637	13,249
Humana, Inc.	17	01/20/23	USD	500.00	USD	871	35,615
Humana, Inc.	29	01/20/23	USD	550.00	USD	1,485	4,423
Intuit, Inc.	19	01/20/23	USD	450.00	USD	740	1,615
iShares iBoxx $ High Yield Corporate Bond ETF	843	01/20/23	USD	75.00	USD	6,207	29,083
KLA Corp.	34	01/20/23	USD	400.00	USD	1,282	21,080
Lululemon Athletica, Inc.	21	01/20/23	USD	360.00	USD	673	3,444
Lululemon Athletica, Inc.	25	01/20/23	USD	390.00	USD	801	638
Marathon Oil Corp.	178	01/20/23	USD	32.00	USD	482	1,335
Marathon Oil Corp.	311	01/20/23	USD	33.00	USD	842	1,400
McKesson Corp.	17	01/20/23	USD	400.00	USD	638	2,720
Merck & Co., Inc.	104	01/20/23	USD	95.00	USD	1,154	169,260
Northrop Grumman Corp.	10	01/20/23	USD	560.00	USD	546	7,300
Northrop Grumman Corp.	28	01/20/23	USD	510.00	USD	1,528	111,580
Otis Worldwide Corp.	117	01/20/23	USD	85.00	USD	916	2,048
Ovintiv, Inc.	58	01/20/23	USD	60.00	USD	294	1,450
Rockwell Automation, Inc.	26	01/20/23	USD	280.00	USD	670	4,225
Salesforce, Inc.	61	01/20/23	USD	200.00	USD	809	122
Salesforce, Inc.	61	01/20/23	USD	210.00	USD	809	92
Schlumberger Ltd.	172	01/20/23	USD	57.50	USD	920	13,846
ServiceNow, Inc.	21	01/20/23	USD	550.00	USD	815	420
SPDR S&P 500 ETF Trust	260	01/20/23	USD	430.00	USD	9,943	1,170
SPDR S&P 500 ETF Trust	267	01/20/23	USD	415.00	USD	10,211	5,740
TE Connectivity Ltd.	81	01/20/23	USD	135.00	USD	930	6,277
Valero Energy Corp.	111	01/20/23	USD	145.00	USD	1,408	4,052
Visa, Inc., Class A	81	01/20/23	USD	210.00	USD	1,683	33,007
Walt Disney Co.	133	01/20/23	USD	120.00	USD	1,156	200
XPO Logistics, Inc.	78	01/20/23	USD	57.50	USD	260	3,705
Amazon.com, Inc.	97	02/17/23	USD	100.00	USD	815	13,386
Amazon.com, Inc.	165	02/17/23	USD	90.00	USD	1,386	62,700
CF Industries Holdings, Inc.	111	02/17/23	USD	115.00	USD	946	2,220
Eli Lilly & Co.	25	02/17/23	USD	380.00	USD	915	24,875
iShares China Large-Cap ETF	764	02/17/23	USD	30.00	USD	2,162	74,490
iShares China Large-Cap ETF	757	02/17/23	USD	31.00	USD	2,142	50,340
Schlumberger Ltd.	172	02/17/23	USD	55.00	USD	920	48,504
Visa, Inc., Class A	83	02/17/23	USD	225.00	USD	1,724	23,032
Albemarle Corp.	43	03/17/23	USD	240.00	USD	932	48,590
Charter Communications, Inc., Class A	33	03/17/23	USD	370.00	USD	1,119	49,665
EQT Corp.	443	03/17/23	USD	40.00	USD	1,499	57,590
iShares China Large-Cap ETF	1,450	03/17/23	USD	32.00	USD	4,104	105,850
Tesla, Inc.	163	03/17/23	USD	130.00	USD	2,008	238,795
Visa, Inc., Class A	103	03/17/23	USD	220.00	USD	2,140	61,285

S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
EOG Resources, Inc.	100	04/21/23	USD	158.50	USD	1,295	$29,500
Rockwell Automation, Inc.	17	04/21/23	USD	290.00	USD	438	11,985
Shell PLC, ADR	344	04/21/23	USD	60.00	USD	1,959	83,420
Shell PLC, ADR	221	04/21/23	USD	62.50	USD	1,259	34,807
Tesla, Inc.	83	04/21/23	USD	175.00	USD	1,022	47,517

							2,343,286

Put
10-Year U.S. Treasury Note Future	470	01/06/23	USD	113.50	USD	52,706	616,875
AbbVie, Inc.	91	01/20/23	USD	140.00	USD	1,471	1,320
ConocoPhillips	139	01/20/23	USD	70.00	USD	1,640	834
Energy Select Sector SPDR Fund	235	01/20/23	USD	65.00	USD	2,056	1,058
Exxon Mobil Corp.	93	01/20/23	USD	75.00	USD	1,026	279
SPDR S&P Regional Banking ETF	730	01/20/23	USD	56.00	USD	4,288	41,610
Valero Energy Corp.	81	01/20/23	USD	90.00	USD	1,028	770

							662,746

							$3,006,032

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
GBP Currency	One Touch	JPMorgan Chase Bank N.A.	—	05/11/23	USD	1.00	USD	1.00	GBP	415	$15,344

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	1.06	EUR	8,173	$161,838

Put
Financial Select Sector SPDR Fund	Goldman Sachs International	88,800	01/20/23	USD	35.00	USD	3,037	95,043
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	0.97	EUR	8,173	630
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	19.50	USD	3,824	50,273

								145,946

								$307,784

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value

Call
Dual Binary Option payout at expiry if USD JPY>137.06 and AUD USD > 0.697(b)	Bank of America N.A.	—	03/07/23	USD	628	$23,343

						$23,343

(a)	Option only pays if both terms are met on the expiration date.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 02/17/33	1-Day SOFR, 4.32%	Quarterly	2.97%	Semi-Annual	JPMorgan Chase Bank N.A.	02/15/23	2.97%	USD	9,313	$15,298

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
1-Year Interest Rate Swap, 03/18/24	1-Day SOFR, 4.32%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80%	USD	124,708	$16
10-Year Interest Rate Swap, 10/26/33	1-Day SOFR, 4.32%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD	11,317	256,593
10-Year Interest Rate Swap, 11/01/33	1-Day SOFR, 4.32%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD	11,317	213,108
10-Year Interest Rate Swap, 11/09/33	1-Day SOFR, 4.32%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82	USD	4,692	81,012
30-Year Interest Rate Swap, 11/16/53	1-Day SOFR, 4.32%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD	3,571	176,816

										742,843

Put
1-Year Interest Rate Swap, 02/11/24	3.75%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Goldman Sachs International	02/09/23	3.75	USD	92,095	1,047,579
1-Year Interest Rate Swap, 04/03/24	2.47%	Annual	1-Day SONIA, 3.43%	Annual	Goldman Sachs International	04/03/23	2.47	GBP	46,645	1,184,849
10-Year Interest Rate Swap, 10/26/33	4.55%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Citibank N.A.	10/24/23	4.55	USD	11,317	123,546
10-Year Interest Rate Swap, 11/01/33	4.40%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD	11,317	148,179
10-Year Interest Rate Swap, 11/09/33	4.82%	Semi-Annual	1-Day SOFR, 4.32%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD	4,692	39,676

										2,543,829

										$3,286,672

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Invesco QQQ Trust, Series 1	206	01/06/23	USD	312.00	USD	5,485	$(206)
Invesco QQQ Trust, Series 1	154	01/06/23	USD	320.00	USD	4,101	(154)
AbbVie, Inc.	91	01/20/23	USD	165.00	USD	1,471	(14,241)
Air Products & Chemicals, Inc.	67	01/20/23	USD	310.00	USD	2,065	(41,875)
Albemarle Corp.	44	01/20/23	USD	370.00	USD	954	(1,320)
Amazon.com, Inc.	164	01/20/23	USD	110.00	USD	1,378	(902)
Apple, Inc.	26	01/20/23	USD	160.00	USD	338	(91)
Archer-Daniels-Midland Co.	178	01/20/23	USD	110.00	USD	1,653	(890)
CF Industries Holdings, Inc.	117	01/20/23	USD	125.00	USD	997	(1,170)
Eli Lilly & Co.	35	01/20/23	USD	430.00	USD	1,280	(2,625)
Exxon Mobil Corp.	185	01/20/23	USD	95.00	USD	2,041	(290,450)
Exxon Mobil Corp.	272	01/20/23	USD	130.00	USD	3,000	(680)
Freeport-McMoRan, Inc.	521	01/20/23	USD	45.00	USD	1,980	(5,210)
Humana, Inc.	17	01/20/23	USD	640.00	USD	871	(170)
Intuitive Surgical, Inc.	15	01/20/23	USD	290.00	USD	398	(2,063)
iShares iBoxx $ High Yield Corporate Bond ETF	1,685	01/20/23	USD	78.00	USD	12,407	(5,055)
Lululemon Athletica, Inc.	25	01/20/23	USD	420.00	USD	801	(113)
Merck & Co., Inc.	164	01/20/23	USD	100.00	USD	1,820	(186,550)
Microsoft Corp.	79	01/20/23	USD	265.00	USD	1,895	(4,187)
Northrop Grumman Corp.	28	01/20/23	USD	550.00	USD	1,528	(32,760)
Schlumberger Ltd.	53	01/20/23	USD	60.00	USD	283	(1,961)
SPDR S&P 500 ETF Trust	133	01/20/23	USD	435.00	USD	5,086	(466)
TJX Cos., Inc.	136	01/20/23	USD	80.00	USD	1,083	(25,364)
United Parcel Service, Inc., Class B	84	01/20/23	USD	195.00	USD	1,460	(1,092)
UnitedHealth Group, Inc.	36	01/20/23	USD	580.00	USD	1,909	(2,502)
Valero Energy Corp.	162	01/20/23	USD	120.00	USD	2,055	(148,635)
Valero Energy Corp.	111	01/20/23	USD	155.00	USD	1,408	(1,221)
Walt Disney Co.	62	01/20/23	USD	105.00	USD	539	(465)
CF Industries Holdings, Inc.	111	02/17/23	USD	130.00	USD	946	(2,220)

S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Humana, Inc.	33	02/17/23	USD	580.00	USD	1,690	$(8,910)
iShares China Large-Cap ETF	764	02/17/23	USD	34.00	USD	2,162	(16,044)
iShares China Large-Cap ETF	757	02/17/23	USD	35.00	USD	2,142	(10,598)
S&P 500 Index	34	02/17/23	USD	4,350.00	USD	13,054	(11,900)
Schlumberger Ltd.	172	02/17/23	USD	60.00	USD	920	(20,984)
Visa, Inc., Class A	83	02/17/23	USD	240.00	USD	1,724	(5,727)
EQT Corp.	444	03/17/23	USD	45.00	USD	1,502	(24,420)
EQT Corp.	221	03/17/23	USD	46.00	USD	748	(9,945)
iShares China Large-Cap ETF	1,450	03/17/23	USD	37.00	USD	4,104	(21,750)
Tesla, Inc.	163	03/17/23	USD	170.00	USD	2,008	(68,460)
Visa, Inc., Class A	103	03/17/23	USD	245.00	USD	2,140	(10,146)
EOG Resources, Inc.	100	04/21/23	USD	178.50	USD	1,295	(10,000)
Shell PLC, ADR	450	04/21/23	USD	70.00	USD	2,563	(18,000)
Tesla, Inc.	83	04/21/23	USD	208.33	USD	1,022	(21,704)
SPDR S&P 500 ETF Trust	30	12/15/23	USD	420.00	USD	1,147	(65,595)

							(1,098,821)

Put
10-Year U.S. Treasury Note Future	705	01/06/23	USD	112.00	USD	79,059	(242,344)
Invesco QQQ Trust, Series 1	77	01/06/23	USD	270.00	USD	2,050	(41,156)
Abbott Laboratories	174	01/20/23	USD	95.00	USD	1,910	(2,697)
Abbott Laboratories	100	01/20/23	USD	90.00	USD	1,098	(800)
Align Technology, Inc.	26	01/20/23	USD	180.00	USD	548	(4,290)
Alphabet, Inc., Class C	240	01/20/23	USD	80.00	USD	2,130	(12,960)
Alphabet, Inc., Class C	160	01/20/23	USD	100.00	USD	1,420	(180,800)
Booking Holdings, Inc.	6	01/20/23	USD	1,700.00	USD	1,209	(3,390)
Comcast Corp., Class A	346	01/20/23	USD	30.00	USD	1,210	(3,460)
ConocoPhillips	86	01/20/23	USD	115.00	USD	1,015	(23,392)
CVS Health Corp.	82	01/20/23	USD	95.00	USD	764	(26,855)
Dynatrace, Inc.	112	01/20/23	USD	35.00	USD	429	(5,601)
Eli Lilly & Co.	35	01/20/23	USD	260.00	USD	1,280	(123)
Energy Select Sector SPDR Fund	103	01/20/23	USD	80.00	USD	901	(5,150)
EQT Corp.	443	01/20/23	USD	34.00	USD	1,499	(77,525)
Exxon Mobil Corp.	69	01/20/23	USD	100.00	USD	761	(3,209)
Glencore PLC	112	01/20/23	GBP	4.41	GBP	637	(1,046)
Intuit, Inc.	19	01/20/23	USD	370.00	USD	740	(14,630)
Invesco QQQ Trust, Series 1	213	01/20/23	USD	265.00	USD	5,672	(123,859)
KLA Corp.	34	01/20/23	USD	330.00	USD	1,282	(7,310)
Lululemon Athletica, Inc.	25	01/20/23	USD	310.00	USD	801	(19,875)
Marathon Oil Corp.	400	01/20/23	USD	25.00	USD	1,083	(15,800)
McKesson Corp.	17	01/20/23	USD	360.00	USD	638	(5,993)
Micron Technology, Inc.	161	01/20/23	USD	47.50	USD	805	(16,824)
Northrop Grumman Corp.	10	01/20/23	USD	480.00	USD	546	(2,675)
Otis Worldwide Corp.	117	01/20/23	USD	65.00	USD	916	(1,170)
Ovintiv, Inc.	58	01/20/23	USD	45.00	USD	294	(4,060)
Rockwell Automation, Inc.	26	01/20/23	USD	240.00	USD	670	(4,355)
Schlumberger Ltd.	172	01/20/23	USD	47.50	USD	920	(7,912)
ServiceNow, Inc.	21	01/20/23	USD	450.00	USD	815	(130,305)
SPDR S&P Regional Banking ETF	730	01/20/23	USD	52.00	USD	4,288	(7,665)
TE Connectivity Ltd.	81	01/20/23	USD	110.00	USD	930	(11,745)
Valero Energy Corp.	56	01/20/23	USD	115.00	USD	710	(6,188)
Visa, Inc., Class A	81	01/20/23	USD	180.00	USD	1,683	(2,187)
Walt Disney Co.	92	01/20/23	USD	100.00	USD	799	(120,980)
Walt Disney Co.	88	01/20/23	USD	80.00	USD	765	(7,348)
Walt Disney Co.	62	01/20/23	USD	85.00	USD	539	(13,206)
XPO Logistics, Inc.	78	01/20/23	USD	45.00	USD	260	(36,660)
Amazon.com, Inc.	97	02/17/23	USD	75.00	USD	815	(25,462)
Amazon.com, Inc.	165	02/17/23	USD	70.00	USD	1,386	(25,822)
CF Industries Holdings, Inc.	111	02/17/23	USD	90.00	USD	946	(93,795)
Eli Lilly & Co.	25	02/17/23	USD	310.00	USD	915	(5,363)
Schlumberger Ltd.	111	02/17/23	USD	42.50	USD	593	(5,439)
Visa, Inc., Class A	48	02/17/23	USD	185.00	USD	997	(11,208)

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
Walt Disney Co.	88	02/17/23	USD	80.00	USD	765	$(22,748)
Albemarle Corp.	43	03/17/23	USD	180.00	USD	932	(26,875)
Charter Communications, Inc., Class A	33	03/17/23	USD	290.00	USD	1,119	(30,525)
EQT Corp.	221	03/17/23	USD	30.00	USD	748	(39,227)
Tesla, Inc.	163	03/17/23	USD	80.00	USD	2,008	(52,160)
Visa, Inc., Class A	103	03/17/23	USD	185.00	USD	2,140	(35,792)
EOG Resources, Inc.	100	04/21/23	USD	113.50	USD	1,295	(52,500)
Rockwell Automation, Inc.	17	04/21/23	USD	220.00	USD	438	(10,030)
Shell PLC, ADR	344	04/21/23	USD	50.00	USD	1,959	(45,580)
Shell PLC, ADR	221	04/21/23	USD	52.50	USD	1,259	(43,095)
Tesla, Inc.	83	04/21/23	USD	108.33	USD	1,022	(105,410)

							(1,826,576)

							$(2,925,397)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	Morgan Stanley & Co. International PLC	—	02/07/23	USD	1.09	USD	8,173	$(43,648)
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	21.00	MXN	3,824	(17,251)

								(60,899)

Put
Financial Select Sector SPDR Fund	Goldman Sachs International	88,800	01/20/23	USD	31.00	USD	3,037	(6,195)
USD Currency	Deutsche Bank AG	—	03/07/23	MXN	18.75	MXN	3,824	(9,461)

								(15,656)

								$(76,555)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 02/17/33	2.67%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	02/15/23	2.67%	USD	9,313	$(4,044)
2-Year Interest Rate Swap, 02/17/25	1.40%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	1.40	USD	47,688	(9)
1-Year Interest Rate Swap, 03/18/24	0.40%	Quarterly	3-Month LIBOR, 4.77%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	124,708	(9)
1-Year Interest Rate Swap, 03/18/24	0.60%	Quarterly	3-Month LIBOR, 4.77%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	124,708	(11)
2-Year Interest Rate Swap, 06/01/25	3.30%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	05/30/23	3.30	USD	46,497	(85,470)
5-Year Interest Rate Swap, 06/01/28	2.80%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	05/30/23	2.80	USD	18,837	(74,529)
5-Year Interest Rate Swap, 06/10/28	2.50%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	06/08/23	2.50	USD	9,416	(24,190)
5-Year Interest Rate Swap, 06/16/28	2.50%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	06/14/23	2.50	USD	22,352	(60,948)
2-Year Interest Rate Swap, 10/26/25	3.09%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Citibank N.A.	10/24/23	3.09	USD	45,268	(211,236)
2-Year Interest Rate Swap, 11/01/25	2.95%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.95	USD	45,268	(188,388)
2-Year Interest Rate Swap, 11/09/25	3.26%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Goldman Sachs International	11/07/23	3.26	USD	18,770	(112,116)

S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty

Call (continued)
2-Year Interest Rate Swap, 11/16/25	2.75%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Citibank N.A.	11/14/23	2.75%	USD	35,707	$(130,167)
10-Year Interest Rate Swap, 12/16/33	2.40%	Quarterly	1-Day SOFR, 4.32%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	6,165	(66,068)

										(957,185)

Put
1-Year Interest Rate Swap, 02/11/24	1-Day SOFR, 4.32%	Quarterly	4.40%	Semi-Annual	Goldman Sachs International	02/09/23	4.40	USD	184,190	(971,462)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 4.32%	Quarterly	2.60%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.60	USD	47,688	(1,620,941)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 4.32%	Quarterly	2.70%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.70	USD	47,688	(1,531,405)
3-Year Interest Rate Swap, 02/17/26	6-Month EURIBOR, 2.69%	Semi- Annual	3.36%	Annual	JPMorgan Chase Bank N.A.	02/15/23	3.36	EUR	28,034	(134,869)
1-Year Interest Rate Swap, 03/09/24	1-Day SOFR, 4.32%	Quarterly	4.50%	Semi-Annual	Morgan Stanley & Co. International PLC	03/07/23	4.50	USD	92,494	(430,941)
2-Year Interest Rate Swap, 03/10/25	1-Day SOFR, 4.32%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	03/08/23	4.03	USD	93,515	(775,982)
10-Year Interest Rate Swap, 03/25/33	1-Day SOFR, 4.32%	Quarterly	3.27%	Semi-Annual	Goldman Sachs International	03/23/23	3.27	USD	17,648	(593,336)
1-Year Interest Rate Swap, 04/03/24	1-Day SONIA, 3.43%	Annual	3.22%	Annual	Goldman Sachs International	04/03/23	3.22	GBP	93,289	(1,570,110)
10-Year Interest Rate Swap, 04/08/33	1-Day SOFR, 4.32%	Quarterly	3.40%	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/23	3.40	USD	11,867	(335,766)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 4.32%	Quarterly	3.45%	Semi-Annual	Morgan Stanley & Co. International PLC	04/18/23	3.45	USD	11,735	(317,728)
10-Year Interest Rate Swap, 05/07/33	1-Day SOFR, 4.32%	Quarterly	3.75%	Semi-Annual	Citibank N.A.	05/05/23	3.75	USD	11,690	(204,315)
2-Year Interest Rate Swap, 06/01/25	1-Day SOFR, 4.32%	Quarterly	4.80%	Semi-Annual	Morgan Stanley & Co. International PLC	05/30/23	4.80	USD	46,497	(121,728)
5-Year Interest Rate Swap, 06/01/28	1-Day SOFR, 4.32%	Quarterly	4.30%	Semi-Annual	JPMorgan Chase Bank N.A.	05/30/23	4.30	USD	18,837	(108,334)
5-Year Interest Rate Swap, 06/10/28	1-Day SOFR, 4.32%	Quarterly	4.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/08/23	4.00	USD	18,832	(179,094)
5-Year Interest Rate Swap, 06/16/28	1-Day SOFR, 4.32%	Quarterly	3.90%	Semi-Annual	Goldman Sachs International	06/14/23	3.90	USD	22,352	(251,403)
2-Year Interest Rate Swap, 10/26/25	1-Day SOFR, 4.32%	Quarterly	5.09%	Semi-Annual	Citibank N.A.	10/24/23	5.09	USD	45,268	(108,709)
2-Year Interest Rate Swap, 11/01/25	1-Day SOFR, 4.32%	Quarterly	4.95%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	4.95	USD	45,268	(129,330)
2-Year Interest Rate Swap, 11/09/25	1-Day SOFR, 4.32%	Quarterly	5.26%	Semi-Annual	Goldman Sachs International	11/07/23	5.26	USD	18,770	(37,896)
2-Year Interest Rate Swap, 11/16/25	1-Day SOFR, 4.32%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	35,707	(130,365)
10-Year Interest Rate Swap, 12/16/33	1-Day SOFR, 4.32%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	6,165	(201,770)

										(9,755,484)

										$(10,712,669)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

iTraxx.XO.38.V1	5.00%	Quarterly	12/20/27	EUR	4,652	$(57,952)	$93,447	$(151,399)

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.35.V2	5.00%	Quarterly	12/20/25	CC+		USD	9,121		$266,736	$456,121	$(189,385)
iTraxx.XO.34.V2	5.00	Quarterly	12/20/25	CCC-		EUR	34,106		1,354,118	2,554,076	(1,199,958)
iTraxx.XO.35.V1	5.00	Quarterly	06/20/26	CCC		EUR	1,440		48,331	155,245	(106,914)
CDX.NA.HY.39.V1	5.00	Quarterly	12/20/27	B+		USD	78,095		584,981	(3,158,863)	3,743,844

									$2,254,166	$6,579	$2,247,587

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR	1,425		$(13,009)	$30	$(13,039)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Month MXIBOR, 10.77%	Monthly	4.42%	Monthly	N/A		02/28/23	MXN	88,484	$(67,019)	$1	$(67,020)
1-Month MXIBOR, 10.77%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	88,456	(66,270)	1	(66,271)
1-Month MXIBOR, 10.77%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	62,782	(228,287)	7	(228,294)
1-Month MXIBOR, 10.77%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	62,782	(221,247)	7	(221,254)
1-Day SOFR, 4.32%	Annual	1.13%	Annual	N/A		03/07/24	USD	51,255	(2,554,668)	134	(2,554,802)
1-Day SOFR, 4.32%	Annual	1.13%	Annual	N/A		03/08/24	USD	77,139	(3,853,800)	202	(3,854,002)
1-Day SOFR, 4.32%	Annual	1.08%	Annual	N/A		03/18/24	USD	103,986	(5,416,923)	280	(5,417,203)
4.18%	Annual	1-Day SOFR, 4.32%	Annual	N/A		06/28/24	USD	16,487	95,615	(33,084)	128,699
4.16%	Annual	1-Day SOFR, 4.32%	Annual	N/A		07/13/24	USD	14,859	90,339	(28,546)	118,885
4.16%	Annual	1-Day SOFR, 4.32%	Annual	N/A		07/20/24	USD	21,852	132,090	(43,892)	175,982
4.16%	Annual	1-Day SOFR, 4.32%	Annual	N/A		07/23/24	USD	28,619	172,826	(57,927)	230,753
4.14%	Annual	1-Day SOFR, 4.32%	Annual	N/A		08/12/24	USD	21,139	132,804	(41,800)	174,604
4.14%	Annual	1-Day SOFR, 4.32%	Annual	N/A		08/13/24	USD	13,774	86,434	(27,403)	113,837
4.13%	Annual	1-Day SOFR, 4.32%	Annual	N/A		08/27/24	USD	33,815	215,000	(68,228)	283,228
1-Day SONIA, 3.43%	Monthly	4.26%	Monthly	09/06/23	(a)	09/06/24	GBP	25,649	(111,046)	141	(111,187)
2.00%	Annual	1-Day SOFR, 4.32%	Annual	02/17/23	(a)	02/17/25	USD	13,415	604,939	59	604,880
1-Day SOFR, 4.32%	Annual	3.75%	Annual	N/A		12/15/25	USD	12,146	(118,477)	92	(118,569)
3.83%	Annual	1-Day SOFR, 4.32%	Annual	N/A		02/19/26	USD	13,259	69,607	(75,412)	145,019
3.82%	Annual	1-Day SOFR, 4.32%	Annual	N/A		02/22/26	USD	3,623	19,943	(19,786)	39,729
1-Day SOFR, 4.32%	Annual	3.82%	Annual	N/A		03/08/26	USD	42,033	(220,357)	242,188	(462,545)
3.78%	Annual	1-Day SOFR, 4.32%	Annual	N/A		05/26/26	USD	61,194	318,883	(364,476)	683,359
3.78%	Annual	1-Day SOFR, 4.32%	Annual	N/A		05/27/26	USD	123,103	639,114	(736,337)	1,375,451
1-Day SOFR, 4.32%	Annual	3.77%	Annual	N/A		06/28/26	USD	9,810	(49,856)	61,498	(111,354)
1-Day SOFR, 4.32%	Annual	3.76%	Annual	N/A		07/13/26	USD	8,779	(46,309)	54,296	(100,605)
3.73%	Annual	1-Day SOFR, 4.32%	Annual	N/A		10/14/26	USD	13,157	83,055	(89,240)	172,295
3.73%	Annual	1-Day SOFR, 4.32%	Annual	N/A		11/10/26	USD	21,067	134,734	(153,994)	288,728
1-Day SOFR, 4.32%	Annual	3.71%	Annual	N/A		01/07/27	USD	34,517	(185,160)	266,580	(451,740)
1-Day SOFR, 4.32%	Annual	3.71%	Annual	N/A		01/10/27	USD	14,027	(74,630)	109,205	(183,835)
1-Day SOFR, 4.32%	Annual	3.71%	Annual	N/A		01/14/27	USD	5,077	(26,755)	39,881	(66,636)
1-Day SOFR, 4.32%	Annual	3.70%	Annual	N/A		02/09/27	USD	45,774	(243,462)	363,153	(606,615)
1-Day SOFR, 4.32%	Annual	1.56%	Annual	N/A		03/07/27	USD	25,628	(2,336,572)	199	(2,336,771)
1-Day SOFR, 4.32%	Annual	2.91%	Annual	N/A		10/06/27	USD	23,669	(926,864)	207	(927,071)
3.51%	Annual	1-Day SOFR, 4.32%	Annual	N/A		02/04/31	USD	4,489	23,594	(78,364)	101,958
3.51%	Annual	1-Day SOFR, 4.32%	Annual	N/A		02/05/31	USD	2,639	13,863	(46,082)	59,945
1-Day SOFR, 4.32%	Annual	3.50%	Annual	N/A		04/07/31	USD	20,008	(115,284)	347,201	(462,485)

S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day SOFR, 4.32%	Annual	3.50%	Annual	N/A	04/08/31	USD	11,489	$(66,116)	$201,042	$(267,158)
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/27/31	USD	7,341	41,321	(130,511)	171,832
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/31	USD	1,301	7,321	(22,957)	30,278
0.02%	Annual	6-Month EURIBOR, 2.69%	Semi- Annual	N/A	08/26/31	EUR	9,317	2,390,458	167	2,390,291
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	10/12/31	USD	6,327	37,872	(119,470)	157,342
1-Day SOFR, 4.32%	Annual	3.50%	Annual	N/A	10/14/31	USD	19,924	(119,659)	376,386	(496,045)
1-Day SOFR, 4.32%	Annual	3.50%	Annual	N/A	11/19/31	USD	19,649	(117,305)	378,211	(495,516)
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	11/26/31	USD	3,326	19,572	(64,221)	83,793
3.50%	Annual	1-Day SOFR, 4.32%	Annual	N/A	11/30/31	USD	2,298	13,469	(44,408)	57,877
1-Day SOFR, 4.32%	Annual	3.50%	Annual	N/A	01/28/32	USD	31,646	(161,896)	633,731	(795,627)
2.38%	Annual	1-Day SOFR, 4.32%	Annual	N/A	04/08/32	USD	2,085	190,796	31	190,765
2.58%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/24/32	USD	14,246	1,109,816	(13,287)	1,123,103
2.60%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/26/32	USD	2,456	187,459	37	187,422
1-Day SOFR, 4.32%	Annual	3.47%	Annual	N/A	10/04/32	USD	10,285	(82,871)	157	(83,028)
1-Day SOFR, 4.32%	Annual	3.42%	Annual	N/A	10/05/32	USD	4,848	(60,298)	76	(60,374)
1-Day SOFR, 4.32%	Annual	3.05%	Annual	N/A	10/28/32	USD	11,483	(499,821)	182	(500,003)
1-Day SOFR, 4.32%	Annual	2.88%	Annual	N/A	11/02/32	USD	11,632	(672,412)	184	(672,596)
1-Day SOFR, 4.32%	Annual	2.92%	Annual	N/A	11/04/32	USD	11,671	(635,419)	185	(635,604)
1-Day SOFR, 4.32%	Annual	2.90%	Annual	N/A	11/15/32	USD	18,790	(1,051,298)	299	(1,051,597)
1-Day SOFR, 4.32%	Annual	3.20%	Annual	N/A	11/28/32	USD	10,953	(335,883)	175	(336,058)
3.45%	Annual	1-Day SOFR, 4.32%	Annual	N/A	11/26/41	USD	1,670	6,956	(70,094)	77,050
3.24%	Annual	1-Day SOFR, 4.32%	Annual	N/A	12/11/50	USD	1,632	5,667	(86,942)	92,609
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	01/07/51	USD	5,340	27,288	(276,698)	303,986
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	01/08/51	USD	1,844	9,424	(95,528)	104,952
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	01/25/51	USD	3,941	19,375	(205,128)	224,503
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	02/01/51	USD	4,033	19,478	(210,290)	229,768
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	02/04/51	USD	2,285	10,890	(119,313)	130,203
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	02/05/51	USD	2,366	11,277	(123,529)	134,806
3.23%	Annual	1-Day SOFR, 4.32%	Annual	N/A	02/22/51	USD	943	4,316	(49,469)	53,785
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/27/51	USD	3,534	18,740	(185,178)	203,918
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/28/51	USD	579	3,071	(30,337)	33,408
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	06/07/51	USD	1,105	5,769	(58,016)	63,785
1-Day SOFR, 4.32%	Annual	3.22%	Annual	N/A	06/22/51	USD	2,396	(12,132)	126,405	(138,537)
3.22%	Annual	1-Day SOFR, 4.32%	Annual	N/A	08/23/51	USD	793	3,529	(42,450)	45,979
3.21%	Annual	1-Day SOFR, 4.32%	Annual	N/A	10/15/51	USD	1,158	6,975	(60,712)	67,687
3.21%	Annual	1-Day SOFR, 4.32%	Annual	N/A	10/18/51	USD	1,791	10,759	(93,939)	104,698
1-Day SOFR, 4.32%	Annual	3.21%	Annual	N/A	11/08/51	USD	1,943	(11,126)	102,650	(113,776)
3.21%	Annual	1-Day SOFR, 4.32%	Annual	N/A	11/30/51	USD	757	3,841	(40,219)	44,060
3.21%	Annual	1-Day SOFR, 4.32%	Annual	N/A	01/21/52	USD	7,765	34,484	(418,911)	453,395

								$(13,656,459)	$(1,120,928)	$(12,535,531)

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	1,639		$(308,158)	$(353,448)	$45,290
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/18/64	N/R		USD	1,000		(191,078)	(187,387)	(3,691)

										$(499,236)	$(540,835)	$41,599

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty

China Fixing Repo Rates 7-Day, 3.00%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157	$(53,246)	$—	$(53,246)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty

1-Day SOFR minus 1.65%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	01/17/23	USD	8,656	$(76,490)	$—	$(76,490)
1-Day SOFR minus 0.30%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	01/17/23	USD	5,528	(161,423)	—	(161,423)
1-Day SOFR minus 0.45%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Barclays Bank PLC	N/A	01/27/23	USD	959	(11,001)	—	(11,001)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	03/17/23	USD	837	(12,471)	—	(12,471)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	3,350	(67,008)	—	(67,008)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	03/17/23	USD	8,465	(160,439)	—	(160,439)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Merrill Lynch International	N/A	03/17/23	USD	2,961	(55,335)	—	(55,335)
1-Day SOFR minus 0.20%, 4.32%	Quarterly	SPDR Bloomberg High Yield Bond ETF	Monthly	Barclays Bank PLC	N/A	03/17/23	USD	889	(23,796)	394	(24,190)
1-Day SOFR minus 0.20%, 4.32%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	BNP Paribas SA	N/A	03/17/23	USD	10,629	(284,243)	—	(284,243)
1-Day SOFR minus 0.20%, 4.32%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	277	(7,560)	—	(7,560)
1-Day SOFR plus 0.15%, 4.32%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	1,494	(32,554)	—	(32,554)

									$(892,320)	$394	$(892,714)

S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Citibank N.A.(b)	10/11/23	$4,788,123	$130,341	(c)	$4,922,547	0.3%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(1,111,821)	22,862	(e)	(1,083,627)	0.1

					$153,203		$3,838,920

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(4,083) of net dividends and financing fees.
(e)	Amount includes $(5,332) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	26 basis points	25-26 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date October 11, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	570,746	$4,922,547	100.0%

Net Value of Reference Entity — Citibank N.A.		$4,922,547

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

France
Pernod Ricard SA	(2,748)	$(540,593)	49.9%

United Kingdom
Diageo PLC	(12,406)	(543,034)	50.1

		(1,083,627)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(1,083,627)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$6,564,169	$(7,585,041)	$15,202,491	$(25,654,873)	$—
OTC Swaps	394	(540,835)	198,493	(949,651)	—
Options Written	N/A	N/A	2,758,685	(7,900,797)	(13,714,621)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,897,211	$—	$9,573,580	$—	$12,470,791
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,998,199	—	—	2,998,199
Options purchased
Investments at value — unaffiliated(b)	—	—	2,484,200	251,428	3,903,547	—	6,639,175
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	3,743,844	—	—	11,458,647	—	15,202,491
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	45,290	153,597	—	—	—	198,887

	$—	$3,789,134	$5,535,008	$3,249,627	$24,935,774	$—	$37,509,543

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$17,951	$—	$3,234,834	$—	$3,252,785
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	9,481,295	—	—	9,481,295
Options written
Options written at value	—	—	2,689,248	70,360	10,955,013	—	13,714,621
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,647,656	—	—	23,994,178	13,039	25,654,873
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	544,526	892,714	—	53,246	—	1,490,486

	$—	$2,192,182	$3,599,913	$9,551,655	$38,237,271	$13,039	$53,594,060

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2022, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$(681,967)	$—	$28,169,431	$—	$(6,220,702)	$—	$21,266,762
Forward foreign currency exchange contracts	—	—	—	36,933,815	—	—	36,933,815
Options purchased(a)	—	—	(9,334,925)	1,068,594	(1,381,185)	—	(9,647,516)
Options written	—	33,911	11,005,355	529,524	(1,000,896)	—	10,567,894
Swaps	—	4,068,220	2,952,351	—	29,246,059	—	36,266,630

	$(681,967)	$4,102,131	$32,792,212	$38,531,933	$20,643,276	$—	$95,387,585

S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$138,541	$—	$5,453,100	$—	$5,595,542	$—	$11,187,183
Forward foreign currency exchange contracts	—	—	—	(4,498,780)	—	—	(4,498,780)
Options purchased(b)	—	—	(2,389,609)	411,378	1,947,229	—	(31,002)
Options written	—	—	(655,789)	(124,761)	(6,735,079)	—	(7,515,629)
Swaps	—	(508,249)	(437,216)	—	(22,055,138)	(13,039)	(23,013,642)

	$138,541	$(508,249)	$1,970,486	$(4,212,163)	$(21,247,446)	$(13,039)	$(23,871,870)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$332,466,205
Average notional value of contracts — short	$506,991,951
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$539,602,274
Average amounts sold — in USD	$240,392,172
Options:
Average value of option contracts purchased	$6,285,380
Average value of option contracts written	$6,264,265
Average notional value of swaption contracts purchased	$252,554,358
Average notional value of swaption contracts written	$957,629,525
Credit default swaps:
Average notional value — buy protection	$2,052,270
Average notional value — sell protection	$136,728,060
Interest rate swaps:
Average notional value — pays fixed rate	$548,081,369
Average notional value — receives fixed rate	$641,797,616
Inflation swaps:
Average notional value — receives fixed rate	$730,490
Total return swaps:
Average notional value	$45,378,571

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$2,162,815		$1,478,819
Forward foreign currency exchange contracts	2,998,199		9,481,295
Options	6,639,175	(a)	13,714,621
Swaps — centrally cleared	—		314,903
Swaps — OTC(b)	198,887		1,490,486

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	11,999,076		26,480,124

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,168,847)		(4,719,119)

Total derivative assets and liabilities subject to an MNA	$6,830,229		$21,761,005

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$87,416	$(87,416)	$—	$—	$—
Barclays Bank PLC	9,975	(9,975)	—	—	—
Citibank N.A.	726,461	(726,461)	—	—	—
Deutsche Bank AG	1,206,471	(468,686)	—	—	737,785
Goldman Sachs International	2,448,159	(2,448,159)	—	—	—
HSBC Bank PLC	1,499	(1,499)	—	—	—
JPMorgan Chase Bank N.A.	456,395	(456,395)	—	—	—
Morgan Stanley & Co. International PLC	1,820,240	(1,820,240)	—	—	—
State Street Bank and Trust Co.	6,276	(5,300)	—	—	976
UBS AG	67,337	—	—	—	67,337

	$6,830,229	$(6,024,131)	$—	$—	$806,098

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$343,280	$(87,416)	$—	$—	$255,864
Barclays Bank PLC	64,770	(9,975)	—	—	54,795
BNP Paribas SA	408,994	—	—	—	408,994
Citibank N.A.	784,792	(726,461)	—	—	58,331
Deutsche Bank AG	468,686	(468,686)	—	—	—
Goldman Sachs International	4,623,743	(2,448,159)	(1,315,651)	—	859,933
HSBC Bank PLC	26,172	(1,499)	—	—	24,673
JPMorgan Chase Bank N.A.	5,522,110	(456,395)	(959,740)	—	4,105,975
Merrill Lynch International	55,335	—	—	—	55,335
Morgan Stanley & Co. International PLC	9,457,823	(1,820,240)	(4,354,515)	(416,000)	2,867,068
State Street Bank and Trust Co.	5,300	(5,300)	—	—	—

	$21,761,005	$(6,024,131)	$(6,629,906)	$(416,000)	$8,690,968

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$151,078,702	$11,817,455	$162,896,157
Common Stocks
Australia	—	8,508,623	—	8,508,623
Canada	20,220,873	—	—	20,220,873
Cayman Islands	21	—	1,162,666	1,162,687
China	—	6,289,807	—	6,289,807

S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Finland	$—	$—	$3,848,108	$3,848,108
France	—	37,412,671	—	37,412,671
Germany	732,649	41,519,874	—	42,252,523
Hong Kong	—	5,505,899	—	5,505,899
India	—	—	5,471,153	5,471,153
Israel	7,773,343	—	—	7,773,343
Italy	4,902,365	2,695,676	—	7,598,041
Japan	—	11,974,636	—	11,974,636
Netherlands	—	34,922,161	—	34,922,161
South Korea	—	6,870,505	—	6,870,505
Spain	—	8,304,878	—	8,304,878
Switzerland	6,975,752	8,906,344	—	15,882,096
Taiwan	5,165,211	—	—	5,165,211
United Kingdom	6,347,892	40,741,843	—	47,089,735
United States	565,199,853	9,097,123	16,644,714	590,941,690
Corporate Bonds	—	237,396,489	36,101,303	273,497,792
Floating Rate Loan Interests	—	52,723,118	80,651,617	133,374,735
Foreign Agency Obligations	—	55,539,751	—	55,539,751
Investment Companies	22,411,343	—	—	22,411,343
Municipal Bonds	—	2,363,960	—	2,363,960
Non-Agency Mortgage-Backed Securities	—	146,128,369	10,549,081	156,677,450
Other Interests	—	—	6,069,584	6,069,584
Preferred Securities
Capital Trust	—	889,205	—	889,205
Preferred Stocks	—	4,100,116	56,384,367	60,484,483
U.S. Government Sponsored Agency Securities	—	252,215,663	—	252,215,663
U.S. Treasury Obligations	—	7,544,605	—	7,544,605
Warrants
Israel	3,136	—	127,394	130,530
United Kingdom	38,416	—	—	38,416
United States	60,684	7,356	829,644	897,684
Short-Term Securities
Certificates of Deposit	—	2,929,519	—	2,929,519
Commercial Paper	—	747,034	—	747,034
Money Market Funds	49,048,882	—	—	49,048,882
Options Purchased
Equity Contracts	2,389,157	95,043	—	2,484,200
Foreign Currency Exchange Contracts	—	228,085	23,343	251,428
Interest Rate Contracts	616,875	3,286,672	—	3,903,547
Liabilities
Investments
TBA Sale Commitments	—	(130,311,513)	—	(130,311,513)
Unfunded Floating Rate Loan Interests(a)	—	(5,042)	—	(5,042)

	$691,886,452	$1,009,707,172	$229,680,429	1,931,274,053

Investments Valued at NAV(b)				3,851,324

				$1,935,125,377

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$3,789,134	$—	$3,789,134
Equity Contracts	1,562,557	1,487,857	—	3,050,414
Foreign Currency Exchange Contracts	—	2,998,199	—	2,998,199
Interest Rate Contracts	9,573,580	11,458,647	—	21,032,227
Liabilities
Credit Contracts	—	(1,651,347)	—	(1,651,347)
Equity Contracts	(2,698,360)	(901,553)	—	(3,599,913)
Foreign Currency Exchange Contracts	—	(9,551,655)	—	(9,551,655)

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Interest Rate Contracts	$(3,477,178)	$(34,760,093)	$—	$(38,237,271)
Other Contracts	—	(13,039)	—	(13,039)

	$4,960,599	$(27,143,850)	$—	$(22,183,251)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Other Interests	Preferred Stocks

Assets
Opening balance, as of December 31, 2021	$23,774,997	$21,433,988	$19,416,491	$70,215,893	$8,778,680	$—	$5,373,584	$54,495,679
Transfers into Level 3	—	—	—	4,124,637	6,258,457	—	—	—
Transfers out of Level 3	(5,692,260)	(173,050)	—	(8,072,568)	(1,202,284)	—	—	—
Accrued discounts/premiums	8,374	—	99,675	181,787	70,316	—	—	—
Net realized gain (loss)	(869,900)	—	2,028	(7,233)	(325,295)	—	—	32,806
Net change in unrealized appreciation (depreciation)(a)(b)	(539,806)	(3,771,583)	(935,845)	(3,632,622)	(1,222,483)	(19,989)	696,000	(10,650,823)
Purchases	—	9,637,565	17,675,929	23,530,158	904,449	43,332	—	12,592,874
Sales	(4,863,950)	(279)	(156,975)	(5,688,435)	(2,712,759)	—	—	(86,169)

Closing balance, as of December 31, 2022	$11,817,455	$27,126,641	$36,101,303	$80,651,617	$10,549,081	$23,343	$6,069,584	$56,384,367

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(1,310,501)	$(3,755,172)	$(935,381)	$(3,632,622)	(1,222,483)	$(19,989)	$696,000	$(10,651,287)

	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total

Assets
Opening balance, as of December 31, 2021	$(518)	$227,689	$298,880	$204,015,363
Transfers into Level 3	—	—	—	10,383,094
Transfers out of Level 3	518	—	—	(15,139,644)
Accrued discounts/premiums	—	—	—	360,152
Net realized gain (loss)	—	—	—	(1,167,594)
Net change in unrealized appreciation (depreciation)(a)(b)	—	(227,689)	769,997	(19,534,843)
Purchases	—	—	—	64,384,307
Sales	—	—	(111,839)	(13,620,406)

Closing balance, as of December 31, 2022	$—	$—	$957,038	$229,680,429

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$—	$—	$753,702	$(20,077,733)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Capital Allocation Trust (BCAT)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $32,479,574. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks(b)	$27,126,641	Market	Revenue Multiple	5.00x - 13.50x		8.78x
			Volatility	51% - 78%		72%
			Time to Exit	1.0 -1.4 years		1.1 years
			EBITDA Multiple	24.00x		—
			Market Adjustment Multiple	0.50x		—

Asset Backed Securities	3,013,289	Income	Discount Rate	9%		—

Corporate Bonds	32,003,760	Income	Discount Rate	8% - 35%		14%
		Market	Revenue Multiple	12.25x		—
			Volatility	60%- 60%		60%

Floating Rate Loan Interests	71,646,176	Income	Discount Rate	6% - 16%		12%
			Credit Spread	394 - 819		464

Other Interests	6,069,584	Income	Discount Rate	6% - 7%		7%

Preferred Stock(b)(c)	56,384,367	Market	Revenue Multiple	0.21x - 26.00x		10.27x
			Volatility	50% - 85%		68%
			Time to Exit	1.5 -5.0 years		3.0 years
			Market Adjustment Multiple	0.50x -1.00x		0.87x
			EBITDAR Multiple	6.50x		—
			Recent Transactions	(d)
		Income	Discount Rate	12%		—

Warrants	957,038	Market	Revenue Multiple	6.75x - 18.00x		9.68x
			Volatility	40% - 68%		62%
			Time to Exit	0.5 - 4.7 years		4.4 years
		Income	Discount Rate	13%		—

	$197,200,855

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

The fund valued certain of its Level 3 Common Stock and Preferred Stock using recent transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $14,500,297 as of December 31, 2022.

(c)

For the period end December 31, 2022, the valuation technique for investments classified as Preferred Stock amounting to $9,269,235 changed to utilizing a discounted cash flow method. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end December 31, 2022, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(b) — 2.0%
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.08%, 10/15/29(a)	USD	325	$282,451
Apidos CLO XXXVI, Series 2021-36A, Class B, (3 mo. LIBOR US + 1.60%), 5.84%, 07/20/34(a)		250	238,843
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 10.61%, 04/25/34(a)		250	214,440
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 10.86%, 10/25/34(a)		250	223,062
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 7.33%, 07/15/31(a)		250	219,687
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 7.43%, 01/19/35(a)		500	452,825
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 8.12%, 06/15/31(a)		500	470,775
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 5.50%, 10/22/30(a)		245	241,910
Carlyle U.S. CLO Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.80%), 6.04%, 01/20/31(a)		500	483,314
CarVal CLO VC Ltd.(a)
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 7.33%, 10/15/34		250	229,744
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 10.83%, 10/15/34		250	221,089
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3 mo. LIBOR US + 2.60%), 6.84%, 04/20/31(a)		250	233,203
Cedar Funding XIV CLO Ltd.(a)
Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 5.68%, 07/15/33		500	483,433
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 10.42%, 07/15/33		250	226,347
CIFC Funding Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.55%), 7.63%, 07/16/30(a)		500	445,641
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.45%), 5.69%, 10/20/33(a)		250	247,471
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 11.04%, 04/20/34(a)		750	689,836
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 04/15/33(a)		500	482,750
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34(a)		1,000	725,609
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 7.82%, 01/22/35(a)		750	664,406
GoldenTree Loan Management U.S. CLO 1 Ltd.(a)
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 9.59%, 10/20/34		1,500	1,259,320
Series 2021-11A, Class EJ, (3 mo. LIBOR US + 7.75%), 11.99%, 10/20/34		1,000	934,637
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 8.99%, 01/20/33		750	618,602
GoldenTree Loan Management U.S. CLO 5 Ltd., Series 2019-5A, Class BR, (3 mo. LIBOR US + 1.55%), 5.79%, 10/20/32(a)		250	243,896
Golub Capital Partners CLO 53B Ltd., Series 2021- 53A, Class E, (3 mo. LIBOR US + 6.70%), 10.94%, 07/20/34(a)		250	220,800
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 10.80%, 07/20/34(a)		250	220,129

Security		Par (000)	Value

Cayman Islands (continued)
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33(a)	USD	375	$325,110
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3 mo. SOFR + 6.85%), 10.71%, 07/15/35(a)		250	224,951
Harbor Park CLO 18-1 Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 9.84%, 01/20/31(a)		250	214,631
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 10.48%, 10/19/34(a)		500	447,076
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 9.89%, 10/18/30(a)		250	225,505
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3 mo. LIBOR US + 3.35%), 7.71%, 04/25/32(a)		250	238,349
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class B, (3 mo. LIBOR US + 1.65%), 5.73%, 07/17/34(a)		500	475,696
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 7.97%, 01/22/35(a)		250	227,808
Mill City Solar Loan Ltd.
Series 2019-1A, Class C, 5.92%, 03/20/43		1,382	1,288,871
Series 2019-1A, Class D, 7.14%, 03/20/43		2,113	1,932,990
Myers Park CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.50%), 9.74%, 10/20/30(a)		250	204,728
Neuberger Berman CLO XIV Ltd., Series 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 5.40%, 01/28/30(a)		244	240,558
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021- 46A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 01/20/36(a)		250	237,445
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 7.13%, 07/15/34(a)		1,500	1,387,855
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3 mo. LIBOR US + 1.70%), 5.98%, 10/25/34(a)		250	239,396
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 5.73%, 05/23/31(a)		500	492,220
Palmer Square CLO Ltd.(a)
Series 2013-2A, Class A2R3, (3 mo. LIBOR US + 1.50%), 5.73%, 10/17/31		250	241,171
Series 2020-3A, Class A2R, (3 mo. LIBOR US + 1.60%), 6.21%, 11/15/31		500	483,683
Palmer Square Loan Funding Ltd., Series 2021-4A, Class E, (3 mo. LIBOR US + 7.51%), 11.59%, 10/15/29(a)		500	471,054
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 7.48%, 07/15/34(a)		1,650	1,460,142
Pikes Peak CLO 11, Series 2021-11A, Class A1, (3 mo. SOFR + 1.95%), 4.13%, 07/25/34(a)		1,500	1,464,208
Rad CLO 15 Ltd., Series 2021-15A, Class E, (3 mo. LIBOR US + 6.20%), 10.44%, 01/20/34(a)		250	214,680
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 11.69%, 10/15/33(a)		250	228,273
Regatta XXIV Funding Ltd.(a)
Series 2021-5A, Class D, (3 mo. LIBOR US + 3.10%), 7.34%, 01/20/35		250	230,818

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Regatta XXIV Funding Ltd.(a) (continued)
Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 11.04%, 01/20/35	USD	250	$224,110
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 5.56%, 10/20/32(a)		750	743,899
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 10.44%, 01/20/34(a)		750	653,130
Stratus CLO Ltd.(a)
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 9.24%, 12/29/29		1,250	1,099,770
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	488,225
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 9.99%, 12/28/29		300	269,325
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 9.99%, 12/29/29		250	227,772
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 10.23%, 01/15/34(a)		500	456,267
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 7.37%, 04/26/28(a)		250	240,649
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 7.14%, 01/20/31(a)		250	237,298
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3 mo. LIBOR US + 6.70%), 10.94%, 10/20/32(a)		500	459,303
Trestles CLO V Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 10.59%, 10/20/34(a)		1,000	863,261
Trimaran CAVU Ltd.(a)
Series 2019-1A, Class E, (3 mo. LIBOR US + 7.04%), 11.28%, 07/20/32		500	447,415
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 7.61%, 10/25/34		550	498,567
Voya CLO Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 10/17/32(a)		250	240,715
Whitebox CLO II Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 7.10%), 11.42%, 10/24/34(a)		250	224,039
Whitebox CLO III Ltd.(a)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 7.43%, 10/15/34		1,000	935,356
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 10.93%, 10/15/34		1,250	1,135,242

			33,615,781

United States(b) — 1.6%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39		3,000	2,556,650
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 5.45%, 04/15/33(a)		500	489,674
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26		2,431	1,986,995
Series 2021-3, Class F, 4.24%, 01/17/41		3,738	3,057,928
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	329,115
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(c)		409	343,613
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,564,759
Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/08/31		160	135,573

Security		Par (000)	Value

United States (continued)
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/38	USD	3,000	$2,451,549
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,339,571
Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	1,904,819
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,560,755
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,561,565
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,379,853
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30		600	553,217
Series 2021-A, Class D, 5.23%, 12/22/31		800	654,564
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,162,819
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	735,776
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,093,751

			27,862,546

Total Asset-Backed Securities — 3.6% (Cost: $70,821,683)			61,478,327

		Shares

Common Stocks

Canada — 0.2%
Cameco Corp.		88,101	1,997,249
Enbridge, Inc.		22,000	860,200
Lululemon Athletica, Inc.(d)		1,781	570,597

			3,428,046

Cayman Islands — 0.0%
Salt Pay Co. Ltd., Series C, (Acquired 11/16/21, Cost: $1,099,370)(c)(e)		566	532,849

China — 0.3%
BYD Co. Ltd., Class H		242,500	5,949,489

Finland — 1.3%
Aiven(c)		35,053	3,559,983
Neste OYJ		390,709	18,018,310

			21,578,293

France — 5.4%
BNP Paribas SA		206,298	11,746,429
Cie de Saint-Gobain		310,548	15,192,256
Hermes International		4,801	7,431,234
Kering SA		12,183	6,200,264
LVMH Moet Hennessy Louis Vuitton SE		36,854	26,818,374
Schneider Electric SE		153,726	21,588,446
TotalEnergies SE, ADR		44,000	2,731,520

			91,708,523

Germany — 3.2%
Commerzbank AG(d)		111,099	1,038,733
Infineon Technologies AG		199,586	6,065,795
Mercedes-Benz Group AG, Registered Shares		267,052	17,463,829
SAP SE		209,644	21,643,788
SAP SE, ADR		6,500	670,735
Siemens AG, Registered Shares		50,389	6,946,184

			53,829,064

Hong Kong — 0.1%
AIA Group Ltd.		159,400	1,760,315

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland — 0.0%
Trane Technologies PLC	52	$8,741

Italy — 0.3%
Ariston Holding NV	445,371	4,586,308

Japan — 0.4%
FANUC Corp.	41,800	6,255,223

Netherlands — 2.0%
ASML Holding NV	28,447	15,510,773
ING Groep NV, Series N	1,450,719	17,671,423

		33,182,196

Norway — 0.1%
Equinor ASA, ADR	24,000	859,440

South Korea(d) — 1.2%
LG Energy Solution Ltd.	26,587	9,163,387
Samsung SDI Co. Ltd.	25,776	12,102,924

		21,266,311

Spain — 0.1%
Cellnex Telecom SA(b)	52,312	1,735,253

Sweden — 0.2%
Volvo AB, B Shares	211,977	3,829,067

Switzerland — 0.8%
Nestle SA, Registered Shares	74,577	8,614,341
TE Connectivity Ltd.	49,077	5,634,040

		14,248,381

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	117,211	8,731,047

United Kingdom — 2.5%
AstraZeneca PLC	4,000	541,277
AstraZeneca PLC, ADR	165,868	11,245,851
Compass Group PLC	241,384	5,574,044
Linde PLC	16,237	5,296,185
Lloyds Banking Group PLC	21,328,960	11,639,487
Unilever PLC	170,408	8,603,527

		42,900,371

United States — 37.4%
Abbott Laboratories(f)	220,991	24,262,602
Adobe, Inc.(d)	14,885	5,009,249
Air Products & Chemicals, Inc.	45,074	13,894,511
Alcoa Corp.	3,261	148,278
Align Technology, Inc.(d)	1,679	354,101
Alphabet, Inc., Class C(d)	347,860	30,865,618
Amazon.com, Inc.(d)	96,157	8,077,188
American Tower Corp.(f)	140,923	29,855,947
AmerisourceBergen Corp.	12,119	2,008,240
Amgen, Inc.	5,751	1,510,443
Apple, Inc.	35,000	4,547,550
Applied Materials, Inc.	144,575	14,078,714
Archer-Daniels-Midland Co.	231,826	21,525,044
Bank of America Corp.	155,298	5,143,470
Booking Holdings, Inc.(d)	313	630,783
Boston Scientific Corp.(d)	759,759	35,154,049
Bunge Ltd.	1,404	140,077
Cap Hill Brands(c)	1,088,268	1,719,463
CF Industries Holdings, Inc.	37,585	3,202,242
Chubb Ltd.	1,618	356,931
Clarify Health(c)	318,926	2,487,623

Security	Shares	Value

United States (continued)
Crowdstrike Holdings, Inc., Class A(d)	1,384	$145,721
CVS Health Corp.	61,880	5,766,597
Datadog, Inc., Class A(d)	4,050	297,675
Deere & Co.	15,684	6,724,672
Dexcom, Inc.(d)	41,310	4,677,944
Domino’s Pizza, Inc.	12,529	4,340,046
Dynatrace, Inc.(d)	19,308	739,496
Edwards Lifesciences Corp.(d)	143,973	10,741,826
Eli Lilly & Co.	57,698	21,108,236
Fortive Corp.	49,893	3,205,625
Halliburton Co.	9,690	381,302
HCA Healthcare, Inc.	10,800	2,591,568
Hilton Worldwide Holdings, Inc.	48,223	6,093,458
Home Depot, Inc.	24,018	7,586,325
Humana, Inc.	28,035	14,359,247
Intuit, Inc.	17,317	6,740,123
Intuitive Surgical, Inc.(d)	89,729	23,809,590
Johnson Controls International PLC	95,548	6,115,072
KLA Corp.	1,959	738,602
LPL Financial Holdings, Inc.	59,428	12,846,551
Marsh & McLennan Cos., Inc.	210,626	34,854,390
Masco Corp.	354,387	16,539,241
Mastercard, Inc., Class A	70,880	24,647,102
McKesson Corp.	6,036	2,264,224
Merck & Co., Inc.	149,215	16,555,404
Micron Technology, Inc.	110,429	5,519,241
Microsoft Corp.(f)	179,310	43,002,124
Mr. Cooper Group, Inc.(d)	14,649	587,864
NextEra Energy, Inc.(f)	397,883	33,263,019
NIKE, Inc., Class B	64,168	7,508,298
NVIDIA Corp.	31,769	4,642,722
Otis Worldwide Corp.	6,128	479,884
Proof Acquisition Corp.(c)	24,722	27,936
Rivian Automotive, Inc., Class A(d)	67,729	1,248,245
Rockwell Automation, Inc.	7,814	2,012,652
RXO, Inc.(d)	5,166	88,855
Salesforce, Inc.(d)(f)	72,370	9,595,538
Schlumberger Ltd.	41,949	2,242,594
ServiceNow, Inc.(d)(f)	64,646	25,100,102
SPDR S&P Biotech ETF(d)	40,000	3,320,000
Symbotic Corp., Class A	21,464	256,280
Symbotic, Inc.(d)	6,500	77,610
Tesla, Inc.(d)	30,737	3,786,184
Thermo Fisher Scientific, Inc.(f)	66,507	36,624,740
United Parcel Service, Inc., Class B	29,162	5,069,522
UnitedHealth Group, Inc.	6,679	3,541,072
Visa, Inc., Class A	8,389	1,742,899
Walt Disney Co.(d)	86,348	7,501,914
XPO Logistics, Inc.(d)	5,166	171,976

		636,253,431

Total Common Stocks — 56.0% (Cost: $1,047,514,337)		952,642,348

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Australia — 0.1%
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)	USD	1,257	$1,172,278

Belgium(g) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	118,700
KBC Group NV, (1 year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		100	102,927

			221,627

Canada — 0.5%
Canadian Pacific Railway Co., 2.45%, 12/02/31	USD	2,120	1,755,806
Mattamy Group Corp., 5.25%, 12/15/27(b)		938	831,849
Open Text Corp., 6.90%, 12/01/27		1,317	1,317,000
Thomson Reuters Corp., 4.30%, 11/23/23		250	248,248
Toronto-Dominion Bank
2.35%, 03/08/24		4,020	3,899,711
2.88%, 04/05/27(g)	GBP	100	109,681
2.00%, 09/10/31	USD	119	93,699

			8,255,994

France — 0.0%
Altice France SA/France, 5.50%, 01/15/28(b)		267	209,093
BNP Paribas SA(g)
3.38%, 01/23/26	GBP	100	113,490
1.88%, 12/14/27		100	101,251
Societe Generale SA, 1.88%, 10/03/24(g)		100	113,980
TotalEnergies Capital International SA, 1.66%, 07/22/26(g)		100	108,555

			646,369

Germany — 0.2%
Deutsche Bank AG
2.63%, 12/16/24(g)		100	112,253
1.69%, 03/19/26	USD	3,250	2,912,502
(1 day SONIA + 1.94%), 4.00%, 06/24/26(a)(g)	GBP	100	113,166

			3,137,921

Japan — 0.4%
Mizuho Financial Group, Inc., (1 year CMT + 1.25%), 3.26%, 05/22/30(a)	USD	2,040	1,764,872
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		3,160	2,579,348
Toyota Motor Corp., 2.36%, 03/25/31		2,000	1,685,661

			6,029,881

Jersey — 0.1%
Aptiv PLC, 3.10%, 12/01/51		2,605	1,539,521
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25		1,099	1,036,348

			2,575,869

MultiNational — 0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/27(b) .		418	409,199
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		500	463,380
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.88%, 06/18/26		1,626	1,550,289
3.25%, 11/30/51		3,380	2,099,403

			4,522,271

Netherlands — 0.3%
Cooperatieve Rabobank UA, (1 year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(g)	GBP	100	102,434
ING Groep NV, 3.00%, 02/18/26(g)		100	112,450

Security		Par (000)	Value

Netherlands (continued)
LYB International Finance II BV, 3.50%, 03/02/27	USD	1,020	$944,024
Mondelez International Holdings Netherlands BV, 2.25%, 09/19/24(b)		2,300	2,187,184
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,654	2,433,547

			5,779,639

Spain(g) — 0.0%
Banco Santander SA, (1 year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	400	447,344
Telefonica Emisiones SA, 5.38%, 02/02/26		200	240,881

			688,225

Sweden — 0.0%
Swedbank AB, (1 year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(g)		100	102,961

Switzerland(a)(b) — 0.1%
UBS Group AG
(1 year CMT + 0.83%), 1.01%, 07/30/24	USD	1,528	1,485,745
(1 year CMT + 1.00%), 2.10%, 02/11/32		120	90,347

			1,576,092

United Kingdom — 0.5%
AstraZeneca PLC
3.38%, 11/16/25		3,000	2,894,691
1.38%, 08/06/30		119	94,013
Barclays PLC(g)
3.00%, 05/08/26	GBP	100	109,648
3.25%, 02/12/27		100	108,337
BG Energy Capital PLC, 5.13%, 12/01/25(g)		200	242,951
Deuce Finco PLC, 5.50%, 06/15/27(b)		586	563,568
HSBC Holdings PLC, (1 day SONIA + 1.31%), 1.75%, 07/24/27(a)		100	103,912
Informa PLC, 3.13%, 07/05/26(g)		100	109,136
Lloyds Banking Group PLC, 2.25%, 10/16/24(g)		200	229,381
NatWest Group PLC(a)(g)
(1 year SONIA + 1.49%), 2.88%, 09/19/26		100	110,939
(1 year SONIA + 2.01%), 3.13%, 03/28/27		100	110,203
Royalty Pharma PLC, 1.20%, 09/02/25	USD	2,000	1,789,883
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(g)	GBP	100	112,506
Vodafone Group PLC, 4.13%, 05/30/25	USD	2,000	1,968,152

			8,547,320

United States — 25.1%
AbbVie, Inc.
3.80%, 03/15/25		1,750	1,705,567
4.25%, 11/14/28		975	940,458
3.20%, 11/21/29		7,350	6,625,834
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		2,176	2,001,267
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	400,343
Alexandria Real Estate Equities, Inc.
1.88%, 02/01/33		119	88,482
2.95%, 03/15/34		792	641,921
Allegiant Travel Co., 7.25%, 08/15/27(b)		635	603,988
Alphabet, Inc., 1.10%, 08/15/30		121	94,692
American Express Co., 2.25%, 03/04/25		616	581,425
American Honda Finance Corp., 2.25%, 01/12/29		1,000	857,697
American Tower Corp.
1.45%, 09/15/26		2,250	1,963,223
2.75%, 01/15/27		3,000	2,719,532

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
American Tower Corp. (continued)
1.88%, 10/15/30	USD	119	$91,832
American Water Capital Corp.
3.45%, 06/01/29		2,112	1,928,465
2.80%, 05/01/30		2,060	1,781,147
Amgen, Inc.
5.50%, 12/07/26(g)	GBP	100	123,342
2.45%, 02/21/30	USD	2,080	1,750,203
3.00%, 01/15/52		2,590	1,653,031
2.77%, 09/01/53		2,025	1,218,750
Amphenol Corp., 2.20%, 09/15/31		119	94,274
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/29		3,000	2,961,277
3.50%, 06/01/30		5,710	5,197,964
Archer-Daniels-Midland Co., 3.25%, 03/27/30		1,500	1,352,840
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		1,353	1,149,299
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)		2,661	2,130,744
AT&T, Inc.
2.90%, 12/04/26	GBP	200	222,838
4.25%, 03/01/27	USD	1,990	1,936,322
5.50%, 03/15/27(g)	GBP	100	121,734
2.30%, 06/01/27	USD	1,000	889,389
Autodesk, Inc., 2.85%, 01/15/30		911	783,117
AvalonBay Communities, Inc.
2.05%, 01/15/32		3,300	2,589,690
5.00%, 02/15/33		3,228	3,176,080
Bank of America Corp.(a)
(1 day SOFR + 0.67%), 1.84%, 02/04/25		1,142	1,094,916
(1 day SOFR + 0.91%), 0.98%, 09/25/25		2,230	2,052,438
(1 day SOFR + 1.37%), 1.92%, 10/24/31		119	90,903
Bank of New York Mellon Corp., 1.65%, 01/28/31		119	92,610
Baxalta, Inc., 4.00%, 06/23/25		1,970	1,918,623
Baxter International, Inc.
1.32%, 11/29/24		1,130	1,051,989
1.92%, 02/01/27		2,155	1,910,595
Becton Dickinson and Co.
3.36%, 06/06/24		1,250	1,221,495
3.70%, 06/06/27		4,035	3,812,372
2.82%, 05/20/30		3,000	2,574,777
1.96%, 02/11/31		119	94,105
Berry Global, Inc., 1.57%, 01/15/26		2,782	2,478,249
Boston Properties LP, 2.55%, 04/01/32		119	90,470
Bristol-Myers Squibb Co., 1.45%, 11/13/30		3,454	2,730,186
Broadcom, Inc., 4.15%, 11/15/30		3,370	3,020,033
Calpine Corp., 4.50%, 02/15/28(b)		860	767,101
Carrier Global Corp., 2.49%, 02/15/27		444	400,227
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,125,816
Charles Schwab Corp., 1.65%, 03/11/31		119	92,632
Cigna Corp.
3.00%, 07/15/23		2,000	1,978,077
4.38%, 10/15/28		2,316	2,233,629
Citigroup, Inc.
1.75%, 10/23/26	GBP	200	212,745
(1 day SOFR + 0.69%), 2.01%, 01/25/26(a)	USD	1,433	1,328,057
(1 day SOFR + 1.55%), 5.61%, 09/29/26(a)		1,960	1,968,383
Clorox Co., 1.80%, 05/15/30		119	94,744

Security		Par (000)	Value

United States (continued)
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(b)	USD	2,073	$1,746,049
Coca-Cola Co., 1.38%, 03/15/31		119	92,806
Comcast Corp.
2.65%, 02/01/30		1,580	1,366,888
3.40%, 04/01/30		1,500	1,367,762
1.50%, 02/15/31		119	92,653
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,728,544
Conagra Brands, Inc., 0.50%, 08/11/23		1,780	1,729,448
Covanta Holding Corp., 4.88%, 12/01/29(b)		3,498	2,865,806
Crown Castle, Inc.
3.10%, 11/15/29		3,065	2,671,596
2.50%, 07/15/31		2,334	1,880,869
CSC Holdings LLC(b)
5.38%, 02/01/28		1,294	1,043,288
7.50%, 04/01/28		1,264	859,520
CSX Corp., 4.10%, 11/15/32		6,485	6,079,653
CVS Health Corp.
3.38%, 08/12/24		2,965	2,890,215
3.75%, 04/01/30		2,000	1,813,326
1.75%, 08/21/30		2,225	1,753,503
2.13%, 09/15/31		2,120	1,680,887
Dana, Inc.
5.63%, 06/15/28		1,309	1,190,753
4.25%, 09/01/30		383	308,552
Dell International LLC/EMC Corp.
5.45%, 06/15/23		1,694	1,695,072
5.30%, 10/01/29		1,500	1,467,003
Digital Realty Trust LP
5.55%, 01/15/28		2,440	2,456,132
3.60%, 07/01/29		3,000	2,679,556
DR Horton, Inc., 1.30%, 10/15/26		3,345	2,876,564
Eaton Corp., 4.15%, 03/15/33		2,750	2,556,448
eBay, Inc., 1.90%, 03/11/25		2,070	1,937,380
Ecolab, Inc.
5.25%, 01/15/28		4,490	4,574,667
2.13%, 02/01/32		4,000	3,192,958
Elevance Health, Inc.
2.25%, 05/15/30		2,500	2,068,111
2.55%, 03/15/31		3,625	3,045,459
5.50%, 10/15/32		1,724	1,764,901
Equinix, Inc.
2.90%, 11/18/26		2,000	1,827,993
1.55%, 03/15/28		3,500	2,892,803
Expedia Group, Inc., 2.95%, 03/15/31		33	26,536
Fidelity National Information Services, Inc., 1.15%, 03/01/26		2,230	1,955,472
Flyr Convertible Notes, 8.00%, 07/20/23(c)		2,036	2,208,210
Flyr Secured Notes, 10.00%, 01/20/27(c)		1,036	958,300
Ford Motor Co.
3.25%, 02/12/32		2,518	1,888,353
6.10%, 08/19/32		2,250	2,077,554
Forestar Group, Inc., 3.85%, 05/15/26(b)		399	349,800
Freed Corp., 10.00%, 12/02/23(c)		3,052	2,938,031
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		1,307	1,202,440
8.25%, 04/15/25		2,471	2,222,608
FreeWire Technologies, Inc., 12.59%, 03/31/25(c)		3,251	2,982,519
Frontier Communications Holdings LLC, 8.75%, 05/15/30(b)		1,000	1,016,750

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
GE HealthCare Technologies, Inc., 5.91%, 11/22/32	USD	1,900	$1,968,777
Gen Digital, Inc., 6.75%, 09/30/27(b)		1,394	1,366,120
General Mills, Inc.
4.00%, 04/17/25		1,965	1,919,044
2.88%, 04/15/30		400	345,571
General Motors Co., 4.88%, 10/02/23		1,800	1,794,401
General Motors Financial Co., Inc.
6.05%, 10/10/25		1,720	1,749,486
1.50%, 06/10/26		2,000	1,736,885
Gilead Sciences, Inc.
0.75%, 09/29/23		1,730	1,676,029
3.65%, 03/01/26		2,945	2,839,175
2.95%, 03/01/27		1,050	976,784
1.65%, 10/01/30		119	94,364
Goldman Sachs Group, Inc.
3.85%, 01/26/27		2,500	2,380,311
7.25%, 04/10/28	GBP	100	129,748
(1 day SOFR + 0.80%), 1.43%, 03/09/27(a)	USD	2,500	2,192,270
(1 day SOFR + 0.82%), 1.54%, 09/10/27(a)		1,000	862,627
(1 day SOFR + 1.25%), 2.38%, 07/21/32(a)		119	92,333
Series VAR, (1 day SOFR + 0.79%), 1.09%, 12/09/26(a)		1,000	881,526
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24		4,585	4,449,932
HCA, Inc.
5.38%, 02/01/25		2,500	2,496,973
5.25%, 06/15/26		1,960	1,936,342
5.88%, 02/01/29		2,605	2,596,861
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
5.00%, 06/01/29		865	743,900
4.88%, 07/01/31		1,335	1,089,564
Home Depot, Inc., 1.38%, 03/15/31		5,919	4,585,310
HP, Inc., 3.40%, 06/17/30		1,045	885,207
Humana, Inc., 0.65%, 08/03/23		2,615	2,547,558
Intercontinental Exchange, Inc., 1.85%, 09/15/32		2,479	1,864,768
International Business Machines Corp.
3.30%, 05/15/26		3,100	2,949,555
3.50%, 05/15/29		1,506	1,384,377
2.95%, 05/15/50		605	393,700
JPMorgan Chase & Co.(a)
(1 day SOFR + 0.77%), 1.47%, 09/22/27		2,500	2,164,408
(1 day SOFR + 1.02%), 2.07%, 06/01/29		2,170	1,812,359
(1 day SONIA + 0.68%), 0.99%, 04/28/26(g)	GBP	200	218,376
(3 mo. SOFR + 0.60%), 0.65%, 09/16/24	USD	392	378,024
(3 mo. SOFR + 1.11%), 1.76%, 11/19/31		119	90,210
KB Home, 4.80%, 11/15/29		2,081	1,809,617
Keurig Dr. Pepper, Inc.
4.42%, 05/25/25		479	473,568
2.25%, 03/15/31		4,765	3,826,524
Kilroy Realty LP, 2.50%, 11/15/32		119	84,495
Kimco Realty Corp., 2.25%, 12/01/31		119	91,360
Kraft Heinz Foods Co.
3.75%, 04/01/30		1,505	1,370,526
4.25%, 03/01/31		3,000	2,804,565
Lam Research Corp., 1.90%, 06/15/30		3,800	3,096,251
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		2,000	1,665,000
4.25%, 07/01/28		1,082	852,291
3.63%, 01/15/29		970	710,274

Security		Par (000)	Value

United States (continued)
Lowe’s Cos., Inc.
4.00%, 04/15/25	USD	1,950	$1,912,023
1.70%, 10/15/30		2,014	1,574,953
3.00%, 10/15/50		3,845	2,445,955
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28		1,294	1,126,792
4.50%, 06/15/29(b)		888	736,708
Medline Borrower LP, 3.88%, 04/01/29(b)		2,396	1,931,080
MetLife, Inc., 4.55%, 03/23/30		3,060	3,007,864
Mondelez International, Inc., 1.50%, 02/04/31		119	91,496
Moody’s Corp., 3.10%, 11/29/61		1,787	1,124,674
Morgan Stanley
3.63%, 01/20/27		2,000	1,886,030
(1 day SOFR + 1.00%), 2.48%, 01/21/28(a)		1,087	965,857
(1 day SOFR + 1.03%), 1.79%, 02/13/32(a)		119	89,436
(1 day SOFR + 1.14%), 2.70%, 01/22/31(a)		2,500	2,065,867
Series F, 3.88%, 04/29/24		2,000	1,968,931
Motorola Solutions, Inc., 5.60%, 06/01/32		2,000	1,946,894
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		224	200,480
5.50%, 08/15/28		1,921	1,566,405
5.13%, 12/15/30		961	742,216
5.75%, 11/15/31		454	352,985
Newmont Corp.
2.80%, 10/01/29		2,055	1,747,027
2.60%, 07/15/32		2,615	2,081,832
NextEra Energy Capital Holdings, Inc., 4.45%, 06/20/25		1,720	1,698,714
Norfolk Southern Corp., 3.85%, 01/15/24		2,000	1,979,878
Northern States Power Co., 2.90%, 03/01/50		1,225	837,857
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,122,008
NVIDIA Corp.
2.85%, 04/01/30		2,005	1,748,974
2.00%, 06/15/31		3,250	2,603,005
Olympus Water U.S. Holding Corp., 7.13%, 10/01/27(b)		705	671,513
Oncor Electric Delivery Co. LLC, 2.75%, 05/15/30		2,025	1,763,519
Oracle Corp.
2.40%, 09/15/23		1,765	1,729,940
3.60%, 04/01/50		2,135	1,437,424
Parker-Hannifin Corp., 3.25%, 06/14/29		3,250	2,902,244
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,250	1,068,613
PNC Financial Services Group, Inc., 5.35%, 12/02/28		1,778	1,791,994
PPG Industries, Inc., 2.55%, 06/15/30		3,140	2,636,689
Procter & Gamble Co., 2.45%, 11/03/26		2,030	1,875,674
Prologis LP, 2.25%, 01/15/32		119	94,323
QUALCOMM, Inc.
1.65%, 05/20/32		2,000	1,540,421
5.40%, 05/20/33		3,625	3,774,059
Reliance Steel & Aluminum Co., 1.30%, 08/15/25		3,000	2,710,418
Republic Services, Inc.
2.50%, 08/15/24		3,010	2,884,445
3.20%, 03/15/25		1,750	1,678,015
1.45%, 02/15/31		4,119	3,175,423
1.75%, 02/15/32		2,745	2,107,265
2.38%, 03/15/33		1,000	797,502
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(b)
2.88%, 10/15/26		2,062	1,767,469
3.63%, 03/01/29		1,398	1,107,828

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Rohm and Haas Co., 7.85%, 07/15/29	USD	2,500	$2,791,897
Roper Technologies, Inc., 1.75%, 02/15/31		119	91,674
Ryder System, Inc., 2.90%, 12/01/26		2,110	1,923,270
S&P Global, Inc.
2.70%, 03/01/29(b)		2,010	1,769,247
1.25%, 08/15/30		119	91,522
Salesforce, Inc., 1.95%, 07/15/31		1,500	1,195,899
San Diego Gas & Electric Co., Series XXX, 3.00%, 03/15/32		1,000	854,505
Sherwin-Williams Co.
3.13%, 06/01/24		1,980	1,923,425
2.95%, 08/15/29		3,000	2,626,156
Sonoco Products Co., 2.25%, 02/01/27		807	717,572
Sprint LLC, 7.88%, 09/15/23		8,990	9,115,734
State Street Corp., (1 day SOFR + 1.00%), 2.62%, 02/07/33(a)		2,000	1,634,018
Steel Dynamics, Inc., 3.45%, 04/15/30		3,060	2,690,591
Stem, Inc., 0.50%, 12/01/28(b)		275	172,920
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,577,479
Tenet Healthcare Corp.(b)
4.25%, 06/01/29		2,081	1,802,770
6.13%, 06/15/30		1,206	1,149,077
Texas Instruments, Inc.
4.60%, 02/15/28		1,058	1,056,559
2.25%, 09/04/29		3,250	2,809,875
Thermo Fisher Scientific, Inc.
1.22%, 10/18/24		2,070	1,942,716
1.75%, 10/15/28		2,346	1,986,831
4.95%, 11/21/32		3,255	3,300,894
T-Mobile USA, Inc.
3.75%, 04/15/27		2,750	2,590,202
3.38%, 04/15/29		3,930	3,461,424
3.40%, 10/15/52		1,360	913,851
Toyota Motor Credit Corp.
4.40%, 09/20/24		1,000	990,566
1.90%, 09/12/31		119	93,956
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	364,879
Truist Bank, 2.15%, 12/06/24		4,070	3,869,311
Union Pacific Corp., 2.40%, 02/05/30		5,070	4,337,302
United Rentals North America, Inc., 6.00%, 12/15/29		1,551	1,541,306
United Wholesale Mortgage LLC(b)
5.50%, 11/15/25		1,304	1,174,408
5.75%, 06/15/27		1,346	1,158,760
UnitedHealth Group, Inc., 5.35%, 02/15/33		4,645	4,792,190
Verizon Communications, Inc.
1.13%, 11/03/28	GBP	100	96,926
1.75%, 01/20/31	USD	4,000	3,103,354
Visa, Inc., 1.10%, 02/15/31		119	91,149
VMware, Inc.
4.65%, 05/15/27		750	725,934
4.70%, 05/15/30		1,500	1,395,323
2.20%, 08/15/31		2,369	1,797,749
Walt Disney Co.
3.80%, 03/22/30		3,042	2,835,207
2.65%, 01/13/31		2,830	2,415,587
Warnermedia Holdings, Inc., 3.43%, 03/15/24(b)		2,985	2,897,743

Security		Par (000)	Value

United States (continued)
Waste Management, Inc.
1.50%, 03/15/31	USD	3,509	$2,743,473
4.15%, 04/15/32		2,785	2,649,840
Welltower, Inc.
4.50%, 01/15/24		1,750	1,727,757
3.63%, 03/15/24		1,750	1,712,519
WestRock MWV LLC, 7.95%, 02/15/31		2,000	2,247,225
Weyerhaeuser Co., 3.38%, 03/09/33		1,000	835,724
Workday, Inc., 3.50%, 04/01/27		6,020	5,626,106
Xerox Holdings Corp., 5.00%, 08/15/25(b)		500	460,270
Xylem, Inc., 2.25%, 01/30/31		3,000	2,433,603

			426,592,017

Total Corporate Bonds — 27.6% (Cost: $493,549,300)			469,848,464

Floating Rate Loan Interests

Australia(c) — 0.3%
Oceana Australian Fixed Income Trust, A Note Upsize
8.00%, 01/21/24(a)	AUD	7,570	5,063,840
8.00%, 03/28/26		690	458,042

			5,521,882

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (6 mo. EURIBOR + 4.85%), 7.60%, 10/01/28(a)	EUR	3,116	2,601,706

United States(a) — 2.2%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, 02/01/30(h)	USD	650	550,875
American Auto Auction Group LLC, 2021 Term Loan B, (3 mo. SOFRTE + 5.00%, 0.75% Floor), 9.73%, 12/30/27		2,727	2,097,409
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28(c)		4,075	4,020,196
CML Paradise Plaza, Term Loan, 12/07/26(c)(h)		5,400	5,217,256
EIS Buyer, Inc., Revolver, 09/01/27(c)(h)		341	331,264
EIS Group, Inc., Term Loan, (3 mo. SOFR CME), 4.39%, 05/01/28(c)		3,406	3,312,636
Galaxy Universal LLC(c)
1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 9.07%, 11/12/26		6,225	6,085,088
2022 Delayed Draw Term Loan, (3 mo. SOFR CME + 5.75%, 1.00% Floor), 10.29%, 06/24/23		265	263,557
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%, (4.50)% Floor), 9.89%, 09/27/28(c)		1,122	953,419
MIP V Waste Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/08/28		3,059	3,011,717
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 10.64%, 10/13/28(c)		4,520	4,203,456
Redstone Holdco 2 LP, 2021 Term Loan, 04/27/28(h)		997	686,472
Signal Parent, Inc., Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.89%, 04/03/28		990	589,842

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sonder Secured Notes, (10.00% PIK), 11.10%, 01/19/27(c)(i)	USD	5,398	$4,865,599
Vaca Morada Partners LP, Revolver, (3 mo. LIBOR + 0.50%), 4.74%, 03/25/24(c)		1,412	1,408,277

			37,597,063

Floating Rate Loan Interests — 2.7% (Cost: $49,166,548)			45,720,651

Foreign Agency Obligations

Spain — 0.1%
Spain Government Bond, 2.55%, 10/31/32(b)(g)	EUR	1,993	1,952,591

Total Foreign Agency Obligations — 0.1% (Cost: $1,982,761)			1,952,591

		Shares

Investment Companies

United States — 2.9%
Invesco QQQ Trust, Series 1		13,700	3,648,036
Invesco Senior Loan ETF		985,000	20,222,050
iShares China Large-Cap ETF(j)		20,575	582,272
iShares iBoxx $ Investment Grade Corporate Bond ETF(j)		25,134	2,649,878
iShares iBoxx High Yield Corporate Bond ETF(j)		65,458	4,819,673
iShares JP Morgan USD Emerging Markets Bond ETF(j)		127,514	10,786,409
iShares Russell 2000 ETF(j)		100	17,436
KraneShares CSI China Internet ETF(d)		14,430	435,786
SPDR Bloomberg High Yield Bond ETF		63,634	5,727,060
SPDR S&P 500 ETF Trust		2,800	1,070,804

Total Investment Companies — 2.9% (Cost: $51,529,160)			49,959,404

		Par (000)

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	385	168,517
0.00%, 11/01/51		4,297	1,418,101
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,828	591,168

Total Municipal Bonds — 0.1% (Cost: $2,732,880)			2,177,786

Non-Agency Mortgage-Backed Securities

United States(a)(b) — 2.5%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,450,912
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,568,992
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,111,899

Security		Par (000)	Value

United States (continued)
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(c)	USD	1,470	$1,236,659
FREMF 2018-KW05 Trust, Series 2018-W5FX, Class CFX, 3.66%, 04/25/28		1,923	1,583,048
Grace Trust, Series 2020-GRCE, Class D, 2.68%, 12/10/40		2,000	1,365,770
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1 mo. LIBOR US + 2.94%), 7.25%, 11/15/36		2,150	1,998,204
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 7.75%, 11/15/36		2,150	1,969,550
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41		2,000	1,344,343
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 6.77%, 04/15/38		2,270	2,150,347
Series 2021-NYAH, Class E, (1 mo. LIBOR US + 1.84%), 6.16%, 06/15/38		4,000	3,789,194
Series 2022-NLP, Class F, (1 mo. SOFR CME + 3.54%), 7.88%, 04/15/37		2,000	1,612,119
Series 2022-OPO, Class D, 3.45%, 01/05/39		860	618,187
Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.34%, 09/10/39		2,250	1,787,703
MFRA Trust, Class M1, 4.57%, 09/25/56		4,000	3,200,904
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 6.92%, 04/15/38		2,000	1,874,658
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. SOFR CME + 2.25%), 6.57%, 01/19/37		3,065	2,990,670
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31		3,500	2,283,472
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.89%, 02/12/41		650	447,205
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. SOFR CME + 2.19%), 6.52%, 05/15/37		2,410	2,340,085
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,840	2,165,919

Total Non-Agency Mortgage-Backed Securities — 2.5% (Cost: $49,734,045)			41,889,840

		Shares

Preferred Securities

Preferred Stocks — 0.9%(c)

Sweden — 0.0%
Volta, (Acquired 02/22/22, Cost: $293,944)(e)		2,492	319,361

United States — 0.9%
Deep Instinct Ltd., Series D-4, (Acquired 09/20/22, Cost: $3,691,501)(e)		523,592	3,597,077
Lesson Nine GmbH, Series B		456,729	5,836,997
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,239,070)(e)		53,954	517,958

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $1,437,421)(e)		269,847	$1,276,376
Versa Networks Inc., Series E, (Acquired 10/14/22, Cost: $4,623,422)(e)		1,584,337	4,230,180
Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $249,208)(e)		6,084	223,161

			15,681,749

Total Preferred Securities — 0.9% (Cost: $15,893,344)			16,001,110

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 12.4%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53(k)	USD	117,739	113,295,247
5.00%, 01/12/53		98,969	97,506,536

Total U.S. Government Sponsored Agency Securities — 12.4% (Cost: $212,697,133)			210,801,783

		Shares

Warrants

Israel — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (c)(d)(e)		36,915	214,845

United States — 0.1%
Flyr Warrants, (Issued 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(c)(d)		5,576	82,135
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(c)(d)		354,944	276,856
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(c)(d)		61,805	1,236
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(c)(d)		75,255	753
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (c)(d)(e)		195,273	503,804

			864,784

Total Warrants — 0.1% (Cost: $61,805)			1,079,629

Total Long-Term Investments — 108.9% (Cost: $1,995,682,996)			1,853,551,933

Security		Par (000)	Value

Short-Term Securities

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A., 5.00%, 09/21/23	USD	2,690	$2,680,410

Commercial Paper — 0.9%

United States — 0.9%
Enel Finance America LLC, 0.00%, 09/06/23		720	689,570
General Motors Financial Co., Inc.
0.00%, 02/13/23		4,905	4,874,190
0.00%, 02/14/23		4,905	4,873,475
0.00%, 04/04/23		2,500	2,463,366
0.00%, 04/05/23		2,400	2,364,467
0.00%, 04/13/23		630	619,915

			15,884,983

		Shares

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(j)(l)		5,346,114	5,346,114

Total Short-Term Securities — 1.4% (Cost: $23,952,094)			23,911,507

Options Purchased — 0.1% (Cost: $4,267,408)			2,036,171

Total Investments Before TBA Sale Commitments and Options Written — 110.4% (Cost: $2,023,902,498)			1,879,499,611

		Par (000)

TBA Sale Commitments

United States — (5.7)%
Uniform Mortgage-Backed Securities, 5.00%, 01/12/53(k)	USD	(98,969)	(97,506,535)

Total TBA Sale Commitments — (5.7)% (Proceeds: $(98,027,409))			(97,506,535)

Options Written — (0.2)% (Premiums Received: $(2,715,559))			(2,823,442)

Total Investments, Net of TBA Sale Commitments and Options Written — 104.5% (Cost: $1,923,159,530)			1,779,169,634

Liabilities in Excess of Other Assets — (4.5)%			(77,296,409)

Net Assets — 100.0%			$1,701,873,225

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $11,415,611, representing 0.7% of its net assets as of period end, and an original cost of $12,633,936.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Affiliate of the Trust.
(k)	Represents or includes a TBA transaction.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$800,242,110	$—		$(794,895,996	)(a)	$—	$—	$5,346,114	5,346,114	$1,968,949		$—
iShares China Large-Cap ETF	—	518,618		—		—	63,654	582,272	20,575	12,204		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	22,439,347		(16,612,292)		(1,022,111)	14,729	4,819,673	65,458	295,015		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	33,924,566		(29,479,182)		(1,675,715)	(119,791)	2,649,878	25,134	155,872		—
iShares JP Morgan USD Emerging Markets Bond ETF	—	18,040,182		(6,132,059)		(730,437)	(391,277)	10,786,409	127,514	282,658		—
iShares Russell 2000 ETF	—	5,558,831		(5,869,303)		327,973	(65)	17,436	100	170		—
SL Liquidity Series, LLC, Money Market Series(b)	—	8,995	(a)	—		(8,995)	—	—	—	135,232	(c)	—

						$(3,109,285)	$(432,750)	$24,201,782		$2,850,100		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	69	03/08/23	$ 9,818	$(596,637)
NASDAQ 100 E-Mini Index	219	03/17/23	48,277	(3,553,669)
S&P 500 E-Mini Index	372	03/17/23	71,815	(2,151,032)
U.S. Long Bond	42	03/22/23	5,237	(28,523)
2-Year U.S. Treasury Note	200	03/31/23	41,000	(155,033)
5-Year U.S. Treasury Note	483	03/31/23	52,081	(756,578)

				(7,241,472)

Short Contracts
10-Year Japanese Government Treasury Bonds	58	03/13/23	64,284	1,172,775
Euro Stoxx 50 Index	31	03/17/23	1,255	82,275
Russell 2000 E-Mini Index	51	03/17/23	4,516	161,180
10-Year U.S. Treasury Note	1,722	03/22/23	193,106	1,289,324
10-Year U.S. Ultra Long Treasury Note	536	03/22/23	63,189	1,019,315
Ultra U.S. Treasury Bond	10	03/22/23	1,335	93,589

				3,818,458

				$(3,423,014)

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	17,006,340	USD	3,137,238	Morgan Stanley & Co. International PLC	03/15/23	$41,729
EUR	800,000	USD	851,656	Deutsche Bank AG	03/15/23	8,811
EUR	200,658	USD	215,092	Morgan Stanley & Co. International PLC	03/15/23	732
EUR	127,018	USD	134,622	UBS AG	03/15/23	1,997
USD	5,702,497	AUD	8,260,000	Morgan Stanley & Co. International PLC	03/15/23	62,799
USD	8,238,518	CHF	7,546,303	Morgan Stanley & Co. International PLC	03/15/23	14,910
USD	3,727,197	EUR	3,457,609	Bank of America N.A.	03/15/23	8,249
USD	1,346,515	GBP	1,093,393	Bank of America N.A.	03/15/23	22,358
USD	29,843,928	GBP	24,012,594	Deutsche Bank AG	03/15/23	763,407
USD	1,752,832	HKD	13,660,686	Bank of America N.A.	03/15/23	363
USD	7,952,108	HKD	61,884,895	Societe Generale	03/15/23	13,171
USD	212,740	SEK	2,184,932	Deutsche Bank AG	03/15/23	2,516
USD	3,711,176	SEK	37,643,097	Deutsche Bank AG	03/15/23	89,332

						1,030,374

USD	472,336	CHF	437,561	Deutsche Bank AG	03/15/23	(4,498)
USD	50,895	DKK	353,233	Bank of America N.A.	03/15/23	(227)
USD	2,608,882	EUR	2,430,101	Bank of America N.A.	03/15/23	(4,895)
USD	6,077,584	EUR	5,692,411	BNP Paribas SA	03/15/23	(45,080)
USD	9,993,047	EUR	9,422,558	BNP Paribas SA	03/15/23	(141,703)
USD	1,189,648	EUR	1,123,968	Deutsche Bank AG	03/15/23	(19,274)
USD	1,807,668	EUR	1,702,271	Deutsche Bank AG	03/15/23	(23,268)
USD	170,277,833	EUR	159,010,790	Morgan Stanley & Co. International PLC	03/15/23	(751,582)
USD	430,756	JPY	58,560,256	Deutsche Bank AG	03/15/23	(19,634)
USD	6,582,484	JPY	878,968,656	Morgan Stanley & Co. International PLC	03/15/23	(177,721)

						(1,187,882)

						$(157,508)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Invesco QQQ Trust, Series 1	194	01/06/23	USD	292.00	USD	5,166	$388
Invesco QQQ Trust, Series 1	146	01/06/23	USD	300.00	USD	3,888	219
S&P 500 Index	32	01/06/23	USD	4,090.00	USD	12,286	400
SPDR S&P 500 ETF Trust	88	01/13/23	USD	410.00	USD	3,365	1,672
Abbott Laboratories	161	01/20/23	USD	115.00	USD	1,768	8,694
Abbott Laboratories	92	01/20/23	USD	105.00	USD	1,010	51,750
Adobe, Inc.	17	01/20/23	USD	480.00	USD	572	51
Align Technology, Inc.	24	01/20/23	USD	240.00	USD	506	4,140
Alphabet, Inc., Class C	160	01/20/23	USD	125.00	USD	1,420	240
AstraZeneca PLC	117	01/20/23	USD	62.50	USD	793	66,690
Booking Holdings, Inc.	5	01/20/23	USD	2,000.00	USD	1,008	39,050
CVS Health Corp.	106	01/20/23	USD	97.50	USD	988	5,247
CVS Health Corp.	76	01/20/23	USD	105.00	USD	708	494
Dexcom, Inc.	118	01/20/23	USD	100.00	USD	1,336	172,280
Dynatrace, Inc.	103	01/20/23	USD	45.00	USD	394	1,545
Eli Lilly & Co.	32	01/20/23	USD	340.00	USD	1,171	89,680
Eli Lilly & Co.	32	01/20/23	USD	320.00	USD	1,171	152,320
Energy Select Sector SPDR Fund	95	01/20/23	USD	95.00	USD	831	3,230
Humana, Inc.	15	01/20/23	USD	500.00	USD	768	31,425
Humana, Inc.	53	01/20/23	USD	550.00	USD	2,715	8,083
Intuit, Inc.	17	01/20/23	USD	450.00	USD	662	1,445
iShares iBoxx $ High Yield Corporate Bond ETF	1,047	01/20/23	USD	75.00	USD	7,709	36,121
KLA Corp.	32	01/20/23	USD	400.00	USD	1,206	19,840
Lululemon Athletica, Inc.	19	01/20/23	USD	360.00	USD	609	3,116
Lululemon Athletica, Inc.	23	01/20/23	USD	390.00	USD	737	587
McKesson Corp.	16	01/20/23	USD	400.00	USD	600	2,560
Merck & Co., Inc.	95	01/20/23	USD	95.00	USD	1,054	154,612

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Otis Worldwide Corp.	108	01/20/23	USD	85.00	USD	846	$1,890
Rockwell Automation, Inc.	25	01/20/23	USD	280.00	USD	644	4,063
Salesforce, Inc.	56	01/20/23	USD	200.00	USD	743	112
Salesforce, Inc.	56	01/20/23	USD	210.00	USD	743	84
ServiceNow, Inc.	19	01/20/23	USD	550.00	USD	738	380
SPDR S&P 500 ETF Trust	238	01/20/23	USD	430.00	USD	9,102	1,071
SPDR S&P 500 ETF Trust	252	01/20/23	USD	415.00	USD	9,637	5,418
TE Connectivity Ltd.	75	01/20/23	USD	135.00	USD	861	5,813
Visa, Inc., Class A	75	01/20/23	USD	210.00	USD	1,558	30,562
XPO Logistics, Inc.	72	01/20/23	USD	57.50	USD	240	3,420
Amazon.com, Inc.	91	02/17/23	USD	100.00	USD	764	12,558
Amazon.com, Inc.	155	02/17/23	USD	90.00	USD	1,302	58,900
Eli Lilly & Co.	24	02/17/23	USD	380.00	USD	878	23,880
iShares China Large-Cap ETF	720	02/17/23	USD	30.00	USD	2,038	70,200
iShares China Large-Cap ETF	715	02/17/23	USD	31.00	USD	2,023	47,547
Visa, Inc., Class A	79	02/17/23	USD	225.00	USD	1,641	21,923
iShares China Large-Cap ETF	1,370	03/17/23	USD	32.00	USD	3,877	100,010
Tesla, Inc.	305	03/17/23	USD	130.00	USD	3,757	446,825
Visa, Inc., Class A	194	03/17/23	USD	220.00	USD	4,031	115,430
Rockwell Automation, Inc.	16	04/21/23	USD	290.00	USD	412	11,280
Tesla, Inc.	157	04/21/23	USD	175.00	USD	1,934	89,882

							1,907,127

Put
SPDR S&P Regional Banking ETF	681	01/20/23	USD	56.00	USD	4,000	38,817

							$1,945,944

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Financial Select Sector SPDR Fund	Goldman Sachs International	84,300	01/20/23	USD	35.00	USD	2,883	$90,227

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Invesco QQQ Trust, Series 1	194	01/06/23	USD	312.00	USD	5,166	$(194)
Invesco QQQ Trust, Series 1	146	01/06/23	USD	320.00	USD	3,888	(146)
Air Products & Chemicals, Inc.	108	01/20/23	USD	310.00	USD	3,329	(67,500)
Amazon.com, Inc.	54	01/20/23	USD	110.00	USD	454	(297)
Archer-Daniels-Midland Co.	326	01/20/23	USD	110.00	USD	3,027	(1,630)
CF Industries Holdings, Inc.	36	01/20/23	USD	125.00	USD	307	(360)
Eli Lilly & Co.	32	01/20/23	USD	430.00	USD	1,171	(2,400)
Humana, Inc.	15	01/20/23	USD	640.00	USD	768	(150)
Intuitive Surgical, Inc.	72	01/20/23	USD	290.00	USD	1,911	(9,900)
iShares iBoxx $ High Yield Corporate Bond ETF	2,095	01/20/23	USD	78.00	USD	15,425	(6,285)
Lululemon Athletica, Inc.	23	01/20/23	USD	420.00	USD	737	(104)
Merck & Co., Inc.	151	01/20/23	USD	100.00	USD	1,675	(171,762)
Microsoft Corp.	112	01/20/23	USD	265.00	USD	2,686	(5,936)
Schlumberger Ltd.	50	01/20/23	USD	60.00	USD	267	(1,850)
SPDR S&P 500 ETF Trust	126	01/20/23	USD	435.00	USD	4,819	(441)
United Parcel Service, Inc., Class B	79	01/20/23	USD	195.00	USD	1,373	(1,027)
Walt Disney Co.	59	01/20/23	USD	105.00	USD	513	(443)
Humana, Inc.	41	02/17/23	USD	580.00	USD	2,100	(11,070)
iShares China Large-Cap ETF	720	02/17/23	USD	34.00	USD	2,038	(15,120)
iShares China Large-Cap ETF	715	02/17/23	USD	35.00	USD	2,023	(10,010)
S&P 500 Index	32	02/17/23	USD	4,350.00	USD	12,286	(11,200)

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Visa, Inc., Class A	79	02/17/23	USD	240.00	USD	1,641	$(5,451)
iShares China Large-Cap ETF	1,370	03/17/23	USD	37.00	USD	3,877	(20,550)
Tesla, Inc.	305	03/17/23	USD	170.00	USD	3,757	(128,100)
Visa, Inc., Class A	194	03/17/23	USD	245.00	USD	4,031	(19,109)
Tesla, Inc.	157	04/21/23	USD	208.33	USD	1,934	(41,055)
SPDR S&P 500 ETF Trust	28	12/15/23	USD	420.00	USD	1,071	(61,222)

							(593,312)

Put
Invesco QQQ Trust, Series 1	73	01/06/23	USD	270.00	USD	1,944	(39,018)
Abbott Laboratories	161	01/20/23	USD	95.00	USD	1,768	(2,496)
Abbott Laboratories	92	01/20/23	USD	90.00	USD	1,010	(736)
Align Technology, Inc.	24	01/20/23	USD	180.00	USD	506	(3,960)
Alphabet, Inc., Class C	220	01/20/23	USD	80.00	USD	1,952	(11,880)
Alphabet, Inc., Class C	160	01/20/23	USD	100.00	USD	1,420	(180,800)
Booking Holdings, Inc.	5	01/20/23	USD	1,700.00	USD	1,008	(2,825)
CVS Health Corp.	76	01/20/23	USD	95.00	USD	708	(24,890)
Dynatrace, Inc.	103	01/20/23	USD	35.00	USD	394	(5,150)
Eli Lilly & Co.	32	01/20/23	USD	260.00	USD	1,171	(112)
Energy Select Sector SPDR Fund	95	01/20/23	USD	80.00	USD	831	(4,750)
Intuit, Inc.	17	01/20/23	USD	370.00	USD	662	(13,090)
Invesco QQQ Trust, Series 1	202	01/20/23	USD	265.00	USD	5,379	(117,463)
KLA Corp.	32	01/20/23	USD	330.00	USD	1,206	(6,880)
Lululemon Athletica, Inc.	23	01/20/23	USD	310.00	USD	737	(18,285)
McKesson Corp.	15	01/20/23	USD	360.00	USD	563	(5,288)
Micron Technology, Inc.	149	01/20/23	USD	47.50	USD	745	(15,570)
Otis Worldwide Corp.	108	01/20/23	USD	65.00	USD	846	(1,080)
Rockwell Automation, Inc.	25	01/20/23	USD	240.00	USD	644	(4,188)
ServiceNow, Inc.	19	01/20/23	USD	450.00	USD	738	(117,895)
SPDR S&P Regional Banking ETF	681	01/20/23	USD	52.00	USD	4,000	(7,151)
TE Connectivity Ltd.	75	01/20/23	USD	110.00	USD	861	(10,875)
Visa, Inc., Class A	75	01/20/23	USD	180.00	USD	1,558	(2,025)
Walt Disney Co.	81	01/20/23	USD	80.00	USD	704	(6,764)
Walt Disney Co.	59	01/20/23	USD	85.00	USD	513	(12,567)
XPO Logistics, Inc.	72	01/20/23	USD	45.00	USD	240	(33,840)
Amazon.com, Inc.	91	02/17/23	USD	75.00	USD	764	(23,887)
Amazon.com, Inc.	155	02/17/23	USD	70.00	USD	1,302	(24,257)
Eli Lilly & Co.	24	02/17/23	USD	310.00	USD	878	(5,148)
Visa, Inc., Class A	45	02/17/23	USD	185.00	USD	935	(10,507)
Walt Disney Co.	81	02/17/23	USD	80.00	USD	704	(20,938)
Tesla, Inc.	305	03/17/23	USD	80.00	USD	3,757	(97,600)
Visa, Inc., Class A	194	03/17/23	USD	185.00	USD	4,031	(67,415)
Rockwell Automation, Inc.	16	04/21/23	USD	220.00	USD	412	(9,440)
Tesla, Inc.	157	04/21/23	USD	108.33	USD	1,934	(199,390)

							(1,108,160)

							$(1,701,472)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Financial Select Sector SPDR Fund	Goldman Sachs International	84,300	01/20/23	USD	31.00	USD	2,883	$(5,881)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Put
1-Year Interest Rate Swap, 03/09/24	1-Day SOFR, 4.32%	Quarterly	4.50%	Semi-Annual	Morgan Stanley & Co. International PLC	03/07/23	4.50%	USD	85,272	$(397,292)
2-Year Interest Rate Swap, 03/10/25	1-Day SOFR, 4.32%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	03/08/23	4.03	USD	86,623	(718,797)

										$(1,116,089)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

iTraxx.XO.38.V1	5.00%	Quarterly	12/20/27	EUR	842	$(10,486)	$(13,996)	$3,510

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation	)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	B+		USD 13,856		$57,131	$(312,186)	$369,317
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	BBB+		USD 4,406		36,582	6,848	29,734

								$93,713	$(305,338)	$399,051

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

2.60%	Annual	1-Day SOFR, 4.32%	Annual	N/A	05/26/32	USD	2,250	$171,677	$34	$171,643
1-Day SOFR, 4.32%	Annual	3.20%	Annual	N/A	11/28/32	USD	10,016	(307,152)	160	(307,312)

								$(135,475)	$194	$(135,669)

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust								Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value

1-Day SOFR minus 1.65%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	01/17/23	USD	6,684	$(59,061)	$—	$(59,061)
1-Day SOFR minus 0.30%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	01/17/23	USD	3,632	(106,061)	—	(106,061)
1-Day SOFR minus 0.45%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Barclays Bank PLC	N/A	01/27/23	USD	897	(10,293)	—	(10,293)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	02/07/23	USD	49,057	(1,017,112)	—	(1,017,112)
1-Day SOFR minus 0.40%, 4.32%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	109	(2,186)	—	(2,186)
1-Day SOFR minus 0.20%, 4.32%	Quarterly	SPDR Bloomberg High Yield Bond ETF	Monthly	Barclays Bank PLC	N/A	03/17/23	USD	836	(22,395)	371	(22,766)
1-Day SOFR minus 0.20%, 4.32%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	314	(8,555)	—	(8,555)
1-Day SOFR plus 0.15%, 4.32%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Goldman Sachs International	N/A	03/17/23	USD	1,381	(30,077)	—	(30,077)

									$(1,255,740)	$371	$(1,256,111)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$7,042	$(326,182)	$574,204	$(307,312)	$—
OTC Swaps	371	—	—	(1,256,111)	—
Options Written	N/A	N/A	1,200,903	(1,308,786)	(2,823,442)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$243,455	$—	$3,575,003	$—	$3,818,458
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,030,374	—	—	1,030,374
Options purchased
Investments at value — unaffiliated(b)	—	—	2,036,171	—	—	—	2,036,171
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	402,561	—	—	171,643	—	574,204
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	371	—	—	—	371

	$—	$402,561	$2,279,997	$1,030,374	$3,746,646	$—	$7,459,578

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,704,701	$—	$1,536,771	$—	$7,241,472
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,187,882	—	—	1,187,882
Options written
Options written at value	—	—	1,707,353	—	1,116,089	—	2,823,442
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	307,312	—	307,312
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	1,256,111	—	—	—	1,256,111

	$—	$—	$8,668,165	$1,187,882	$2,960,172	$—	$12,816,219

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(14,520,125)	$—	$13,518,286	$—	$(1,001,839)
Forward foreign currency exchange contracts	—	—	—	13,602,138	—	—	13,602,138
Options purchased(a)	—	—	(3,445,123)	—	(323,472)	—	(3,768,595)
Options written	—	19,032	7,899,140	—	187,725	—	8,105,897
Swaps	—	2,400,655	353,865	—	(3)	—	2,754,517

	$—	$2,419,687	$(9,712,243)	$13,602,138	$13,382,536	$—	$19,692,118

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(6,189,912)	$—	$1,944,516	$—	$(4,245,396)
Forward foreign currency exchange contracts	—	—	—	1,945,883	—	—	1,945,883
Options purchased(b)	—	—	(2,915,325)	—	—	—	(2,915,325)
Options written	—	—	218,086	—	(756,774)	—	(538,688)
Swaps	—	402,561	(1,256,111)	—	(135,669)	—	(989,219)

	$—	$402,561	$(10,143,262)	$1,945,883	$1,052,073	$—	$(6,742,745)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$89,014,942
Average notional value of contracts — short	$186,607,957
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$222,914,932
Average amounts sold — in USD	$6,726,760
Options:
Average value of option contracts purchased	$2,615,494
Average value of option contracts written	$3,827,463
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$125,997,020
Credit default swaps:
Average notional value — buy protection	$225,264
Average notional value — sell protection	$40,079,462

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Interest rate swaps:
Average notional value — pays fixed rate	$1,687,191
Average notional value — receives fixed rate	$2,504,007
Total return swaps:
Average notional value	$56,455,987

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$836,752		$311,952
Forward foreign currency exchange contracts	1,030,374		1,187,882
Options	2,036,171	(a)	2,823,442
Swaps — centrally cleared	—		88,382
Swaps — OTC(b)	371		1,256,111

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,903,668		5,667,769

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,782,696)		(2,101,806)

Total derivative assets and liabilities subject to an MNA	$1,120,972		$3,565,963

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$30,970	$(5,122)		$—	$—	$25,848
Barclays Bank PLC	371	(371)		—	—	—
Deutsche Bank AG	864,066	(66,674)		—	—	797,392
Goldman Sachs International	90,227	(90,227)		—	—	—
Morgan Stanley & Co. International PLC	120,170	(120,170)		—	—	—
Societe Generale	13,171	—		—	—	13,171
UBS AG	1,997	—		—	—	1,997

	$1,120,972	$(282,564)		$—	$—	$838,408

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A	$5,122	$(5,122)		$—	$—	$—
Barclays Bank PLC	33,059	(371)		—	—	32,688
BNP Paribas SA	245,844	—		—	—	245,844
Deutsche Bank AG	66,674	(66,674)		—	—	—
Goldman Sachs International	765,496	(90,227)		—	(533,000)	142,269
JPMorgan Chase Bank N.A	1,123,173	—		—	(880,000)	243,173
Morgan Stanley & Co. International PLC	1,326,595	(120,170)		—	(505,000)	701,425

	$3,565,963	$(282,564)		$—	$(1,918,000)	$1,365,399

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$61,134,714	$343,613	$61,478,327
Common Stocks
Canada	3,428,046	—	—	3,428,046
Cayman Islands	—	—	532,849	532,849
China	—	5,949,489	—	5,949,489
Finland	—	18,018,310	3,559,983	21,578,293
France	2,731,520	88,977,003	—	91,708,523
Germany	670,735	53,158,329	—	53,829,064
Hong Kong	—	1,760,315	—	1,760,315
Ireland	8,741	—	—	8,741
Italy	4,586,308	—	—	4,586,308
Japan	—	6,255,223	—	6,255,223
Netherlands	—	33,182,196	—	33,182,196
Norway	859,440	—	—	859,440
South Korea	—	21,266,311	—	21,266,311
Spain	—	1,735,253	—	1,735,253
Sweden	—	3,829,067	—	3,829,067
Switzerland	5,634,040	8,614,341	—	14,248,381
Taiwan	8,731,047	—	—	8,731,047
United Kingdom	16,542,036	26,358,335	—	42,900,371
United States	631,762,129	256,280	4,235,022	636,253,431
Corporate Bonds	—	460,761,404	9,087,060	469,848,464
Floating Rate Loan Interests	—	9,538,021	36,182,630	45,720,651
Foreign Agency Obligations	—	1,952,591	—	1,952,591
Investment Companies	49,959,404	—	—	49,959,404
Municipal Bonds	—	2,177,786	—	2,177,786
Non-Agency Mortgage-Backed Securities	—	40,653,181	1,236,659	41,889,840
Preferred Securities
Preferred Stocks	—	—	16,001,110	16,001,110
U.S. Government Sponsored Agency Securities	—	210,801,783	—	210,801,783
Warrants	—	—	1,079,629	1,079,629

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Certificates of Deposit	$—	$2,680,410	$—	$2,680,410
Commercial Paper	—	15,884,983	—	15,884,983
Money Market Funds	5,346,114	—	—	5,346,114
Options Purchased
Equity Contracts	1,945,944	90,227	—	2,036,171
Liabilities
Investments
TBA Sale Commitments	—	(97,506,535)	—	(97,506,535)
Unfunded Floating Rate Loan Interests(a)	—	—	(2,950)	(2,950)

	$732,205,504	$977,529,017	$7 2,255,605	$1,781,990,126

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$402,561	$—	$402,561
Equity Contracts	161,180	82,275	—	243,455
Foreign Currency Exchange Contracts	—	1,030,374	—	1,030,374
Interest Rate Contracts	3,575,003	171,643	—	3,746,646
Liabilities
Equity Contracts	(7,406,173)	(1,261,992)	—	(8,668,165)
Foreign Currency Exchange Contracts	—	(1,187,882)	—	(1,187,882)
Interest Rate Contracts	(1,536,771)	(1,423,401)	—	(2,960,172)

	$(5,206,761)	$(2,186,422)	$—	$(7,393,183)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments

Assets
Opening balance, as of December 31, 2021	$550,000	$1,099,494	$3,056,625	$16,214,511	$—	$2,674,909	$—	$—	(a)
Transfers into Level 3	534,103	—	—	4,013,875	1,995,688	—	—	—
Transfers out of Level 3	(550,000)	—	—	—	—	—	—	—
Accrued discounts/premiums	(725)	—	43,645	67,348	—	—	—	—
Net realized gain (loss)	(6,492)	—	1,066	1,732	(79,778)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(85,600)	(1,666,624)	(217,486)	(1,457,000)	(187,270)	109,347	(2,950)	—
Purchases	—	8,894,984	6,285,711	17,458,591	—	13,216,854	—	—
Sales	(97,673)	—	(82,501)	(116,427)	(491,981)	—	—	—

Closing balance, as of December 31, 2022	$343,613	$8,327,854	$9,087,060	$36,182,630	$1,236,659	$16,001,110	$(2,950)	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(c)	$(85,600)	$(1,666,624)	$(217,486)	$(1,457,000)	$(187,270)	$109,347	$(2,950)	$—

	Warrants	Total

Assets
Opening balance, as of December 31, 2021	$61,805	$23,657,344
Transfers into Level 3	—	6,543,666
Transfers out of Level 3	—	(550,000)
Accrued discounts/premiums	—	110,268
Net realized gain (loss)	—	(83,472)
Net change in unrealized appreciation (depreciation)(b)(c)	1,017,824	(2,489,759)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

	Warrants	Total

Purchases	$—	$45,856,140
Sales	—	(788,582)

Closing balance, as of December 31, 2022	$1,079,629	$72,255,605

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(c)	$1,017,823	$(2,489,760)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $8,142,473. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$8,327,854	Market	Revenue Multiple Volatility Time to Exit EBITDA Multiple	10.75x - 13.50x 51% 1.4 years 24.00x		12.47x — — —

Corporate Bonds	9,087,060	Income Market	Discount Rate Revenue Multiple Volatility	15%- 35% 12.25x 60%- 60%		24% — 60%

Floating Rate Loan Interests	29,617,479	Income	Discount Rate Credit Spread	9%- 16% 453-819		12% 612

Preferred Stocks	16,001,110	Market	Revenue Multiple Time to Exit Volatility	0.21x - 18.50x 2.0 - 2.5 years 58% - 75%		9.43x 2.4 years 72%

Warrants	1,079,629	Market	Revenue Multiple Volatility Time to Exit	6.75x -18.00x 40% - 65% 0.5 - 4.7 years		10.71x 62% 4.7 years

	$64,113,132

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2022

	BCAT(a)	ECAT

ASSETS
Investments, at value — unaffiliated(b)	$2,000,414,664	$1,855,297,829
Investments, at value — affiliated(c)	65,027,268	24,201,782
Cash	—	115,873
Cash pledged:
Collateral — OTC derivatives	416,000	1,918,000
Futures contracts	11,143,000	13,510,000
Centrally cleared swaps	14,545,000	1,210,000
Foreign currency, at value(d)	4,104,465	2,654,006
Receivables:
Investments sold	9,630,790	19,825,981
Options written	—	1,622
Swaps	590,697	554,844
TBA sale commitments	131,214,138	98,027,409
Dividends — unaffiliated	1,061,063	993,137
Dividends — affiliated	320,552	66,002
Interest — unaffiliated	9,162,460	5,836,415
Due from broker	310,000	—
Principal paydowns	3,186	—
Variation margin on futures contracts	2,162,815	836,752
Swap premiums paid	394	371
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,998,199	1,030,374
OTC swaps	198,493	—
Deferred offering costs	14,957	—
Prepaid expenses	15,039	14,326

Total assets	2,253,333,180	2,026,094,723

LIABILITIES
Bank overdraft	1,804,769	—
Due to broker	283,001	—
Cash received:
Collateral — OTC derivatives	1,210,000	—
Collateral — TBA commitments	11,000	—
Options written, at value(e)	13,714,621	2,823,442
TBA sale commitments, at value(f)	130,311,513	97,506,535
Payables:
Investments purchased	265,482,439	215,965,752
Swaps	123,970	187,482
Accounting services fees	79,817	66,281
Capital shares redeemed	1,780,050	1,698,644
Custodian fees	85,553	38,744
Deferred foreign capital gain tax	114,006	—
Income dividend distributions	1,630,475	981,739
Interest expense and fees	118,403	—
Investment advisory fees	1,948,217	1,853,153
Trustees’ and Officer’s fees	14,293	12,629
Other accrued expenses	74,969	31,547
Professional fees	390,481	176,239
Transfer agent fees	36,657	32,034
Variation margin on futures contracts	1,478,819	311,952
Variation margin on centrally cleared swaps	314,903	88,382
Swap premiums received	540,835	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,481,295	1,187,882
OTC swaps	949,651	1,256,111
Unfunded floating rate loan interests	5,042	2,950

Total liabilities	431,984,779	324,221,498

NET ASSETS	$1,821,348,401	$1,701,873,225

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BCAT(a)	ECAT

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$2,102,239,188	$2,002,070,089
Accumulated loss	(280,890,787)	(300,196,864)

NET ASSETS	$1,821,348,401	$1,701,873,225

Net asset value	$16.84	$16.62

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$2,121,237,688	$1,999,267,966
(c) Investments, at cost — affiliated	$65,644,798	$24,634,532
(d) Foreign currency, at cost	$4,231,573	$2,650,930
(e) Premiums received	$8,572,509	$2,715,559
(f) Proceeds from TBA sale commitments	$131,214,138	$98,027,409
(g) Shares outstanding	108,135,000	102,382,241
(h) Shares authorized	Unlimited	Unlimited
(i) Par value	$0.001	$0.001

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2022

	BCAT(a)	ECAT

INVESTMENT INCOME
Dividends — unaffiliated	$18,827,187	$17,231,735
Dividends — affiliated	1,805,470	2,714,868
Interest — unaffiliated	66,928,415	23,598,814
Securities lending income — affiliated — net	—	135,232
Other income — unaffiliated	447,327	214,946
Foreign taxes withheld	(896,763)	(1,179,716)

Total investment income	87,111,636	42,715,879

EXPENSES
Investment advisory	27,314,665	23,213,443
Professional	602,403	193,030
Accounting services	263,149	215,294
Custodian	248,080	84,591
Transfer agent	109,812	89,225
Trustees and Officer	76,942	81,955
Registration	75,763	35,811
Printing and postage	30,330	30,239
Miscellaneous	158,482	48,823

Total expenses excluding interest expense	28,879,626	23,992,411
Interest expense and fees	2,900,624	—

Total expenses	31,780,250	23,992,411
Less:
Fees waived and/or reimbursed by the Manager	(300,262)	(231,445)

Total expenses after fees waived and/or reimbursed	31,479,988	23,760,966

Net investment income	55,631,648	18,954,913

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(183,651,300)	(133,410,581)
Investments — affiliated	(3,393,803)	(3,109,285)
Forward foreign currency exchange contracts	36,933,815	13,602,138
Foreign currency transactions	2,389,216	(37,888)
Futures contracts	21,266,762	(1,001,839)
Options written	10,567,894	8,105,897
Swaps	36,266,630	2,754,517

	(79,620,786)	(113,097,041)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(273,773,279)	(214,501,229)
Investments — affiliated	(494,559)	(432,750)
Forward foreign currency exchange contracts	(4,498,780)	1,945,883
Foreign currency translations	(193,620)	9,925
Futures contracts	11,187,183	(4,245,396)
Options written	(7,515,629)	(538,688)
Swaps	(23,013,642)	(989,219)
Unfunded floating rate loan interests	(4,524)	(2,950)
Unfunded SPAC PIPE commitments	(227,689)	—

	(298,534,539)	(218,754,424)

Net realized and unrealized loss	(378,155,325)	(331,851,465)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(322,523,677)	$(312,896,552)

(a) Consolidated Statement of Operations.
(b) Net of increase in deferred foreign capital gain tax of	$(114,006)	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets

	BCAT		ECAT

	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21 (b)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$55,631,648	$59,797,037	$18,954,913	$(4,236,917)
Net realized gain (loss)	(79,620,786)	25,010,819	(113,097,041)	18,030,217
Net change in unrealized appreciation (depreciation)	(298,534,539)	36,481,238	(218,754,424)	70,201,810

Net increase (decrease) in net assets resulting from operations	(322,523,677)	121,289,094	(312,896,552)	83,995,110

DISTRIBUTIONS TO SHAREHOLDERS(c)
From net investment income and net realized gain	(109,547,627)	(86,919,506)	(60,724,637)	(10,570,785)
Return of capital	(28,661,646)	(53,256,836)	(64,828,979)	—

Decrease in net assets resulting from distributions to shareholders	(138,209,273)	(140,176,342)	(125,553,616)	(10,570,785)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	2,114,057,040
Reinvestment of distributions	—	16,909,374	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(50,901,644)	(16,734,011)	(47,257,972)	—

Net increase (decrease) in net assets derived from capital share transactions	(50,901,644)	175,363	(47,257,972)	2,114,057,040

NET ASSETS
Total increase (decrease) in net assets	(511,634,594)	(18,711,885)	(485,708,140)	2,187,481,365
Beginning of year	2,332,982,995	2,351,694,880	2,187,581,365	100,000

End of year	$1,821,348,401	$2,332,982,995	$1,701,873,225	$2,187,581,365

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Commencement of operations.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2022

	BCAT(a)	ECAT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(322,523,677)	$(312,896,552)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	2,670,461,908	1,531,852,765
Purchases of long-term investments	(1,949,402,331)	(2,144,522,737)
Net proceeds from sales (purchases) of short-term securities	(15,149,857)	763,235,761
Amortization of premium and accretion of discount on investments and other fees	(2,299,911)	(903,967)
Premiums paid on closing options written	(27,334,845)	(8,339,101)
Premiums received from options written	46,343,373	20,910,942
Net realized loss on investments and options written	177,122,863	128,413,969
Net unrealized depreciation on investments, options written, swaps, foreign currency translations, unfunded floating rate loan interests and unfunded SPAC PIPE commitments	288,291,337	214,785,845

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(320,410)	(62,249)
Dividends — unaffiliated	(93,609)	(383,448)
Interest — unaffiliated	5,064,940	(4,735,551)
Swaps	(509,102)	(554,844)
Variation margin on futures contracts	(1,212,862)	(807,728)
Swap premiums paid	(394)	(371)
Prepaid expenses	41,745	2,113
Deferred offering costs	(14,957)	—
Increase (Decrease) in Liabilities
Due to broker	283,001	—
Cash received
Collateral — reverse repurchase agreements	(654,973)	—
Collateral — OTC derivatives	370,000	—
Collateral — TBA commitments	11,000	—
Payables
Swaps	85,475	187,482
Accounting services fees	(7,250)	22,292
Custodian fees	(25,615)	(287)
Deferred foreign capital gain tax	114,006	—
Interest expense and fees	(457,793)	—
Investment advisory fees	(1,236,291)	(450,698)
Trustees’ and Officer’s fees	3,282	12,629
Other accrued expenses	10,475	20,187
Professional fees	355,832	57,203
Transfer agent fees	22,175	15,792
Variation margin on futures contracts	1,310,042	(80,238)
Variation margin on centrally cleared swaps	139,677	88,382
Swap premiums received	(926,790)	—

Net cash provided by operating activities	867,860,464	185,867,591

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(138,909,597)	(125,797,775)
Payments for bank borrowings	(441,000,000)	—
Net payments on redemption of capital shares including change in redemptions payable	(52,768,302)	(45,559,328)
Increase (decrease) in bank overdraft	288,724	(5,975)
Net borrowing of reverse repurchase agreements	(247,518,581)	—

Net cash used for financing activities	(879,907,756)	(171,363,078)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(208,278)	3,076

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows  (continued)

Year Ended December 31, 2022

	BCAT(a)	ECAT

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$(12,255,570)	$14,507,589
Restricted and unrestricted cash and foreign currency at beginning of year	42,774,035	4,900,290

Restricted and unrestricted cash and foreign currency at end of year	$30,518,465	$19,407,879

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,358,417	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$115,873
Cash pledged
Collateral — OTC derivatives	416,000	1,918,000
Futures contracts	11,143,000	13,510,000
Centrally cleared swaps	14,545,000	1,210,000
Foreign currency at value	4,104,465	2,654,006
Due from broker	310,000	—

	$30,518,465	$19,407,879

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BCAT

	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20	(b)

Net asset value, beginning of period	$20.90	$21.05	$20.00

Net investment income(c)	0.50	0.53	0.04
Net realized and unrealized gain (loss)	(3.31)	0.57	1.11

Net increase (decrease) from investment operations	(2.81)	1.10	1.15

Distributions(d)
From net investment income	(0.99)	(0.75)	(0.03)
From net realized gain	—	(0.03)	(0.07)
Return of capital	(0.26)	(0.47)	—

Total distributions	(1.25)	(1.25)	(0.10)

Net asset value, end of period	$16.84	$20.90	$21.05

Market price, end of period	$13.87	$19.45	$21.77

Total Return(e)
Based on net asset value	(12.61)%	5.44%	5.77	%(f)

Based on market price	(22.66)%	(5.12)%	9.39	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.58%	1.61%	1.30	%(h)

Total expenses after fees waived and/or reimbursed	1.57%	1.60%	1.26	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.42%	1.51%	1.26	%(h)

Net investment income	2.77%	2.49%	0.84	%(h)

Supplemental Data
Net assets, end of period (000)	$1,821,348	$2,332,983	$2,351,695

Borrowings outstanding, end of period (000)	$—	$687,791	$—

Asset coverage, end of year per $1,000 of bank borrowings	$—	$6,290	$—

Portfolio turnover rate(i)	98%	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	(a)	Year Ended 12/31/21	(a)	Period from 09/28/20 to 12/31/20	(b)

Portfolio turnover rate (excluding MDRs)	88%		86%		13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	ECAT

	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21	(a)

Net asset value, beginning of period	$20.69	$20.00

Net investment income (loss)(b)	0.18	(0.04)
Net realized and unrealized gain (loss)	(3.05)	0.83

Net increase (decrease) from investment operations	(2.87)	0.79

Distributions(c)
From net investment income	(0.50)	(0.05)
From net realized gain	(0.08)	(0.05)
Return of capital	(0.62)	—

Total distributions	(1.20)	(0.10)

Net asset value, end of period	$16.62	$20.69

Market price, end of period	$13.43	$18.65

Total Return(d)
Based on net asset value	(12.89)%	4.00	%(e)

Based on market price	(21.91)%	(6.25	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.29%	1.30	%(g)

Total expenses after fees waived and/or reimbursed	1.28%	1.30	%(g)

Net investment income (loss)	1.02%	(0.77	)%(g)

Supplemental Data
Net assets, end of period (000)	$1,701,873	$2,187,581

Portfolio turnover rate(h)	106%	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21

Portfolio turnover rate (excluding MDRs)	95%	15%

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Capital Allocation Trust	BCAT	Maryland	Non-diversified
BlackRock ESG Capital Allocation Trust	ECAT	Maryland	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $3,685,172, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset BCAT’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

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Notes to Financial Statements  (continued)

inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2022, certain investments of BCAT were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

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Notes to Financial Statements  (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BCAT	IPS Corp.	$45,320	$45,320	$40,278	$(5,042)
ECAT	Vaca Morada Partners LP	1,180,193	1,180,193	1,177,243	(2,950)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2022, BCAT and ECAT had outstanding commitments of $11,677,048 and $3,882,674, respectively. These commitments are not included in the net assets of a Trust as of December 31, 2022.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon

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Notes to Financial Statements  (continued)

competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for BCAT were $22,464,096 and 0.41%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated, and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

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Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. BCAT may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

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Notes to Financial Statements  (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

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Notes to Financial Statements  (continued)

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of each Trust for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to the Cayman Subsidiary and Cayman ESG Capital Allocation Fund, Ltd., a wholly owned subsidiary of ECAT (collectively, the “Subsidiaries”). The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the respective Subsidiary.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$39,720
ECAT	231,445

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or

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Notes to Financial Statements  (continued)

reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$260,542
ECAT	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2022, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts

ECAT	$24,468

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BCAT	$564,058	$3,628,124	$(1,053,033)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Trust Name	Purchases	Sales	Purchases	Sales

BCAT	$138,296,303	$140,850,476	$1,952,936,804	$2,612,686,406
ECAT	203,800,894	200,677,893	2,127,107,441	1,431,534,617

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BCAT	$207,553,568	$207,651,293
ECAT	170,829,965	170,911,184

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Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/22	Year Ended 12/31/21

BCAT
Ordinary income	$109,547,627	$86,919,506
Return of capital	28,661,646	53,256,836

	$138,209,273	$140,176,342
ECAT
Ordinary income	$56,829,735	$8,250,213
Long-term capital gains	3,894,902	2,320,572
Return of capital	64,828,979	—

	$125,553,616	$10,570,785

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

BCAT	$(115,518,910)	$(148,753,605)	$(16,618,272)	$(280,890,787)
ECAT	(108,169,492)	(160,987,254)	(31,040,118)	(300,196,864)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accrual of income on securities in default, characterization of corporate actions and the classification of investments.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BCAT	$2,195,982,182	$137,772,700	$(283,447,132)	$(145,674,432)
ECAT	2,042,142,378	43,196,356	(204,089,180)	(160,892,824)

9.	BANK BORROWINGS

BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount. For the year ended December 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

BCAT	$441,000,000	$154,164,384	1.20%

As of December 31, 2022, the Fund did not have any borrowings outstanding under the credit agreement.

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

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Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the year shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	12/31/22	12/31/21

BCAT	—	788,514

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BCAT		ECAT

	Shares	Amounts	Shares	Amounts

Year Ended December 31, 2022	3,502,458	$50,901,644	3,325,611	$47,257,972
Year Ended December 31, 2021	887,894	16,734,011	—	—

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BCAT	01/03/23	01/13/23	01/31/23	$0.104100
	02/01/23	02/15/23	02/28/23	0.127500
ECAT	01/03/23	01/13/23	01/31/23	0.100000
	02/01/23	02/15/23	02/28/23	0.125000

With respect to ECAT, effective January 1, 2023, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of managed assets through December 31, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights are consolidated for BlackRock Capital Allocation Trust as of and for the two years in the period ended December 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Capital Allocation Trust	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022 and for the period from September 28, 2020 (commencement of operations) through December 31, 2020

BlackRock ESG Capital Allocation Trust	For the year ended December 31, 2022 and for the period from September 27, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Trust Name	Qualified Dividend Income

BCAT	$17,847,041
ECAT	14,570,730

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Trust Name	20% Rate Long-Term Capital Gain Dividends

BCAT	$—
ECAT	3,894,902

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Trust Name	Federal Obligation Interest

BCAT	$885,118
ECAT	312,894

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BCAT	7.85%
ECAT	9.88

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Trust Name	Interest Dividends

BCAT	$52,402,084
ECAT	17,467,760

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Trust Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BCAT	$31,821,506	$—
ECAT	14,370,587	4,628,343

I M P O R T A N T T A X I N F O R M A T I O N	89

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Capital Allocation Trust (BCAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio

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Investment Objectives, Policies and Risks  (continued)

investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes through the bank credit facility described below and by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may issue debt securities or preferred shares.

The Trust entered into a 179-day rolling line credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.

The Trust may enter into “dollar roll” transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	91

Investment Objectives, Policies and Risks  (continued)

BlackRock ESG Capital Allocation Trust (ECAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

The Trust will invest at least 80% of its total assets in securities that, in the Manager’s assessment, meet the ESG criteria described below. To determine the Trust’s investable universe, Trust management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock, subject to the considerations noted below. Such screening criteria principally includes:

•	(i) issuers that derive more than zero percent of revenue from the production of controversial weapons;

•	(ii) issuers that derive more than zero percent of revenue from the production of civilian firearms;

•	(iii) issuers that derive more than zero percent of revenue from the production of tobacco-related products;

•

(iv) issuers that derive more than twenty percent of revenue from thermal coal generation, unless the Trust is investing in green bonds of such issuers or the issuers have made certain commitments to reduce climate impact, or more than five percent of revenue from thermal coal mining, unless the Trust is investing in green bonds of such issuers;

•

(v) issuers that derive more than five percent of revenue from oil sands extraction, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;

•	(vi) issuers ranked in the bottom half of the applicable fossil fuel issuers peer group by internal or external ESG criteria, other than green bonds of such issuers;

•

(vii) issuers identified as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption; and

•	(viii) issuers receiving an ESG rating of CCC or equivalent by recognized third-party rating agencies.

The Trust relies on one or more third-party ratings agencies to identify issuers for purposes of the above screening criteria. Third-party rating agencies may base the above screening criteria on an estimate when revenue for a covered business activity is not disclosed by the issuer or publicly available.

The Trust’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate, unavailable or estimated. Where the Fund’s screening criteria looks solely to third-party ratings or data, issuers are only screened to the extent such ratings or data have been assigned or made available by the third parties. This screening criteria is subject to change over time at the Manager’s discretion. In addition, the Trust may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by Trust management.

Trust management then seeks to allocate the Trust’s assets to issuers that have been identified by the Manager as having positive sustainability metrics within their respective sector using a proprietary sustainability scoring system, fundamental sector research and third-party ESG data. In evaluating potential investments, the Manager considers certain criteria, including but not limited to: (i) whether, based on the Manager’s proprietary methodologies using internal data sources and third-party data, the issuer provides positive environmental and social benefits to third parties relative to other companies in its sector; (ii) whether a bond is a green, social or sustainability bond (e.g., the proceeds of the bond issuance are used for environmental projects that benefit the entire planet by either directly or indirectly reducing carbon-emissions) as determined through the Manager’s proprietary methodology and in line with global norms; (iii) whether it has been determined, based on metrics provided by third parties, that the issuer has established a decarbonization strategy; and (iv) whether the issuer is aligned with the Manager’s social and environmental criteria and/or generates revenue associated with the UN Sustainable Development goals. Some examples of third-party data and metrics utilized by the Trust include green revenue metrics, forward looking emissions reduction commitments, revenue from socially controversial business lines, exposure to biodiversity controversies, product mix and targeted populations.

After the investable universe is determined, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. In selecting investments, the Trust may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

The Trust intends to utilize option strategies that consist of writing (selling) call and put options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies. The Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The Trust may also gain exposure to commodity markets by investing in Cayman ESG Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust.

The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Trust will apply the ESG criteria described above to municipal bonds, government sponsored asset-backed securities/mortgage-backed securities and government securities.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	93

Investment Objectives, Policies and Risks  (continued)

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives will be marked to market for purposes of the Trust’s 80% investment policy set out above.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. An Advisor’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, including those advised by the Advisor or one of its affiliates, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate the significance of any particular risk.

Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

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Investment Objectives, Policies and Risks  (continued)

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating

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Investment Objectives, Policies and Risks  (continued)

trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

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Investment Objectives, Policies and Risks  (continued)

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium

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Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

ESG Investing Risk (ECAT): The Trust intends to screen out particular issuers pursuant to certain criteria established by the Manager, and to incorporate ESG criteria in selecting Trust investments pursuant to a methodology determined by the Manager. This may affect the Trust’s exposure to certain issuers and the Trust may forego certain investment opportunities. The Trust’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Trust seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Trust may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, the Manager is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Manager may incorrectly assess a security or issuer. There is also a risk that the Manager may not apply the relevant ESG criteria correctly or that the Trust could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Trust. Neither the Trust nor the Manager make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The Manager’s evaluation of ESG criteria is subjective and may change over time.

The Trust’s ESG screening criteria is measured at the time of investment and is dependent upon information and data that may change over time. If a particular portfolio holding no longer meets the applicable screening criteria subsequent to the time of investment, the Trust will generally look to sell the holding in a reasonable amount of time. The Trust may be forced to sell investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Trust may incur expenses in an effort to dispose of such investments.

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The Trust may not include all instruments in its ESG-related assessments, and may place weight on other factors when selecting investments. In addition, the Trust may not be successful in its objectives related to ESG characteristics. There is no guarantee that these objectives will be achieved, and such assessments are at the Manager’s discretion.

Risks Associated with Private Company Investments: Private companies are generally not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

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Late-Stage Private Companies Risk — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

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Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Municipal Securities Risks: : Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in

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Investment Objectives, Policies and Risks  (continued)

corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

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Investment Objectives, Policies and Risks  (continued)

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Investment Objectives, Policies and Risks  (continued)

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BCAT and ECAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BCAT and ECAT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BCAT and ECAT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); Total Energies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	105

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Corporation serve at the pleasure of the Board.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Frank J. Fabozzi		Robert Fairbairn		J. Phillip Holloman

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BCAT	90,955,629	5,374,635	92,832,103	3,498,161	91,065,811	5,264,453
ECAT	77,980,592	8,986,863	79,393,023	7,574,432	77,949,534	9,017,921

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although BCAT does not seek to implement a specific sustainability strategy unless otherwise disclosed, BCAT management will consider ESG characteristics as part of the investment process for actively managed BCAT. These considerations will vary depending on BCAT’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. BCAT management will consider those ESG characteristics it deems relevant or additive, if any, when making investment decisions for BCAT. The ESG characteristics utilized in BCAT’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for BCAT. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, BCAT may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect BCAT’s exposure to certain companies or industries and BCAT may forego certain investment opportunities. While BCAT management views ESG considerations as having the potential to contribute to BCAT’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

A D D I T I O N A L I N F O R M A T I O N	107

Additional Information  (continued)

General Information (continued)

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	109

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

GOL	General Obligation Ltd.

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTA	Month Treasury Average

MXIBOR	Mexico Interbank Offered Rate

PIK	Payment-in-Kind

RB	Revenue Bond

S&P	Standard & Poor’s

SAN	State Aid Notes

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

ST	Special Tax

TAN	Tax Anticipation Notes

TBA	To-Be-Announced

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com     |     800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ESG Capital Allocation Trust	$74,970	$67,473	$0	$0	$21,600	$21,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ESG Capital Allocation Trust	$21,600	$21,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV . Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, David Clayton, CFA, JD, Managing Director at BlackRock, Russ Koesterich, CFA, JD, Managing Director at BlackRock and Kate Moore, Managing Director at BlackRock. Messrs. Rieder, Clayton and Koesterich and Ms. Moore are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder, Clayton and Koesterich and Ms. Moore have been members of the Fund’s portfolio management team since 2021.

Portfolio Manager	Biography
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from

2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
David Clayton, CFA, JD	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.
Kate Moore	Managing Director of BlackRock since 2016; Chief Investment Strategist at J.P. Morgan from 2013 to 2016; Senior Global Equity Strategist at BofA Merrill Lynch Global Research from 2009 to 2013.

(a)(2) As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	23	37	18	0	7	3
	$100.1 Billion	$38.48 Billion	$3.31 Billion	$0	$533.4 Million	$265.8 Million
David Clayton, CFA, JD	12	8	7	0	0	0
	$33.30 Billion	$18.08 Billion	$0.22 Million	$0	$0	$0
Russ Koesterich, CFA, JD	12	8	9	0	0	0
	$33.30 Billion	$18.08 Billion	$0.28 Million	$0	$0	$0
Kate Moore	0	1	0	0	0	0
	$0	$15.20 Million	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder, Clayton and Koesterich and Ms. Moore may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Clayton and Koesterich and Ms. Moore may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Rick Rieder	None
David Clayton, CFA, JD	None
Russ Koesterich, CFA, JD	None
Kate Moore	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2022	0	$-	0	4,004,469
August 1-31, 2022	298,697	$15.2357	298,697	3,705,772
September 1-30, 2022	240,085	$13.2578	240,085	3,465,687
October 1-31, 2022	527,185	$13.4377	527,185	2,938,502
November 1-30, 2022	452,602	$14.0793	452,602	2,485,900
December 1-31, 2022	526,118	$13.5015	526,118	4,619,300
Total:	2,044,687	13.8377	2,044,687	4,619,300

1 On November 19, 2021, the Fund announced an open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2021, subject to certain conditions. On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2022.

BlackRock ESG Capital Allocation Trust
(1)	Gross income from securities lending activities		$160,563
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$ 24,468
	(b)	Collateral management expenses (including fees deducted from a pooled cash collateral vehicle) not included in (a)	$ 527
	(c)	Administrative fees not included in (a)	$ 0
	(d)	Indemnification fees not included in (a)	$ 0
	(e)	Rebate (paid to borrowers)	$ 336
	(f)	Other fees not included in (a)	$ 0
(3)	Aggregate fees/compensation for securities lending activities		$ 25,331
(4)	Net income from securities lending activities		$135,232

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company    Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ESG Capital Allocation Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ESG Capital Allocation Trust

Date: February 23, 2023